EXHIBIT 10.2
                                                                    ------------

         AMENDED AND RESTATED TEXAS DEED OF TRUST, MORTGAGE, ASSIGNMENT,
           SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT


                                      From

                               GMX RESOURCES INC.

                                       To

                             DAVID R. REID, TRUSTEE


                                       AND

                    CAPITAL ONE, NATIONAL ASSOCIATION, AGENT

                               Dated June 7, 2006

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT. THE DEBTOR (THE BORROWER) IS AN OKLAHOMA CORPORATION.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS AS-EXTRACTED COLLATERAL AND MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OR MINEHEADS OF THE WELLS OR MINES LOCATED ON THE PROPERTIES DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT. THIS INSTRUMENT, WHICH COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN, IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING. THE BORROWER HAS AN INTEREST OF RECORD IN THE REAL ESTATE AND REAL PROPERTY CONCERNED, WHICH INTEREST IS DESCRIBED IN SECTION
1.1 AND EXHIBIT A OF THIS INSTRUMENT.

A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW AGENT (AS HEREINAFTER DEFINED) OR THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTIES AND SELL

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THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE BORROWER
(AS HEREINAFTER DEFINED) UNDER THIS MORTGAGE.

WHEN RECORDED OR FILED                       THIS DOCUMENT
RETURN TO:                                   PREPARED WITH ASSISTANCE
                                             OF TEXAS COUNSEL BY:

James A. Stuckey                             James A. Stuckey
Phelps Dunbar, L.L.P.                        Phelps Dunbar, L.L.P.
365 Canal Street                             365 Canal Street
Suite 2000                                   Suite 2000
New Orleans, LA  70130                       New Orleans, LA  70130




















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                  THIS AMENDED AND RESTATED TEXAS DEED OF TRUST, MORTGAGE,
ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT dated June 7, 2006, is by GMX RESOURCES INC., an Oklahoma corporation (herein called "Borrower") to David R. Reid, as Trustee (as defined below, "Trustee") and CAPITAL ONE, NATIONAL ASSOCIATION, as Agent under the term of the Loan Agreement (as defined below) (referred to herein in such capacity as "Agent").

                                    RECITALS:

                  A. The Borrower executed a Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement (the "Original Mortgage") dated November 2, 2005, to David R. Reid, as Trustee for the benefit of Capital One, National Association (under its former name Hibernia National Bank) (the "Original Bank"). The Original Mortgage was recorded in the following counties of the State of Texas:

                  Office               Date          Filing Information
                  ------               ----          ------------------

                  Harrison County      11/04/05      5017580, Book 3217, page 8

                  Panola County        11/04/05      105586, Book 1291, page 362

                  B. The liens created by the Original Mortgage were granted to secure, among other obligations, the indebtedness of the Borrower owed to the Original Bank in connection with that certain Loan Agreement dated as of July 29, 2005 (the "Original Loan Agreement").

                  C. The Borrower, the Agent and the Banks listed on the signature pages thereto are contemporaneously herewith executing an Amended and Restated Loan Agreement dated as of June 7, 2006, (such Loan Agreement, as so amended, and as same may otherwise from time to time be amended, modified, or supplemented, and all other agreements given in substitution therefor, or in renewal, extension or restatement thereof, in whole or in part, being herein called the "Loan Agreement") amending and restating the Original Loan Agreement.

                  D. In addition to securing the indebtedness of the Borrower from time to time owed to the Agent and the Banks under the Loan Agreement, the liens created hereunder are to secure liabilities of the Borrower owed under the Secured Hedge Agreements (as defined in the Loan Agreement).

                  E. The Borrower and the Agent wish to amend, extend and modify the liens created under the Original Mortgage. Accordingly, without releasing or modifying the liens created by the Original Mortgage on all properties described therein (whether or not any such property is described in this instrument), which liens are expressly hereby retained, the parties hereby amend and restate the Original Mortgage in its entirety as follows:

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                                   ARTICLE 1.

                                  GENERAL TERMS

Section 1.1 Definitions. As used in this Mortgage, the terms "Agent", "Borrower", "Loan Agreement" "Original Bank", "Original Loan Agreement", and "Original Mortgage" shall have the meanings indicated above. As used in this Mortgage, the following additional terms shall have the meanings indicated:

                  "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower including without limitation accounts resulting from the sale of Hydrocarbons at the wellhead and accounts now or hereafter arising in connection with the sale or other disposition of any Hydrocarbons, and all revenues and rights to payment relating to the Borrower's fees for services as operator of any Mineral Properties or to joint interest billings or to amounts recoverable by the Borrower from nonoperating parties by virtue of nonconsent elections or otherwise, and further means all rights accrued, accruing or to accrue to receive payments of any and every kind under all Contracts, including without limitation bonuses, rents and royalties which are payable out of or measured by production of any Hydrocarbons or are otherwise attributable to the Mineral Properties and all other revenues owing to the Borrower in connection with the Mineral Properties, including revenues from the treatment, transportation or storage of Hydrocarbons for third parties.

                  "Advances" has the meaning set forth in Section 4.8 ("Advances by Agent") of this Mortgage.

                   "Business Day" means a day other than a Saturday, Sunday or legal holiday for commercial banks in New Orleans, Louisiana.

                  "Collateral" has the meaning set forth in Section 2.2 ("The Security Interests") of this Mortgage.

                  "Collateral Documents" means collectively all mortgages, pledges, security agreements and other documents by which the Borrower grants Liens and security interests in real or personal property or fixtures (or a mixture thereof) to the Trustee or to the Agent.

                  "Contracts" means all (a) contracts and agreements described in Exhibit A and all other contracts, operating agreements, farm-out or farm-in agreements, sharing agreements, limited or general partnership agreements, area of mutual interest agreements, mineral purchase agreements, contracts for the sale, exchange, transportation or processing of Hydrocarbons, rights-of-way, easements, surface leases, salt water disposal agreements, service contracts, permits, franchises, licenses, pooling or unitization agreements, unit designations and pooling orders now in effect or hereafter entered into by the Borrower, including without limitation such contracts or agreements affecting any of the Mineral Properties, Equipment or Hydrocarbons

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now or hereafter covered hereby, or which are useful or appropriate in drilling for, producing, treating, handling, storing, transporting or marketing oil, gas or other minerals produced from any lands affected by the Mineral Properties, and (b) all rights and choses in action (i.e., rights to enforce contracts or to bring claims thereunder) relating to the foregoing, regardless of whether the same arose or arise, or the events giving rise thereto occurred or occur on, before or after the date hereof.

                  "Default" means the occurrence of any of the events specified as an Event of Default, whether or not any requirement for notice or lapse of time or other condition precedent has been satisfied.

                  "Deposit Accounts" means all deposit accounts of Borrower maintained at the Agent from time to time.

                  "Equipment" means all equipment (whether in the form of personal property, fixtures or otherwise) now owned or hereafter acquired by the Borrower including without limitation all equipment now or hereafter located on or used or held for use in connection with the Mineral Properties or in connection with the operation thereof or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons, including without limitation all wells, rigs, platforms, constructions, extraction plants, facilities, gas systems (for gathering, treating, injection and compression), water systems (for treating, disposal and injection), compressors, casing, tubing, rods, flow lines, pipelines, derricks, tanks, separators, pumps, machinery, tools and all other movable property and fixtures now or hereafter located upon and dedicated to be used (or held for use) in connection with any of the Mineral Properties, together with all additions, accessories, parts, attachments, special tools and accessions now and hereafter affixed thereto or used in connection therewith, and all replacements thereof and substitutions therefor.

                  "Event of Default" has the meaning set forth in Section 5.1 ("Events of Default") of this Mortgage.

                  "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Borrower including without limitation those related to the Mineral Properties, the Equipment or the Hydrocarbons, the operation of the Mineral Properties or the Equipment (whether the Borrower is operator or non-operator), or the treating, handling, storing, transporting, processing, purchasing, exchanging or marketing of Hydrocarbons (wherever located), or under which the proceeds of Hydrocarbons (wherever located or sold) arise or are evidenced or governed, including, without limitation, (i) all contractual rights and obligations or indebtedness owing to the Borrower (other than Accounts) from whatever source arising in connection with the sale or other disposition of any Hydrocarbons, including all rights to payment owed or received by the Borrower pursuant to a "take-or-pay" provision or gas balancing arrangement, (ii) all Contracts and other general

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intangibles now or hereafter arising in connection with or resulting from
Contracts, (iii) all insurance proceeds and unearned insurance premiums affecting all or any part of the Collateral, and (iv) all amounts received in judgment, settlement, assignment or otherwise of claims or litigation and all things in action, rights represented by judgments, claims arising out of tort and other claims relating to the Collateral, including the right to assert and otherwise to be the plaintiff and proper party of interest to commence, control, prosecute and settle such action (whether as claims, counterclaims or otherwise, and whether involving matters arising from casualty, condemnation, indemnification, negligence, strict liability, other tort, contract or in any other manner).

                  "Hydrocarbons" mean all oil, gas, casinghead gas, condensate, distillate, other liquid and gaseous hydrocarbons, sulfur, and all other minerals, whether similar to the foregoing or not, including without limitation those produced, obtained or secured from or allocable to the Mineral Properties, and any products refined, processed, recovered or obtained therefrom, including oil in tanks.

                  "Instruments" means all instruments (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Inventory" means all "inventory" (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Investment Property" means all "investment property" (as defined in the UCC) now owned or hereafter acquired by the Borrower.

                  "Lien" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on jurisprudence, statute or contract, and including but not limited to the lien or security interest arising from a deed of trust, mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, servitudes, usufructs, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purposes of this Mortgage, the Borrower shall be deemed to be the owner of any property which it has accrued or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Mineral Properties" means collectively:

                  (a) the oil, gas and/or other mineral properties and/or mineral rights which are described in Exhibit A, attached hereto and made a part hereof;

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                  (b) without limitation of the foregoing, all other right,
         title and interest of Borrower, of whatever kind or character (whether now owned or hereafter acquired by operation of law or otherwise) in and to (i) the oil, gas and/or mineral leases or other agreements described in Exhibit A hereto, (ii) the lands described or referred to in Exhibit A (or described in any of the instruments described or referred to in Exhibit A), without regard to any limitations as to specific undivided interests, lands or depths that may be set forth in Exhibit A hereto or in any of the leases or other agreements described in Exhibit A hereto;

                  (c) all of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause (a) or (b) above, including without limitation those described on Exhibit A;

                  (d) all of Borrower's right, title and interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface or subsurface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests described in clause (a), (b) or (c) above, or in connection with the operation of such properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests, including without limitation those described on Exhibit A; and

                  (e) all rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

                  "Mortgage" means this Amended and Restated Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement, as amended or supplemented from time to time.

                  "Mortgaged Properties" has the meaning set forth in Section
2.1 ("Grant and Mortgage") of this Mortgage.

                  "Notes" shall mean those certain present and future line of credit notes in the aggregate principal amount of $100,000,000.00, dated June 7, 2006, made by Borrower and payable to the order of the Banks with a maturity date on or before July 29, 2008, such notes

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bearing interest as therein provided, and containing a provision for an additional amount as attorneys' fees, together with any and all other notes given in substitution therefor, or in modification, amendment, renewal or extension thereof, in whole or in part. The Notes are issued in renewal and increase of the Secured Liabilities of Mortgagor heretofore evidenced by the Note dated July 29, 2005, made by Borrower and payable to the order of the Original Bank under the Original Loan Agreement in the principal amount of $50,000,000.00.

                  "Other Proceeds" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

                  "Proceeds" means all "proceeds" (as defined in the UCC) including without limitation all cash and non-cash proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including without limitation all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, and including proceeds of all such proceeds, in each case whether now existing or hereafter arising.

                  "Proceeds of Runs" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Production Proceeds" has the meaning set forth in Section 2.3 ("Assignment") of this Mortgage.

                  "Secured Hedge Providers" shall mean any one or more of the present and future Banks under the Loan Agreement, or any Affiliate (as defined in the Loan Agreement) of such Bank which is a party to one or more agreements with the Borrower or any subsidiary establishing "Secured Hedge Obligations" as defined in the Loan Agreement, so long as any such Bank is a "Bank" under the Loan Agreement at the time such Secured Hedge Obligation is entered into with such Bank or Affiliate (even if any such Bank subsequently ceases to be a Bank under the Loan Agreement for any reason).

                  "Secured Liabilities" means (1) all present and future amounts, liabilities or obligations of the Borrower to the Agent or any Bank or to any successor or transferee of any Note or to the Trustee under or pursuant to the Loan Agreement, the Notes, this Mortgage or the other Collateral Documents, and (2) all present and future liabilities or obligations of the Borrower to any of the Secured Hedge Providers under (x) transactions in futures, forwards,

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swaps or option contracts (including both physical and financial settlement transactions) engaged in by the Borrower as a hedge against adverse changes in the prices of natural gas or oil (including without limitation commodity price hedges, swaps, caps, floors, collars and similar agreements designed to protect the Borrower against fluctuations in commodity prices) engaged in by the Borrower as a risk-management strategy and constituting "Permitted Commodity Hedges" as defined in the Loan Agreement, or (y) forward contracts, futures contracts, swaps, option contracts or other financial agreements or arrangements relating to, or the value of which is dependent upon, interest rates (including without limitation caps, floors, collars, puts and similar agreements designed to protect the Borrower against fluctuations in interest rates) engaged in by the Borrower as a risk-management strategy and constituting "Permitted Interests Hedges" as defined in the Loan Agreement., in each case whether said amounts, liabilities or obligations are liquidated or unliquidated, absolute or contingent, now existing or hereafter arising, and including without limitation the Notes and all other promissory notes heretofore or hereafter executed by the Borrower pursuant to the Loan Agreement, in principal, interest, deferral and delinquency charges, prepayment premiums, costs and attorneys' fees, as therein stipulated, and under and pursuant to all amendments, supplements and restatements to any of said documents. The Secured Liabilities include without limitation all Advances and other amounts for which the Borrower is obligated under the terms of this Mortgage to the Agent or to the Trustee. The Secured Liabilities also include, without limitation, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding. The Secured Liabilities secured by this Mortgage further continue with respect to any renewals, modifications, amendments, revisions or extensions of the Secured Liabilities. It is contemplated and acknowledged that the Secured Liabilities may include revolving credit loans and advances from time to time, and that this Mortgage shall have effect, as of the date hereof, to secure all Secured Liabilities, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date.

                  "Secured Parties" shall mean collectively the Agent, the Banks and the Secured Hedge Providers.

                  "Security Interests" means the security interests in the Collateral granted hereunder securing the Secured Liabilities.

                  "Trustee" means the individual identified in Section 2.1 ("Grant and Mortgage") of this Mortgage, and any successor trustee under this Mortgage.

                  "UCC" means the Uniform Commercial Code, Secured Transactions (Texas Bus. & Comm. Code, Chapter 9), in the State of Texas, as amended from time to time; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or

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non-perfection or priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code or comparable law as in effect in a jurisdiction other than Texas, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or priority.

         Section 1.2 Restatement. The Borrower and the Agent do hereby agree that nothing in this Mortgage shall constitute the satisfaction or extinguishment of the liens under the Original Mortgage or the indebtedness secured thereby.

                                   ARTICLE 2.

                  GRANTS IN TRUST, LIENS AND SECURITY INTERESTS

         Section 2.1 Grant and Mortgage. (a) In order to secure the full and punctual payment and performance of all present and future Secured Liabilities, the Borrower does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to David R. Reid, Trustee, with an address as stated in Section 6.1 ("Notices"), and grant to Trustee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, all for the benefit of Agent (and the ratable benefit of the Secured Parties), the following described properties, rights and interests (herein collectively called the "Mortgaged Properties"):

         (1) The Mineral Properties, together with all rents, issues, profits, products and proceeds, whether now or hereafter existing or arising, from or attributable to the Mineral Properties, and any Hydrocarbons in, under and/or that may be produced therefrom.

         (2) Without limitation of the foregoing, the Borrower's rights in the fixtures, improvements and other constructions now or hereafter located on the Mineral Properties, including without limitation any buildings, platforms, structures, towers, rigs or other real property, fixtures or component parts thereof.

         (3) Without limitation of the foregoing, the Contracts.

         (4) Without limitation of the foregoing, the Equipment.

The descriptions of the Mineral Properties contained in Exhibit A are amplified (but not limited) by the explanations contained in Exhibit 1 attached hereto and made a part hereof.

TO HAVE AND TO HOLD the Mortgaged Properties unto the Trustee and his successors and/or substitutes in this trust, and to their successors and substitutes, in trust, however, upon and subject to the terms and conditions hereof and Borrower does hereby bind itself and its successors and assigns to WARRANT AND FOREVER DEFEND title to the Mortgaged Properties unto Trustee and Trustee's successors and assigns, forever, against every person

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whosoever claiming or to claim the same, or any part thereof, except for Liens expressly permitted hereunder.

                  SUBJECT, however, to (i) the restrictions, exceptions, reservations, conditions, limitations and other matters, if any, set forth or specified in the specific descriptions of such properties and interests in Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are specified in Exhibit A and which are taken into consideration in computing any percentage, decimal or fractional interests set forth in Exhibit A), and (ii) the condition that the Agent shall not be liable in any respect for the performance of any covenant or obligation of the Borrower in respect of the Mortgaged Properties.

                  (b) In the event that the Borrower acquires (by operation of law or otherwise) additional undivided interests in some or all of the Mineral Properties, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in the Mineral Properties without need of further act or document. Further, in the event the Borrower becomes the owner of an interest in any part of the land described either in Exhibit A or in the documents described in Exhibit A or otherwise subject to or covered by the Mineral Properties, this Mortgage shall automatically encumber such ownership interest of the Borrower without need of further act or document.

         Section 2.2 The Security Interests. In order to further secure the full and punctual payment and performance of all present and future Secured Liabilities, the Borrower hereby grants to the Agent, for itself and the ratable benefit of Secured Parties, a continuing security interest in and to the entire right, title and interest of the Borrower in, to and under the following property, whether now owned or existing or hereafter acquired or arising (by operation of law or otherwise) and regardless of where located:

         (1) the Mineral Properties;

         (2) the Accounts;

         (3) the Hydrocarbons, together with all liens and security interests securing payment of the proceeds of the Hydrocarbons, including, but not limited to, those liens and security interests provided for under
         (i) statutes, rules, orders or regulations enacted in the jurisdictions in which the Mortgaged Properties are located, or (ii) statutes, rules, orders or regulations made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

         (4) the Equipment;

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         (5) the General Intangibles (including the Contracts);

         (6) the Deposit Accounts, all cash deposited therein from time to time, and other monies and property of any kind of the Borrower in the possession or under the control of the Agent;

         (7) the Instruments;

         (8) the Inventory;

         (9) the Investment Property;

         (10) all geological, geophysical, engineering, seismic, reserve, production, accounting, title and legal data, reports and information and all books and records in any form (including, without limitation, customer lists, credit files, computer programs, tapes, disks, punch cards, data processing software, transaction files, master files, printouts and other computer materials and records) of the Borrower, pertaining to any of the Mineral Properties or Collateral; and

         (11) all Proceeds and products of all or any of the Collateral described in clauses 1 through 10 hereof.

The term "Collateral" means each and all of the items and property rights described in clauses 1-11 above, together with the Mortgaged Properties and the Proceeds of Runs.

         Section 2.3 Assignment. (a) Borrower does hereby absolutely and unconditionally assign, transfer and set over to Agent, for the ratable benefit of the Secured Parties, effective as of 7:00 a.m. July 29, 2005, the following:

                  (i) all Hydrocarbons which accrue to Borrower's interest in the Mortgaged Properties, and all proceeds of such Hydrocarbons, which proceeds include, without limitation, all advance or other payments for hydrocarbons not yet delivered, such as those received pursuant to "take-or-pay" arrangements (herein collectively referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds; and

                  (ii) all other monies which accrue to Borrower's interest in the Mineral Properties, and all present and future rents therefrom, which rents include, without limitation, all royalties, delay rentals, shut-in payments and similar payments (herein collectively called the "Other Proceeds").

Borrower directs and instructs any and all purchasers of any Hydrocarbons and all other obligors of Production Proceeds and Other Proceeds (herein collectively called "Proceeds of Runs"),

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upon written notice from Agent, to pay to Agent all of the Proceeds of Runs accruing to Borrower's interest until such time as such purchasers or other obligors have been furnished with evidence that all Secured Liabilities have been paid and that this Mortgage has been released. Borrower agrees that no purchasers of the Hydrocarbons or other obligors of the Proceeds of Runs shall have any responsibility for the application of any funds paid to Agent.

         (b) Borrower hereby constitutes and appoints Agent as Borrower's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Agent may from time to time prescribe) in the name, place and stead of Borrower to do any and every act and exercise any and every power that Borrower might or could do or exercise personally with respect to all Hydrocarbons and Proceeds of Runs (the same having been assigned by Borrower to Agent pursuant to Section 2.3(a) hereof), expressly inclusive, but not limited to, the right, power and authority to:

                  (1) execute and deliver in the name of Borrower any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any purchaser of Hydrocarbons from any of the Mortgaged Properties for the purposes of effectuating payment of the Production Proceeds to Agent or which Agent may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 2.3(a); and

                  (2) if under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid by the purchaser to Borrower so that under such existing agreements payment cannot be made of such Production Proceeds to Agent, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Agent;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Borrower might or could do if personally present. Borrower shall be bound thereby as fully and effectively as if Borrower had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Agent may be exercised by Agent through any person who, at the time of the execution of the particular instrument, is an officer of Agent. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the Secured Liabilities, or any part thereof, shall remain unpaid. All persons dealing with Agent or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Agent that all the Secured Liabilities are fully and finally paid. Agent may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Agent shall be a demand obligation of Borrower (which obligation the Borrower expressly promises to pay) owing by the Borrower to Agent and shall bear interest, from the date expended until paid, at the rate described in Section 4.8 ("Advances by Agent") hereof.

         Section 2.4 Condemnation. The Borrower hereby assigns to the Agent any and all awards that may be given or made in any proceedings by any legally constituted authority to condemn or expropriate the Collateral, or any part thereof, under power of eminent domain, and if there is such a condemnation or expropriation, the Agent may, at its election, either pay the net proceeds thereof toward the payment of the Secured Liabilities or pay the net proceeds thereof to the Borrower.

         Section 2.5 Scope and Term of Secured Liabilities. The Borrower acknowledges that this Mortgage secures all Secured Liabilities under or pursuant to the Loan Agreement, the Notes, this Mortgage or the other Collateral Documents, whether such loans or advances made or incurred by the Agent are optional or obligatory by the Banks, and under or pursuant to the Secured Hedge Agreements. This Mortgage is and shall remain effective, even though the amount of the Secured Liabilities may now be zero or may later be reduced to zero, until all of the amounts, liabilities and obligations, present and future, comprising the Secured Liabilities have been incurred and are extinguished.

         Section 2.6 Delivery of Transfer Orders. Independent of the other provisions and authorities herein granted, the Borrower agrees to execute and deliver any and all transfer orders, letters in lieu thereof, division orders and other instruments that may be requested by Agent or that may be required by any purchaser of any Hydrocarbons for the purpose of effectuating payment of the Proceeds of Runs to Agent. If under any existing sales agreements, other than division orders or transfer orders, any Proceeds of Runs are required to be paid by the purchaser to the Borrower so that under such existing agreements payment cannot be made of such Proceeds of Runs to Agent, the Borrower's interest in all Proceeds of Runs under such sales agreements and in all other Proceeds of Runs which for any reason may be paid to the Borrower shall, when received by the Borrower, constitute trust funds in the Borrower's hands and shall be immediately paid over to Agent.

         Section 2.7 Change of Purchaser. Should any Person now or hereafter purchasing or taking Hydrocarbons fail to make payment to Agent of the Proceeds of Runs within 30 days of when due, Agent shall have the right to make, or to require the Borrower to make, a change of connection and the right to designate or approve the purchaser with whose facilities a new connection shall be made, and Agent shall have no liability or responsibility in connection therewith so long as ordinary care is used in making such designation.

         Section 2.8 Payment of Proceeds. In the event that, for its convenience, the Agent should elect with respect to all or particular Mineral Properties or Contracts not to exercise immediately its right to receive Hydrocarbons or Proceeds of Runs, then the purchasers or other Persons obligated to make such payment shall continue to make payment to the Borrower until such time as written demand has been made upon them by the Agent that payment be made direct to the Agent. Such failure to notify such purchasers or other Persons shall not in any way waive, remit or release the right of the Agent to receive any payments not theretofore paid over to the Borrower before the giving of written notice. In this regard, in the event payments are made direct to the Agent, and then, at the request of the Agent payments are, for a period or periods of time, paid to the Borrower, the Agent shall nevertheless have the right, effective upon written notice, to require future payments be again made to it.

         Section 2.9 Limitation of Liability; Indemnity. The Agent and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Proceeds of Runs and from all other responsibility in connection therewith, except the responsibility of each to account (by application upon the Secured Liabilities or otherwise) to the Borrower for funds actually received. The Borrower agrees to indemnify and hold harmless Agent and the other Secured Parties against any and all liabilities, actions, claims, judgments, costs, charges and attorneys' fees by reason of the assertion that such parties received, either before or after payment and performance in full of the Secured Liabilities, funds from the production of Hydrocarbons or the Proceeds of Runs claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by or (ii) were otherwise made in violation of contracts, agreements, laws, rules, regulations and/or orders governing such sales), and the Agent shall have the right to defend against any such claims or actions, employing attorneys of Agent's own selection and if not furnished with indemnity satisfactory to them, the Agent shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by the Agent in compromise, satisfaction or discharge of any such claims, actions or judgments, and all court costs, attorneys' fees and other expenses of every character expended by the Agent pursuant to the provisions of this Section shall be a demand obligation (which obligation the Borrower hereby expressly promises to pay) owing by the Borrower to such parties and shall bear interest, from the date expended until paid, at the rate described in Section 4.8 ("Advances by Agent") hereof. WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING RELEASES AND INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO ALL CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES (INCLUDING WITHOUT LIMITATION CONSEQUENTIAL DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES AND FURTHER INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES AND EXPENSES, WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF STRICT LIABILITY OR OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities and releases shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.

         Section 2.10 Duty to Perform. Nothing herein contained shall detract from or limit the obligation of the Borrower to make prompt payment of the Secured Liabilities at the time and in the manner provided herein and in the Loan Agreement and the Secured Hedge Agreements regardless of whether the Proceeds of Runs herein assigned are sufficient to pay same. The Borrower will do and perform every act required of it by this Mortgage at the time or times and in the manner specified.

                                   ARTICLE 3.

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Agent that:

         Section 3.1 Title. The Collateral (including without limitation the Mineral Properties) is accurately, completely, adequately and sufficiently described herein and in Exhibit A as required by all applicable laws for this Mortgage to create a Lien on all of the Collateral. The execution, delivery and performance of this Mortgage and the creation of the liens and grants in trust hereunder do not violate any provision of or constitute a default under any operating agreement or other instrument affecting or comprising any of the Collateral or to which the Borrower is a party. Except as otherwise specifically disclosed to the Agent in writing with respect to any particular part of the Mineral Properties, the Borrower represents and warrants to the Agent that (a) the Mineral Properties described in Exhibit A hereto are valid, subsisting leases and contracts, in full force and effect, (b) all producing wells located on the lands described in Exhibit A have been drilled, operated and produced in conformity with all applicable laws, rules and regulations of all regulatory authorities having jurisdiction, and are subject to no penalties on account of past production, and that such wells are in fact bottomed under and are producing from, and the well bores are wholly within, lands described in Exhibit A (or in the case of wells located on properties unitized therewith, such unitized properties), (c) the Borrower, to the extent of the interests specified in Exhibit A, has legal, valid and defensible title to each property right or interest constituting the Mineral Properties, subject to exceptions permitted by
Section 6.2 of the Loan Agreement, and the respective working interests and net revenue interests of the Borrower in and to the Hydrocarbons as set forth on Exhibit A hereto, and the Borrower's percentage interests in the Mineral Properties, cash flow, net income and other distributions and in the costs of exploration, development and production, all as set forth in Exhibit A hereto, are true and correct in all material respects and accurately reflect the respective interests to which the Borrower is legally entitled, (d) the Borrower is not obligated, by virtue of any prepayment under any contract providing for the sale by the Borrower of Hydrocarbons which contains a "take or pay" clause or under any similar arrangement, to deliver Hydrocarbons produced or to be produced from the Mineral Properties at some future time without then or thereafter receiving full payment therefor, and (e) no agreement, contract or instrument set forth in Exhibit A or contains any provision which would prevent the practical realization of the benefits of this Mortgage as to the Collateral. With respect to all wells existing on the date hereof, such shares of production and expenses are not subject to change (pursuant to non-consent provisions of operating agreements described in Exhibit A or otherwise) except, and only to the extent that, such changes are expressly described in Exhibit A. The Borrower will warrant and forever defend the Collateral unto the Agent against every person whomsoever lawfully claiming the same or any part thereof except persons claiming under encumbrances of record permitted by Section 6.2 of the Loan Agreement, and will maintain and preserve the Lien hereby created so long as any of the Secured Liabilities remains unpaid.

         Section 3.2 Rents; Royalties. All rents, royalties and other payments (except for those which are being contested in good faith and by appropriate proceedings and for which the Borrower has established adequate reserves and so long as the payment of same is not a condition to be met in order to maintain an oil, gas and/or other mineral lease or other agreement in force) due and payable under the Mineral Properties which are productive of oil and/or gas (or are included in units productive of oil and/or gas) and all other oil, gas and/or mineral leases, contracts and other agreements forming a part of the Mortgaged Properties, have been and are being properly and timely paid, and the Borrower is not in default with respect to any obligations (and the Borrower is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts and other agreements, or otherwise attendant to the ownership or operation of the Collateral, where such default could adversely affect the ownership or operation of the Collateral to which such obligations relate. The Borrower is not currently accounting (and does not anticipate accounting) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) where such payments are based other than on proceeds received by Borrower from sale; the Borrower has advised the Agent in writing of situations, if any, where a contingent liability to so account may exist.

         Section 3.3 No Limitations on Payments for Production. Except as otherwise specifically disclosed to the Agent in writing with respect to any particular part of the Mineral Properties, (i) neither Borrower, nor its predecessors in title, have received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" arrangements) for any Hydrocarbons produced or to be produced from the Mineral Properties after the date hereof; (ii) none of the Mineral Properties is subject to any contractual or other arrangement whereby payment for production is to be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil not in excess of sixty (60) days, and in the case of gas not in excess of ninety (90) days); (iii) none of the Mineral Properties is subject to any contractual, or other, arrangement for the sale of crude oil which cannot be cancelled on ninety (90) days (or less) notice, and none of the Mineral Properties is subject to a gas sales contract which contains terms which are not customary in the industry; (iv) none of the Mineral Properties is subject at the present time to any regulatory refund obligation and, to the best of Borrower's knowledge, no facts exist which might cause the same to be imposed; (v) none of the Mineral Properties is subject to an arrangement or agreement under which any purchaser or other Person is entitled to "make-up" or otherwise receive deliveries of Hydrocarbons at any time after the date hereof without paying at such time the full contract price therefor; and (vi) no Person is entitled to receive any portion of the interest of the Borrower in any Hydrocarbons produced or to be produced from the Mineral Properties or to receive cash or other payments from the Borrower to "balance" any disproportionate allocation of Hydrocarbons under any operating agreement, gas balancing and storage agreement, gas processing or dehydration agreement, or other similar agreements, except as permitted by the Loan Agreement.

         Section 3.4 Pricing. The prices being received for the production of Hydrocarbons do not violate any Contract, law or regulation. Where applicable, all of the wells located on the Mineral Properties and production of Hydrocarbons therefrom have been properly classified under appropriate governmental regulations.

         Section 3.5 Consents and Preferential Rights. There are no preferential purchase rights held by third parties affecting any part of the Collateral except for the right of first refusal on Phase III in favor of Penn Virginia Oil & Gas under the Participation Agreement dated December 29, 2003, or rights of third parties to prohibit the pledge or mortgage to Agent of any part of the Collateral without the consent of such third parties.

         Section 3.6 No Inconsistent Agreements. The Borrower has not performed any acts or signed any agreements which might prevent the Agent from enforcing any of the terms of this Mortgage or which would limit the Agent in any such enforcement.

         Section 3.7 Status of Contracts. All of the Contracts and obligations of the Borrower that relate to the Mineral Properties (i) are in full force and effect and constitute legal, valid and binding obligations of the Borrower, and
(ii) neither the Borrower nor, to the knowledge of the Borrower, any other party to the Contracts (a) is in breach of or default, or with the lapse of time or the giving of notice, or both, would be in breach or default, with respect to any of its obligations thereunder or (b) has given or threatened to give notice of any default under or inquiry into any possible default under, or action to alter, terminate, rescind or procure a judicial reformation of any Contract.

         Section 3.8 Accounts. The Accounts represent bona fide obligations of the respective account debtors, which obligations are free and clear of any set off, compensation, counterclaim, defense, allowance or adjustment other than discounts for prompt payment shown on the invoice, and arose in the ordinary course of the Borrower's business.

         Section 3.9 Status of Equipment. To the best of the Borrower's knowledge, the Equipment, fixtures and other tangible personal property forming a part of the Collateral are in good repair and condition and are adequate for the normal operation of the Collateral in accordance with prudent industry standards; all of such Collateral is located on the Mineral Properties, except for that portion thereof which is located elsewhere (including that usually located on the Mineral Properties but now temporarily located elsewhere) in the course of the normal operation of the Mineral Properties.

         Section 3.10 UCC Number. The Oklahoma Secretary of State does not assign an organizational identification number to the Borrower.

         Section 3.11 Chief Executive Office. The chief executive office of the Borrower is located at 9400 North Broadway, Suite 600, Oklahoma City, Oklahoma 73114. The chief executive office of the Borrower has been continuously located within the State of Oklahoma from and after its formation.

         Section 3.12 Name and State of Formation. The Borrower is formed and organized under the laws of the State of Oklahoma. The exact name of the Borrower is set forth on the cover page of this Mortgage.

                                   ARTICLE 4.

                                    COVENANTS

         Section 4.1 Insurance and Notice. The Borrower will procure and maintain for the benefit of the Agent original paid-up insurance policies against such liabilities, casualties, risks and contingencies, in such amounts and form and substance, with such financially sound and reputable companies, and with such expiration dates, as are acceptable to the Agent, and containing a non-contributory standard mortgagee clause or its equivalent in favor of the Agent. The Borrower will at all times maintain costs of regaining control of well insurance or similar insurance to the extent customary in the industry in the pertinent area of operations. Each policy shall contain an agreement by the insurer not to cancel or amend the policy without giving the Agent at least thirty (30) days prior written notice of its intention to do so. Upon request of the Agent, the Borrower will furnish or cause to be furnished to the Agent from time to time a summary of the insurance coverage of the Borrower in form and substance satisfactory to the Agent and if requested will furnish the Agent original certificates of insurance and/or copies of the applicable policies and all renewals thereof. In the event the Borrower should, for any reason whatsoever, fail to keep the corporeal (tangible) Collateral or any part thereof so insured, or to keep said policies so payable, or fail to deliver to the Agent the original or certified policies of insurance and the renewals therefor upon demand, then the Agent, if it so elects, may itself have such insurance effected in such amounts and with such companies as it may deem proper and may pay the premiums therefor (as an Advance as defined hereinbelow). The Borrower will notify the Agent immediately in writing of any material blowout, fire or other casualty to or accident involving the Mortgaged Properties, the Equipment or the Hydrocarbons, whether or not such blowout, fire, casualty or accident is covered by insurance. The Borrower will promptly further notify the Borrower's insurance company and to submit an appropriate claim and proof of claim to the insurance company if such a casualty or accident occurs. In the event of any loss or any of such policies, the Agent may, at its election, either apply the net proceeds thereof toward the payment of the Secured Liabilities or pay the net proceeds thereof to the Borrower, either wholly or in part, and under such conditions as the Agent may determine to enable the Borrower to repair or restore the Collateral.

         Section 4.2 Operation of the Mortgaged Properties. Whether or not the Borrower is the operator of the Mortgaged Properties, the Borrower will, at the Borrower's own expense, (a) do all things necessary to keep unimpaired the Borrower's rights in the Mortgaged Properties (subject to any permitted abandonment provisions hereinbelow), (b) cause the lands described in Exhibit A to be maintained, developed, protected against drainage, and continuously operated for the production of hydrocarbons in a good and workmanlike manner as would a prudent operator, and in accordance with generally accepted practices and applicable operating agreements, and (c) cause to be paid, promptly as and when due and payable, all rentals and royalties payable in respect of the Mortgaged Properties, and all expenses incurred in or arising from the operation or development of the Mortgaged Properties. The Borrower will observe and comply with all terms and provisions, express or implied, of the Mineral Properties, and all agreements and contracts of any type relating to the Mortgaged Properties, in order to keep the same in full force and effect, including, without limitation, maintenance of productive capacity of each well or unit comprising the Mortgaged Properties, and will not, without the prior written consent of the Agent, surrender, abandon or release (or otherwise reduce its rights under) any such lease, in whole or in part, so long as any well situated thereon (whether or not such well is located on the Mineral Properties), or located on any unit containing all or any part of such leases, is capable (or is subject to being made capable through drilling, reworking or other operations which it would be economically feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage); provided, however, that the Borrower may, to the extent expressly required by the terms of any such lease under a "Pugh clause" or similar provision, or to the extent otherwise required by law, confirm to the lessor thereof that the lease has by its terms terminated as to any specified portion thereof on which no such well exists. Without the express prior written consent of the Agent, Borrower will not abandon or consent to the abandonment of any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing hydrocarbons in commercial quantities (as determined without considering the effect of this Mortgage but considering the cost of such drilling, reworking and other operations). Without the express prior written consent of the Agent, the Borrower will not elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e., until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties except in the ordinary course of business in good faith.

         Section 4.3 Pooling and Unitization. The Borrower has the right, and is hereby authorized, to pool or unitize all or any part of any tract of land described in Exhibit A, insofar as relates to the Mortgaged Properties, with adjacent lands, leaseholds and other interests, when, in the reasonable judgment of the Borrower, it is necessary or advisable to do so in order to form a drilling unit to facilitate the orderly development of that part of the Mortgaged Properties affected thereby, or to comply with the requirements of any law or governmental order or regulation relating to the spacing of wells or proration of the production therefrom; provided, however, that the Hydrocarbons produced from any unit so formed shall be allocated among the separately owned tracts or interests comprising the unit in proportion to the respective surface areas thereof; and provided further that the Borrower is not be entitled to form any such unit without the written consent of the Agent (which consent shall not be unreasonably withheld) if the effect of such formation would be to decrease the amount of Hydrocarbons which would be subject to this Mortgage. Any unit so formed may relate to one or more zones or horizons, and a unit formed for a particular zone or horizon need not conform in area to any other unit relating to a different zone or horizon, and a unit formed for the production of oil need not conform in area with any unit formed for the production of gas. Immediately after formation of any such unit, the Borrower shall furnish to the Agent a true copy of the pooling agreement, declaration of pooling or other instrument creating such unit, in such number of counterparts as the Agent may reasonably request. The interest in any such unit attributable to the Mortgaged Properties (or any part thereof) included therein shall become a part of the Mortgaged Properties and shall be subject to the Lien hereof in the same manner and with the same effect as though such unit and the interest of the Borrower therein were specifically described in Exhibit A. The Borrower may enter into pooling or unitization agreements not hereinabove authorized only with the prior written consent of the Agent.

         Section 4.4 Contracts. The Borrower will not enter into any operating agreement or other Contract which materially adversely affects the Collateral or the Mineral Properties, or which is not in the ordinary course of business. The Borrower will promptly take all action necessary to enforce or secure the observance or performance of any term, covenant, agreement or condition to be observed or performed by third parties under any Contract, or any part thereof, or to exercise any of its rights, remedies, powers and privileges under any Contract, all in accordance with the respective terms thereof. The Borrower will not do or permit anything to be done to the Collateral that may violate the terms of any insurance covering the Collateral or any part thereof.

         Section 4.5 Filing. (a) The Borrower agrees that a facsimile, photostatic or other reproduction of this Mortgage is sufficient as a financing statement. This Mortgage shall be effective as a financing statement, filed as a fixture filing with respect to all fixtures included within the Collateral, and shall also be effective as a financing statement covering as extracted collateral and minerals or the like (including oil and gas) and other substances of value that may be extracted from the earth and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed for record in the real property records of each county where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county boundaries), and may also be filed in the offices of the Bureau of Land Management or the Minerals Management Service or any relevant state agency (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Collateral and may be filed in any other appropriate filing or recording office. The mailing address of the Borrower and the address of the Agent from which information concerning the Security Interests evidenced hereunder may be obtained are the respective addresses of the Borrower and the Agent set forth in Article 6. The Borrower shall pay all costs of or incidental to the recording or filing this Mortgage and of any financing, amendment, continuation, termination or other statements concerning the Collateral.

                  (b) The Borrower authorizes the Agent to file a financing statement covering all personal property of the Borrower in the appropriate filing office under the UCC.

         Section 4.6 Collateral Protection. If the validity or priority of this Mortgage or any rights, security interests or other interests created or evidenced hereby shall be attacked, endangered or questioned or if any legal proceedings are instituted with respect thereto, the Borrower will give prompt written notice thereof to the Agent and at the Borrower's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, and the Agent (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, security interests and other interests created or evidenced hereby, and all reasonable expenses so incurred of every kind and character shall be considered Advances as provided in Section 4.8 ("Advances by Agent") hereof, and shall be a part of the Secured Liabilities.

         Section 4.7 Taxation of Mortgage. In the event that any governmental authority shall impose any taxation of mortgages or the indebtedness they secure, the Borrower agrees to pay such governmental taxes, assessments or charges either to the governmental authority or to the Agent, as provided by law.

         Section 4.8 Advances by Agent. The Borrower authorizes the Agent in the Agent's discretion to advance any sums necessary for the purpose of paying (i) insurance premiums, (ii) taxes, forced contributions, service charges, local assessments and governmental charges, (iii) any Liens or encumbrances affecting the Collateral (whether superior or subordinate to the Lien of this Mortgage) not permitted by this Mortgage or the Loan Agreement, (iv) necessary repairs and maintenance expenses or (v) any other amounts which are covered by the Loan Agreement or which the Agent deems necessary and appropriate to preserve the validity and ranking of this Mortgage, to cure any Defaults or to prevent the occurrence of any Default, or otherwise authorized by this Mortgage (collectively, the "Advances") of whatever kind; provided, however, that nothing herein contained shall be construed as making such Advances obligatory upon Agent, or as making Agent liable for any loss, damage, or injury resulting from the nonpayment thereof. The Borrower covenants and agrees that within five (5) days after demand therefor by the Agent, the Borrower will repay the Advances to the Agent, together with interest thereon at the rate provided in the Loan Agreement and the Notes from the date incurred. All such Advances (and interest) shall be included in the Secured Liabilities secured hereby.

                                   ARTICLE 5.

                              DEFAULT AND REMEDIES

         Section 5.1 Events of Default. Any of the following events shall be considered an "Event of Default" as that term is used herein:

                  (a) Principal and Interest Payments. The Borrower fails to make payment (x) when due of any principal or interest installment on any Note, and such failure continues unremedied for a period of three
         (3) Business Days after the earlier of (i) notice thereof being given by the Agent to the Borrower or (ii) such default otherwise becoming known to the president or chief financial officer of the Borrower or
         (y) when due of any mandatory prepayment under Subsection 2.4(b) or Subsection 2.4(c) of the Loan Agreement.

                  (b) Loan Agreement. The occurrence of an Event of Default as defined in the Loan Agreement.

         Section 5.2 Remedies. (a) Upon the occurrence of any Event of Default, the Agent may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against the Borrower and in and to the Collateral, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Agent may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Agent: (i) institute proceedings for the complete foreclosure of this Mortgage in which case the Collateral or any part thereof may be sold for cash or upon credit in one or more portions; or
(ii) to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Secured Liabilities then due and payable, subject to the continuing Lien of this Mortgage for the balance of the Secured Liabilities not then due; or (iii) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in this Mortgage or the Loan Agreement or any Secured Hedge Agreement; or (iv) recover judgment on the Notes either before, during or after any proceedings for the enforcement of this Mortgage; or (v) apply for the appointment of a trustee, receiver, liquidator or conservator of the Collateral, without regard for the adequacy of the security for the Secured Liabilities and without regard for the solvency of the Borrower or of any person, firm or other entity liable for the payment of the Secured Liabilities; or (vi) pursue such other remedies as the Agent may have under applicable law.

                  (b) The proceeds or avails of any sale made under or by virtue of this Article 5, together with any other sums which may be held by the Agent under this Mortgage, whether under the provisions of this Article 5 or otherwise, shall be applied to the Secured Liabilities in such manner as the Agent, in its sole discretion, shall determine.

                  (c) Upon any sale made under or by virtue of this Article 5, the Agent may bid for and acquire the Collateral or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Secured Liabilities the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Agent is authorized to deduct under this Mortgage.

         Section 5.3 Deposit Accounts. The Agent has required the Borrower to maintain and use the Deposit Accounts at the Agent. Upon an Event of Default the Deposit Accounts shall be subject to access and withdrawal by the Agent only. Payments due and payable on the Notes may be debited from the Deposit Accounts. All payments (in the form of checks, drafts, cash or otherwise) received by the Borrower in satisfaction, in whole or in part, of any Proceeds of Runs, Accounts or General Intangibles (or Proceeds therefrom) of the Borrower shall be deposited by the Borrower in the Deposit Accounts in accordance with the terms of the Loan Agreement. The Borrower will deposit for credit to the Deposit Accounts all such items of payment and remittances within one Business Day after the receipt thereof, and shall not commingle any such items of payment and remittances with any of the Borrower's other property. Funds in the Deposit Accounts are hereby made and shall remain subject to a security interest in favor of the Agent to secure the Secured Liabilities, and the Agent may apply or cause to be applied (subject to collection) any or all of the balance from time to time standing in the Deposit Accounts against any amounts then due and payable under the Secured Liabilities in such order as determined by the Agent.

         Section 5.4 General Authority. The Borrower hereby irrevocably appoints the Agent its agent and attorney in fact, with full power of substitution, in the name of the Borrower or the Agent, for the sole use and benefit of the Agent, but at the Borrower's expense, to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (i) to endorse the name of the Borrower upon any check, draft or other instrument payable to the Borrower evidencing payment upon any Accounts or General Intangible,

                  (ii) to notify postal service authorities to change the address for delivery of the assigned payments of Collateral to a "lockbox" address designated and controlled by the Agent, and to receive, open and dispose of assigned payments of Collateral addressed to the Borrower,

                  (iii) to demand, sue for, collect, receive and give acquittance for any and all Accounts and other monies due or to become due for or as Collateral or by virtue thereof,

                  (iv) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any of the Collateral, and

                  (v) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with reference thereto.

The aforesaid mandate and power of attorney, being coupled with an interest, is irrevocable so long as any of the Secured Liabilities remain outstanding.

         Section 5.5 Accounts and Contracts. While an Event of Default has occurred and is continuing, (i) the Borrower will make no material change to the terms of any Account or Contract without the prior written permission of the Agent, and (ii) the Borrower upon request of the Agent will promptly notify (and the Borrower hereby authorizes the Agent so to notify) each account debtor in respect of any Account or General Intangible that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent or its designee.

         Section 5.6 Sale and Foreclosure. Upon the occurrence of an Event of Default, Trustee is authorized and empowered and it shall be Trustee's special duty at the request of Agent to sell the Collateral, or any part thereof, as an entirety or in parcels as Agent may elect, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions of this Section 5.6:

                  (a) As to any portion of the Collateral located in the State of Texas (or within the offshore area over which the United States of America asserts jurisdiction and to which the laws of such state are applicable with respect to this Mortgage and/or the liens, grants in trust or security interests created hereby), such sales of all or any part of such Collateral shall be conducted at the courthouse of any county (whether or not the counties in which such Collateral located are contiguous) in the State of Texas in which any part of such Collateral is situated or which lies shoreward of any Collateral (i.e., to the extent a particular part of the Collateral lies offshore within the reasonable projected seaward extension of the relevant county boundary), at public venue to the highest bidder for cash between the hours of ten o'clock a.m. and four o'clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes or laws of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

                  (b) A POWER OF SALE HAS BEEN GRANTED IN THIS MORTGAGE. A POWER OF SALE MAY ALLOW TRUSTEE TO TAKE THE COLLATERAL AND SELL THEM WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY BORROWER UNDER THIS MORTGAGE.

         Section 5.7 Remedies Under the UCC and Otherwise Respecting the Collateral. Upon the occurrence of an Event of Default, Agent may exercise its rights of enforcement with respect to the Collateral under the UCC or under any other law, statute, order, rule or regulation, in force in any state, to the extent the same is applicable. Cumulative of the foregoing and the other provisions of this Section 5.7:

                  (i) Agent may enter upon the Mortgaged Properties or otherwise upon Borrower's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

                  (ii) Agent may require Borrower to assemble the Collateral and make it available at a place Agent designates which is mutually convenient to allow Agent to take possession or dispose of the Collateral; and

                  (iii) written notice mailed to Borrower as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

                  (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof may, at the option of Agent, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold by Trustee or by Agent, the Collateral related thereto may be sold in connection therewith); and

                  (v) the expenses of sale provided for in Section 5.9 shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

                  (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated as if the same were sales proceeds.

         Section 5.8 Set-Off. Upon the occurrence of any Event of Default, the Agent shall have the right to set-off any funds of the Borrower in the possession of the Agent against any amounts then due by the Borrower to the Agent pursuant to the Mortgage.

         Section 5.9 Expenses. The Borrower will pay all reasonable expenses, including but not limited to reasonable attorneys' fees, incurred in connection with the full protection and preservation of, and foreclosure, collection or other realization of or on, the Collateral or this Mortgage, or in connection with the enforcement of any of the Borrower's obligations or the Agent's rights and remedies set forth herein, whether or not suit or any foreclosure proceedings are filed. All insurance expenses and all expenses of protecting, storing, warehousing, appraising, preparing for sale, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any federal, state or local authority on any of the Collateral, all expenses in respect of periodic appraisals and inspections of the Collateral to the extent the same may be requested from time to time, and all expenses in respect of the sale or other disposition thereof shall be borne and paid by the Borrower. All such expenses shall be treated as Advances as provided in Section
4.8 ("Advances by Agent") hereof and thus included in the Secured Liabilities secured hereby.

         Section 5.10 General Sales Provisions. To the extent permitted by applicable law, the sale by Trustee or Agent hereunder of less than the whole of the Collateral shall not exhaust the powers of sale herein granted or the right to judicial foreclosure, and successive sale or sales may be made until the whole of the Collateral shall be sold, and, if the proceeds of such sale of less than the whole of the Collateral shall be less than the aggregate of the Secured Liabilities secured hereby and the expense of conducting such sale, this Mortgage and the liens and security interests hereof shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of the Collateral. In the event any sale hereunder is not completed or is defective in the opinion of Agent, such sale shall not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Agent shall have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by it (including, without limitation, the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the Secured Liabilities or as to the occurrence of any Default, or as to Agent's having declared all or portions of Secured Liabilities to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or, with respect to any sale by the Trustee, or any successor or substitute trustee, as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee or the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done, shall be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens and/or security interests covered hereby, it shall not be necessary for the Trustee, Agent, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his, her or its possession, either at the time of or prior to such sale, the Collateral or any part thereof.

         Section 5.11 Effective as Mortgage. As to the Mortgaged Properties, this instrument shall be effective as a mortgage as well as a deed of trust, and upon the occurrence of an Event of Default may be foreclosed as to the Mortgaged Properties, or any portion thereof, in any manner permitted by applicable law, and any foreclosure suit may be brought by Trustee or by Agent. To the extent, if any, required to cause this instrument to be so effective as a mortgage as well as a deed of trust, Borrower hereby mortgages the Mortgaged Properties to Agent. In the event a foreclosure hereunder as to the Mortgaged Properties, or any part thereof, shall be commenced by Trustee, or his substitute or successor, Agent may at any time before the sale of such properties direct Trustee to abandon the sale, and may then institute suit for the foreclosure of this Mortgage as to such properties. It is agreed that if Agent should institute a suit for the foreclosure of this Mortgage, Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require Trustee, or his or her substitute or successor, to sell the Mortgaged Properties, or any part thereof, in accordance with the provisions of this Mortgage.

         Section 5.12 Receiver. In addition to all other remedies herein provided for, Borrower agrees that, upon the occurrence of an Event of Default, Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Collateral, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Collateral or the solvency of any person or persons liable for the payment of the Secured Liabilities secured hereby, and Borrower does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Agent, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Agent under Section
2.3 ("Assignment") hereof. Borrower expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Agent of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed.

         Section 5.13 Foreclosure as to Matured Debt. Upon the occurrence of an Event of Default, Agent shall have the right to proceed with foreclosure of the liens and/or security interests evidenced hereby without declaring the entire Secured Liabilities due, and in such event, any such foreclosure sale may be made subject to the unmatured part of the Secured Liabilities and shall not in any manner affect the unmatured part of the Secured Liabilities, but as to such unmatured part, this Mortgage shall remain in full force and effect just as though no sale had been made. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Liabilities.

         Section 5.14 Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in the Loan Agreement or any other agreement, and Trustee and Agent shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Liabilities and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such Loan Agreement or any other agreement or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         Section 5.15 Agent's Discretion as to Security. Agent may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the Secured Liabilities, in whole or in part, and in such portions and in such order as may seem best to Agent in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

         Section 5.16 Borrower's Waiver of Certain Rights. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Borrower, for Borrower, Borrower's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Collateral, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the Secured Liabilities, notice of election to mature or declare due the whole of the Secured Liabilities and all rights to a marshaling of assets of Borrower, including the Collateral, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right of Trustee and/or Agent under the terms of this Mortgage to a sale of the Collateral for the collection of the Secured Liabilities without any prior or different resort for collection, or the right of Agent under the terms of this Mortgage to the payment of the Secured Liabilities out of the proceeds of sale of the Collateral in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Borrower or Borrower's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or any other Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

         Section 5.17 Acts Not Constituting Waiver. Agent may waive or remedy any Event of Default without waiving or remedying any other prior or subsequent Event of Default and Agent may remedy any Event of Default without waiving the default remedied. Neither failure by Trustee or Agent to exercise, nor delay by Trustee or Agent in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Trustee or Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Acceptance by Agent of any payment in an amount less than the amount then due on any Secured Liabilities shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default hereunder.

         Section 5.18 Substitute Trustee. The Trustee may resign by an instrument in writing addressed to Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Agent. In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Liabilities secured hereby have been paid in full, or until the Collateral is sold hereunder. In the event the Secured Liabilities are owned by more than one person or entity, the Required Banks (as defined in the Loan Agreement) shall have the right and authority to make the appointment of a successor or substitute trustee as provided for in the preceding sentence or to remove Trustee as provided in the first sentence of this section. Such appointment and designation by Agent, or by the Required Banks (as defined in the Loan Agreement), shall be full evidence of the right and authority to make the same and of all facts therein recited. If Agent is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Agent may act through an agent or attorney-in-fact in substituting trustees. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Mortgaged Properties shall vest in the named successor or substitute Trustee and he or she shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Mortgaged Properties of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

         SECTION 5.19 NO LIABILITY FOR TRUSTEE. THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE TRUSTEE'S STRICT LIABILITY OR NEGLIGENCE), EXCEPT FOR TRUSTEE'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Borrower hereby ratifies and confirms any and all acts which the herein named Trustee or his or her successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Borrower will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorneys fees) which may be incurred by him in the performance of his duties. Borrower will indemnify and hold harmless Trustee from and against (and will reimburse Trustee for) all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) which may be imposed upon, asserted against or incurred or paid by Trustee (or by Agent on behalf of Trustee) on account of, in connection with, or arising out of (A) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Mortgaged Properties or any other Collateral through any cause whatsoever,
(B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein, (C) the exercise of any rights and remedies hereunder, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Mortgaged Properties or any other Collateral or with this Mortgage, (E) any violation on or prior to the date this Mortgage is released of record of any applicable environmental law rule order or regulation, (F) any act, omission, event, condition, or circumstance existing or occurring on or prior to the date this Mortgage is released of record (including without limitation the presence on the Mortgaged Properties or any other Collateral or release from the Mortgaged Properties or any other Collateral of hazardous substances, solid wastes or pollutants of any kind disposed of or otherwise released) resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Mortgaged Properties or any other Collateral, regardless of whether the act, omission, event or circumstance constituted a violation of any applicable environmental law, rule, order or regulation at the time of its existence or occurrence, and (G) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material or pollutant or any kind located upon or migrating into, from or through the Mortgaged Properties or any other Collateral (whether or not the release of such materials was caused by Borrower, a tenant or subtenant or a prior owner or tenant or subtenant on the Mortgaged Properties or any other item of Collateral, and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste, pollutant or contaminated material or the mere presence of such substance, waste, pollutant or material on the Mortgaged Properties or any other item of Collateral), which the Trustee may have liability with respect to due to the making of the loan or loans evidenced by the Notes, the granting of this Mortgage, the exercise of any of his or her rights under this Mortgage, or otherwise. WITHOUT LIMITATION, IT IS THE INTENTION OF BORROWER AND BORROWER AGREES THAT THE FOREGOING INDEMNITIES SHALL APPLY TO EACH INDEMNIFIED PARTY WITH RESPECT TO CLAIMS, DEMANDS, LIABILITIES, LOSSES, DAMAGES, CAUSES OF ACTION, JUDGMENTS, PENALTIES, COSTS AND EXPENSES (INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES) WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OF SUCH (AND/OR ANY OTHER) INDEMNIFIED PARTY. However, such indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the release, foreclosure or other termination of this Mortgage but will survive the foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the Secured Liabilities and the discharge and release of this Mortgage and the other documents evidencing and/or securing the Secured Liabilities. Any amount to be paid hereunder by Borrower to Trustee shall be a demand obligation owing by Borrower to Trustee (which obligation the Borrower expressly promises to pay), and shall bear interest from the date expended or incurred until paid at the rate described in Section 4.8 (Advances by Agent) hereof, and shall be a part of the Secured Liabilities.

         Section 5.20 Limitation on Duty of Agent. Beyond the exercise of reasonable care in the custody thereof, the Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon. The Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Agent in good faith.

         Section 5.21 Appointment of Agent. At any time or times, in order to comply with any legal requirement in any jurisdiction, the Agent may appoint a bank or trust company or one or more other Persons with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment.

                                   ARTICLE 6.

                                  MISCELLANEOUS

         Section 6.1 Notices. Any notice or demand which, by provision of this Mortgage, is required or permitted to be given or served to the Borrower, the Agent and the Trustee shall be deemed to have been sufficiently given and served for all purposes if made in accordance with the Loan Agreement to the following addresses:

         If to Borrower:             GMX Resources Inc.
                                     9400 North Broadway, Suite 600
                                     Oklahoma City, Oklahoma 73114

                                     Attention: Chief Financial Officer

         If to Agent:                Capital One, National Association
                                     5718 Westheimer, 6th Floor
                                     Houston, Texas  77057

                                     Attention:  David Reid

                                     Facsimile Number: (713) 435-5106

         If to Trustee:              Mr. David R. Reid
                                     Capital One, National Association
                                     5718 Westheimer, 6th Floor
                                     Houston, Texas  77057

Notwithstanding the foregoing, or anything else in the Loan Agreement which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Agent or Trustee of their respective rights hereunder, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute or other law shall (as to the portion of the Collateral to which such statute or other law is applicable) constitute proper notice.

         Section 6.2 Amendment. Neither this Mortgage nor any provisions hereof may be changed, waived, discharged or terminated orally or in any manner other than by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

         Section 6.3 Invalidity. In the event that any one or more of the provisions contained in this Mortgage shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Mortgage.

         Section 6.4 Waivers. No course of dealing on the part of the Agent, its officers, employees, consultants or agents, nor any failure or delay by the Agent or the Trustee with respect to exercising any of its respective rights, powers or privileges under this Mortgage shall operate as a waiver thereof.

         Section 6.5 Cumulative Rights. The rights and remedies of the Agent under this Mortgage and the Collateral Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

         Section 6.6 Titles of Articles, Sections and Subsections. All titles or headings to articles, sections, subsections or other divisions of this Mortgage or the exhibits hereto are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such articles, sections, subsections or other divisions, such other content being controlling as to the agreement between the parties hereto.

         Section 6.7 Singular and Plural. Words used herein in the singular, where the context so permits, shall be deemed to include the plural and vice versa. The definitions of words in the singular herein shall apply to such words when used in the plural where the context so permits and vice versa.

         Section 6.8 Termination. Upon full and final payment and performance of the Secured Liabilities and the termination of the Loan Agreement and the Secured Hedge

Agreements, such that no Secured Liabilities exist and no Secured Party is bound to permit any Secured Liability to be incurred, the Agent shall pay to the Borrower all amounts then remaining in the possession of the Agent from collections on or proceeds of the Collateral and, upon written request of the Borrower, the Agent shall execute and deliver to the Borrower at the Borrower's expense such releases and termination statements as the Borrower may reasonably request to evidence that the Mortgage no longer has any force and effect.

         Section 6.9 Successors and Assigns. (a) All covenants and agreements contained by or on behalf of the Borrower in this Mortgage shall bind its successors and assigns and shall inure to the benefit of the Trustee and the Agent and the other Secured Parties and their respective substitutes, successors and assigns; all references herein to Borrower, Agent and Trustee shall be deemed to include and cover such substitutes, successors and assigns, as applicable.

                  (b) This Mortgage is for the benefit of the Trustee and the Agent and the other Secured Parties and for such other Person or Persons as may from time to time become or be the holders of any of the Secured Liabilities. The rights, interests and remedies of Secured Parties under this Mortgage shall be transferrable and negotiable, with the same force and effect and to the same extent as the Secured Liabilities may be transferrable, it being understood that, upon the transfer or assignment by any Secured Party of any of the Secured Liabilities, the legal holder of such Secured Liabilities shall have all of the rights granted to a Secured Party under this Mortgage. The Borrower specifically agrees that upon any transfer of all or any portion of the Secured Liabilities, this Mortgage shall secure with retroactive rank the then existing Secured Liabilities of the Borrower to the transferee and any and all Secured Liabilities to such transferee thereafter arising.

                  (c) If less than all of the Secured Liabilities secured by this Mortgage is transferred by a Secured Party, each part of such Secured Liabilities shall share pro-rata in the security of this Mortgage, and said Secured Party or subsequent transferor shall not be deemed to have warranted or agreed to have subordinated any remaining or future Secured Liabilities to that portion of such Secured Liabilities transferred.

                  (d) The Borrower hereby recognizes and agrees that the Banks may, from time to time, one or more times, transfer all or any portion of the Secured Liabilities to one or more third parties. Such transfers may include, but are not limited to, sales of participation interests in such Secured Liabilities in favor of one or more third party lenders. Borrower specifically agrees that upon any transfer of all or any portion of the Secured Liabilities, the Collateral shall secure any and all of the Secured Liabilities in favor of such a transferee then existing and thereafter arising, that such transfer shall not affect the priority and ranking thereof, and that the Collateral shall secure with retroactive rank the then existing Secured Liabilities of the Borrower to the transferee and any and all Secured Liabilities thereafter arising. Upon the appointment of a successor Agent under the Loan Agreement, the Agent may transfer and deliver the Collateral to such successor Agent and after any such transfer has taken place, the Agent shall be fully discharged from any and all future liability and responsibility to the Borrower with respect to such Collateral, and the transferee thereafter shall be vested with all the powers, rights and duties previously vested in Agent with respect to such Collateral.

         Section 6.10 Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that to facilitate recordation, certain counterparts hereof may include only that portion of Exhibit A which contains descriptions of the properties located in (or otherwise subject to the requirements and/or protections of the recording or filing acts or regulations
of) the recording jurisdiction in which the particular counterpart is to be recorded, and other portions of Exhibit A shall be included in such counterparts by reference only. All of such counterparts together shall constitute one and the same instrument.

         Section 6.11 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT, TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE COLLATERAL IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE COLLATERAL) NECESSARILY OR, IN THE SOLE DISCRETION OF LENDER, APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF THE TRUSTEE OR THE LENDER GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE COLLATERAL LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

         Section 6.12 NOTICE OF FINAL AGREEMENT. THIS MORTGAGE, THE LOAN AGREEMENT, THE NOTES AND THE OTHER DOCUMENTS SECURING THE NOTES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. ANY PRIOR ORAL AGREEMENTS OR DISCUSSIONS BETWEEN THE PARTIES ARE HEREBY SUPERSEDED BY AND MERGED INTO THIS MORTGAGE AND SUCH OTHER DOCUMENTS. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES. THE PROVISIONS HEREOF AND SUCH OTHER DOCUMENTS MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY BORROWER AND LENDER.

         Section 6.13 Novation. All of the liens and privileges and priorities existing under the Original Mortgage with respect to the Mortgaged Property are hereby renewed, extended and carried forward, and nothing contained herein shall be construed
(a) as a novation of the Original Mortgage or the Secured Liabilities, or (b) the release, cancel, terminate or otherwise impair the status or priority of the lien and security interest created under the Original Mortgage. As amended and restated by this Mortgage, the Original Mortgage in all respects ratified and confirmed and all of the terms, provisions and conditions thereof as restated by this Mortgage shall be and remain in full force and effect.

         Section 6.14 Loan Agreement. The provisions of Section 3.4 of the Loan Agreement pertaining to "Shared Collateral" (as defined therein) shall apply to this Agreement and the Collateral hereunder. Without limiting the generality of the foregoing, the Agent shall be required to act only at the direction of the Required Banks (as defined in the Loan Agreement) or such other vote of the Banks as required by the Loan Agreement, and not at the direction of the Secured Hedge Providers.

                 EXECUTED on this 7 day of June, 2006.

                 SECTIONS 2.9 AND 5.19 OF THIS INSTRUMENT CONTAINS AN INDEMNITY.


                                     GMX RESOURCES INC.

                                     By: /s/ Ken L. Kenworthy, Sr.
                                        ---------------------------------------
                                          Name:  Ken L. Kenworthy, Sr.
                                          Title: Executive Vice President & CFO


STATE OF OKLAHOMA     ss.
                      ss.
COUNTY OF  OKLAHOMA   ss.



         The foregoing instrument was acknowledged before me on this day of June, 2006, by Ken L. Kenworthy, Sr., as Executive Vice President & CFO of GMX Resources Inc., an Oklahoma corporation, on behalf of said corporation.


[SEAL]       /s/ Amber Croisant
            ----------------------------------
             Notary Public, State of Oklahoma

My Commission Expires:   02/06/10
                      --------------

                                     TRUSTEE

                                     By: ___________________________________
                                         Name:  David R. Reid



STATE OF TEXAS     ss.
                   ss.
COUNTY OF HARRIS   ss.



         The foregoing instrument was acknowledged before me on this ________ day of June, 2006, by David R. Reid, as Trustee.


[SEAL]     ___________________________________

           Notary Public, State of Texas

                                       My Commission Expires: ________________

                                       CAPITAL ONE, NATIONAL ASSOCIATION


                                       By: ____________________________________
                                            Name:  Brian Kerrigan
                                            Title: Vice President

STATE OF TEXAS    ss.
                  ss.
COUNTY OF HARRIS  ss.



         The foregoing instrument was acknowledged before me on this day of June, 2006, by Brian Kerrigan, as Vice President of Capital One, National Association, a national banking association, on behalf of said association.

[SEAL]       ___________________________________
              Notary Public, State of Texas

My Commission Expires: __________________

                                    EXHIBIT 1

                            Introduction to Exhibit A
                            -------------------------

                  The Borrower hereby agrees and affirms that this Introduction to Exhibit A is an amplification and explanation of the terminology, format and information contained in Exhibit A and that this instrument shall be construed as a whole with reference to the entirety of its provisions (including all Exhibits).

                  1. This instrument covers the Borrower's entire interest in each of the mineral servitudes or fees, mineral leases, mineral royalties and other mineral rights described in Exhibit A, as now owned or as hereafter acquired. The inclusion of the Borrower's "net revenue interests", "working interests" and undivided leasehold interests, by the listing of percentage, decimal or fractional numbers or otherwise, as well as the inclusion of depth limitations, spacing unit designations and agreements, well names and well arabic numbers, are in some instances for purposes of certain representations of the Borrower contained in this instrument and are generally for descriptive purposes. The inclusion (or the inaccuracy thereof) of this information is not in any way a limitation or restriction on the interest of the Borrower being subjected to the lien and encumbrance of this instrument. All right, title and interest of the Borrower in the properties described herein are subject to this Mortgage, regardless of the presence of any units or wells (existing or future) not described herein. In the event that the Borrower acquires additional undivided interests in some or all of such mineral rights, this Mortgage shall automatically encumber such additions or increases to the Borrower's interest in such mineral rights without need of further act or document.

                  2. The leases listed below each well or group of wells relate to one or more of such listed wells. This instrument is intended to cover the entire interest of the Borrower in any lease described in Exhibit A, including (without limitation) even if a lease is listed under one set of wells but erroneously is not listed under another set of wells. Reference is made to the land descriptions contained in the documents of title recorded as described in Exhibit A.

                  3. References in Exhibit A to instruments on file in the public records are made for all purposes. Unless provided otherwise, all recording references in Exhibit A are to the official real property records of the county or counties in which (or offshore of which) the mortgaged property is located and in which records such documents are or in the past have been customarily recorded.

                  4. Each reference to a lease or a contract in Exhibit A shall be deemed a reference to said lease or contract as said lease or contract may have been amended or ratified by all amendments or ratifications heretofore executed, whether or not referred to herein.

                  5. A statement herein that a certain interest described herein is subject to the terms of certain described or referred to agreements, instruments or other matters shall not operate to subject such interest to any such agreement, instrument or other matter except to the extent that such agreement, instrument or matter is otherwise valid and presently subsisting nor shall such statement be deemed to constitute a recognition by the parties hereto that any such agreement, instrument or other matter is valid and presently subsisting or binding against the Agent.

                                   EXHIBIT "A"

Attached to and made a part of that certain Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by and between GMX RESOURCES INC., as Grantor, and Capital One, National Association, as Grantee, dated June 7, 2006

HARRISON COUNTY, TEXAS

                    WELL NAME                                WI                             NRI          LOCATION
DOWNS BALOUS GU #1                                        1.0000000                      0.8378965       M.S. Ussery Survey A-722
F GREEN EST #1T TA                                        1.0000000                      0.6435084       M.S. Ussery Survey A-722
F. GREEN #2L                                              1.0000000                      0.8325188       M.S. Ussery Survey A-722
F. GREEN #2U                                              1.0000000                      0.8325188       M.S. Ussery Survey A-722
F. GREEN #3L TA                                           1.0000000                      0.8325188       M.S. Ussery Survey A-722
F. GREEN #3U TA                                           1.0000000                      0.8325188       M.S. Ussery Survey A-722

LESSOR                                              LESSEE                               LSE DATE        BOOK/PAGE
Wendell Downs                                       Expedition Natural Resources Inc.    11/15/99        2065/15
Julius Davis                                        Expedition Natural Resources Inc.    11/24/99        2030/204
Timothy G. Washington                               Expedition Natural Resources Inc.    02/25/00        2075/65
William Daniel Balous                               Expedition Natural Resources Inc.    11/24/99        2030/210
Anthony L. Washington                               Expedition Natural Resources Inc.    02/25/00        2091/237
Harold Bernard Balous                               Expedition Natural Resources Inc.    11/08/99        2030/213
Erma Lee Haggarty Wright                            Expedition Natural Resources Inc.    02/25/00        2065/10
Emma Bell Murphy                                    Expedition Natural Resources Inc.    11/11/99        2030/216
Darrell D. Washington                               Expedition Natural Resources Inc.    02/25/00        2126/104
Elena Jenkins                                       Expedition Natural Resources Inc.    11/22/99        2030/219
Gregory Otis Burell                                 Expedition Natural Resources Inc.    01/03/01        2191/205
Charles Burrell, Sr.                                Expedition Natural Resources Inc.    11/15/99        2030/222
Hillary L. Greene, Jr.                              Capital Land Services, Inc.          11/19/98        1882/121
Fay Mitchell Greene, Ind. & AIF f/Odile Green       Capital Land Services, Inc.          11/19/98        1882/118
L. E. Ostrom et ux                                  Expedition Natural Resources Inc.    07/09/01        2282/132
Kenneth R. Everett                                  Expedition Natural Resources Inc.    02/01/00        2059/285
Roy Phillip Everett                                 Expedition Natural Resources Inc.    02/01/00        2059/282
J. Whiteside, Ind. & as Trustee                     Capital Land Services, Inc.          03/20/98        1796/33
Drew Whiteside & R. Nolte                           Capital Land Services, Inc.          03/20/98        1796/29
Ronald Sangster                                     Capital Land Services, Inc.          03/20/98        1796/13
Gordon W. Sangster                                  Capital Land Services, Inc.          03/20/98        1796/21
Robert G. Whiteside                                 Capital Land Services, Inc.          03/20/98        1800/335
Robert L. Sneed                                     Capital Land Services, Inc.          04/01/98        1800/331
Larry D. Sneed, a single man                        Capital Land Services, Inc.          04/01/98        1806/240
J.C. Bell, Jr. et ux                                Capital Land Services, Inc.          04/10/98        1812/102
Jeffery Ladine Veasley, et ux                       Capital Land Services, Inc.          07/09/98        1879/344
Ella M. Bell                                        Capital Land Services, Inc.          09/23/98        1851/255
Edward Jarome Bell                                  Capital Land Services, Inc.          07/09/98        1843/167
Joseph L. Black                                     Capital Land Services, Inc.          04/21/98        1812/90
Will I. Black                                       Capital Land Services, Inc.          04/21/98        1812/86
Ralph Woodkins, et us                               Capital Land Services, Inc.          05/28/98        1816/106
Henry McGlothin                                     Capital Land Services, Inc.          04/17/98        1812/94
Zephyr M. May                                       Capital Land Services, Inc.          05/05/98        1812/98

                           Exhibit A. Part 1, Page -1-

Doris Cooper                                        Capital Land Services, Inc.          05/11/98        1812/74
Mable Thomas                                        Capital Land Services, Inc.          05/18/98        1816/98
Yvonne M. Allen                                     Capital Land Services, Inc.          05/05/98        1812/70
Betty Williams                                      Capital Land Services, Inc.          05/11/98        1825/254
Mary J. Davis                                       Capital Land Services, Inc.          05/11/98        1825/250
Paul Wood                                           Capital Land Services, Inc.          07/09/98        1834/1
Gregory Thomas                                      Capital Land Services, Inc.          07/09/98        1834/5
Kenneth N. Brown                                    Capital Land Services, Inc.          11/14/01        1812/82
Rex Brown, Sr.                                      Capital Land Services, Inc.          05/19/98        1812/78
David Earl Reed, et ux-Sold to Jimmy Woods          Capital Land Services, Inc.          06/17/98        1816/90
Mark A. Whaley                                      Capital Land Services, Inc.          06/01/98        1806/232
Sharon S. Archer                                    Capital Land Services, Inc.          06/01/98        1816/110
Oscar Lee Walker                                    Capital Land Services, Inc.          05/18/98        1816/102
Mary R. Adams                                       Capital Land Services, Inc.          06/13/98        1834/9
Carzie Adams, et ux                                 Expedition Natural Resources Inc.    08/06/01        2286/306
Johnnie Beasley                                     Capital Land Services, Inc.          08/03/98        1843/182
Gloria Nero, Ind. & Rem.                            Capital Land Services, Inc.          08/06/98        1837/271
Patsy Ford, Ind. & Rem.                             Capital Land Services, Inc.          08/06/98        1837/275
Lucinda Harris                                      Capital Land Services, Inc.          08/06/98        1865/275
Vernell Weathersby, Ind. & Rem.                     Capital Land Services, Inc.          08/06/98        1843/178
Richard Harris, Ind. & Rem.                         Capital Land Services, Inc.          08/06/98        1843/186
Carolyn Newhouse, Ind. & Rem.                       Capital Land Services, Inc.          08/06/98        1859/46
Raymond Harris, Ind.& Rem.                          Capital Land Services, Inc.          08/06/98        1859/50
Lavida Barnes, Ind. & Rem.                          Capital Land Services, Inc.          08/06/98        1849/42
Likica Harris, Ind. & Rem.                          Capital Land Services, Inc.          08/06/98        1865/279
Drew Whiteside & Ruth Nolte                         Expedition Natural Resources Inc.    09/09/99        1999/102
James E. Whiteside, Trustee                         Expedition Natural Resources Inc.    09/09/99        1999/106
Ronald H. Sangster                                  Expedition Natural Resources Inc.    09/21/99        2030/176
Gordon W. Sangster                                  Expedition Natural Resources Inc.    09/21/99        2027/150
Bank of America, Exec. Est Robert G. Whiteside      Expedition Natural Resources Inc.    09/28/99        2030/171
Selma Downs, widow of Travis Downs                  Expedition Natural Resources Inc.    11/05/99        2023/208
Verneva Elliott McPike                              Expedition Natural Resources Inc.    10/01/99        2023/204
Cynthia Charles Bell                                Expedition Natural Resources Inc.    11/10/99        2030/225
Ola Mae Downs Jones                                 Expedition Natural Resources Inc.    11/08/99        2023/201
Ivary Charles                                       Expedition Natural Resources Inc.    11/10/99        2030/228
Lawrence Moon                                       Expedition Natural Resources Inc.    11/08/99        2027/156
Portia Elliott                                      Expedition Natural Resources Inc.    10/01/99        2030/142
Gene Autry Brown                                    Expedition Natural Resources Inc.    11/10/99        2027/165
Emmett Downs                                        Expedition Natural Resources Inc.    11/11/99        2030/146
Joe Bell                                            Expedition Natural Resources Inc.    11/10/99        2027/168
Cynthia Elliott Garnett                             Expedition Natural Resources Inc.    11/15/99        2030/149
Pearlean Banks                                      Expedition Natural Resources Inc.    11/10/99        2027/171
Bonnie Mitchell                                     Expedition Natural Resources Inc.    11/24/99        2030/152
James E. Brown                                      Expedition Natural Resources Inc.    11/10/99        2030/189
Betty Joe Downs Booker                              Expedition Natural Resources Inc.    11/18/99        2030/155
Lyndrel Downs                                       Expedition Natural Resources Inc.    11/11/99        2027/159
Grover Balous                                       Expedition Natural Resources Inc.    11/24/99        2030/158
Annie D. Gillespie                                  Expedition Natural Resources Inc.    11/18/99        2027/162
Leroy Burrell                                       Expedition Natural Resources Inc.    11/10/99        2030/161

                           Exhibit A. Part 1, Page -2-

Calvin Downs                                        Expedition Natural Resources Inc.    11/18/99        2030/198
Annette Downs Fowler                                Expedition Natural Resources Inc.    11/11/99        2030/164
Elizabeth Crawford                                  Expedition Natural Resources Inc.    11/18/99        2030/195
Eleanor Elliott Jones                               Expedition Natural Resources Inc.    10/01/99        2030/167
Deloris D. Randolph, Bobbie J.                      Expedition Natural Resources Inc.    11/08/99        2030/192
Kathryn Jean Charles Turner                         Expedition Natural Resources Inc.    11/10/99        2033/318
Teressa Willie                                      Expedition Natural Resources Inc.    08/06/98        1837/279
Daniel Scott Stanford                               Expedition Natural Resources Inc.    11/05/99        2030/237
Katrina Charles                                     Expedition Natural Resources Inc.    11/10/99        2033/312
Paulette E. Wellington                              Expedition Natural Resources Inc.    11/11/99        2030/231
Ramisha Charles                                     Expedition Natural Resources Inc.    11/10/99        2033/309
Frankie D. Dillard                                  Expedition Natural Resources Inc.    11/18/99        2030/234
Robert Chester Downs                                Expedition Natural Resources Inc.    11/11/99        2040/331
William A. Downs                                    Expedition Natural Resources Inc.    11/11/99        2030/240
Sandra Kennedy                                      Expedition Natural Resources Inc.    12/01/99        2040/334
Ardelia Burell                                      Expedition Natural Resources Inc.    11/15/99        2030/243
Thomas Robinson, Jr.                                Expedition Natural Resources Inc.    01/10/00        2048/95
Thelma Smith                                        Expedition Natural Resources Inc.    11/15/99        2030/246
Delbert Roy Burrell                                 Expedition Natural Resources Inc.    11/15/99        2048/91
Chester B. Balous Phillips                          Expedition Natural Resources Inc.    11/08/99        2030/207
Calvert Charles                                     Expedition Natural Resources Inc.    11/10/99        2059/299
Calvin Davis                                        Expedition Natural Resources Inc.    11/24/99        2030/201
Aurelia Vann                                        Capital Land Services, Inc.          05/07/98        1876/91
Cameron McElroy, et us                              Capital Land Services, Inc.          05/07/98        1829/317

                    WELL NAME                                  WI                           NRI          LOCATION
ANNIE PERRY #1L                                             1.0000000                    0.8214167       M.S. Ussery Survey A-722
ANNIE PERRY #1U                                             1.0000000                    0.8312135       M.S. Ussery Survey A-722
ANNIE PERRY #2U                                             1.0000000                    0.8312135       M.S. Ussery Survey A-722
ANNIE PERRY #2L                                             1.0000000                    0.8312135       M.S. Ussery Survey A-722
MCINTOSH #1U                                                1.0000000                    0.8333333       M.S. Ussery Survey A-722
MCINTOSH #1L                                                1.0000000                    0.7224992       M.S. Ussery Survey A-722
SCOTT #1                                                    0.300000                     0.2466004       S. C.Garner A-276
SCOTT #2                                                    0.300000                     0.2466004       S. C.Garner A-276
LAWLESS TRUST #1                                            0.300000                     0.2466004       S. C.Garner A-276

LESSOR                                              LESSEE                               LSE DATE        BOOK/PAGE
Faye Everett McIntosh                               Expedition Natural Resources Inc.    05/07/01        2238/72
Faye Everett McIntosh                               Capital Land Services, Inc.          03/27/98        1800/327
The Gaylord/ Alta. Lawless, Sr.Rev Living Trust     Capital Land Services, Inc.          04/20/98        1806/236
Mary McBride McConathy, et ux                       Capital Land Services, Inc.          07/14/98        1833/343
Helen Smith                                         Expedition Natural Resources Inc.    06/29/98        2230/308
Shirley Burt Smith                                  Expedition Natural Resources Inc.    03/16/01        2225/98
Nedra Smith Vines                                   Expedition Natural Resources Inc.    03/16/01        2225/93
Arveal Smith Culpepper                              Expedition Natural Resources Inc.    03/16/01        2225/79
Eloise Smith Bamburg                                Expedition Natural Resources Inc.    03/16/01        2225/88
Martha Jane Knighten Lockhart                       Expedition Natural Resources Inc.    03/23/01        2225/110
Linda Lou Lawless Hickey                            Expedition Natural Resources Inc.    03/23/01        2242/330
Joyce Reeves Roe                                    Expedition Natural Resources Inc.    03/23/01        2225/113
Charles Edward Knighten                             Expedition Natural Resources Inc.    03/23/01        2231/223

                           Exhibit A. Part 1, Page -3-

Kira Hoff                                           Expedition Natural Resources Inc.    03/23/01        2242/336
Carol Dawn Reeves Fruge                             Expedition Natural Resources Inc.    03/23/01        2231/226
G. B. Smith, Jr.                                    Expedition Natural Resources Inc.    03/16/01        2231/229
Linda Jimmerson Everett                             Expedition Natural Resources Inc.    03/16/01        2242/333
Colleen Reeves Anderson                             Expedition Natural Resources Inc.    03/23/01        2403/199
Adolphus Sneed                                      Capital Land Services, Inc.          06/17/98        1825/271
John Scott Westmoreland                             Expedition Natural Resources Inc.    03/23/01        2225/96
Nan Scott Garvin                                    Capital Land Services, Inc.          06/16/98        1843/157
H.W. Scott, et ux                                   Capital Land Services, Inc.          06/16/98        1851/206
Linda Scott Nolen                                   Capital Land Services, Inc.          06/29/98        1843/162
Suzanne Scott Handley                               Capital Land Services, Inc.          06/16/98        1851/216
Frank Scott, Jr.                                    Capital Land Services, Inc.          06/29/98        1851/230
Hiram Bryan Scott                                   Capital Land Services, Inc.          06/16/98        1859/33
M. & G. Investments (Gary Waldrop)                  Expedition Natural Resources Inc.    10/08/02        2531/88
O.J. Holt, Jr. et ux                                Capital Land Services, Inc.          08/03/98        1859/38
James Evans Burnett                                 Capital Land Services, Inc.          08/04/98        1851/251
Wanda Holt                                          Capital Land Services, Inc.          08/18/98        1865/271
Tim Holt & Eva Holt                                 Capital Land Services, Inc.          08/03/98        1880/1
Andrew J. Brune                                     Expedition Natural Resources Inc.    05/23/01        2262/19
Twilla Ann Simmons                                  Expedition Natural Resources Inc.    05/18/01        2262/23
Norman Gene Ashley                                  Expedition Natural Resources Inc.    07/27/01        2295/7
Karen E. Holt Ishee                                 Expedition Natural Resources Inc.    07/27/01        2065/39
Susan Ann Holt Bearden                              Expedition Natural Resources Inc.    07/27/01        2065/33
James Ashley aka James Lamar Holt                   Expedition Natural Resources Inc.    03/04/02        2403/205
Allen Roberts                                       Expedition Natural Resources Inc.    02/09/00        2064/346
Janis Roberts                                       Expedition Natural Resources Inc.    02/09/00        2065/1
Christopher Evan Roberts, Indiv/Admin Alvin Lenox   Expedition Natural Resources Inc.    02/09/00        2091/231
Patsy Cox, Receiver for Alvin Lamar Roberts         Expedition Natural Resources Inc.    04/04/01        2222/324
Teresa Roberts aka Teresa Roberts Burgess           Expedition Natural Resources Inc.    04/24/02        2425/340
Clydel Perry                                        Expedition Natural Resources Inc.    01/06/00        2044/023
Earnest Perry, Jr. See Lse for Spec. Prov.          Expedition Natural Resources Inc.    01/10/00        2044/026
Harold Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/346
Otis J. Moore, Ind & as AIF Floyd W. Moore          Expedition Natural Resources Inc.    01/11/00        2207/175
Gladys Moore Williams                               Expedition Natural Resources Inc.    12/22/99        2055/7
Rhonda Kay Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/322
Clifton Moore, Jr.                                  Expedition Natural Resources Inc.    12/22/99        2054/325
Gary Lynn Moore                                     Expedition Natural Resources Inc.    12/22/99        2054/328
Willie Mae Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/331
Etta Pearl Moore                                    Expedition Natural Resources Inc.    02/09/00        2065/18
Evelyn D. Wright                                    Expedition Natural Resources Inc.    02/09/00        2065/27
Hattie Hodge                                        Expedition Natural Resources Inc.    02/16/00        2065/30
Lynette Moore                                       Expedition Natural Resources Inc.    02/15/00        2075/73
Lavenia Diane Williams                              Expedition Natural Resources Inc.    02/15/00        2075/70
Lisa Moore Bernard - Pugh Clause                    Expedition Natural Resources Inc.    02/15/00        2065/7
Nicol Booth                                         Expedition Natural Resources Inc.    02/15/00        2064/334
Linda F. Woods                                      Expedition Natural Resources Inc.    02/16/00        2064/343
Karla D. Thomas                                     Expedition Natural Resources Inc.    02/09/00        2105/3
Karen E. Moore                                      Expedition Natural Resources Inc.    03/05/01        2222/39
Myrtle Ann Moore Howe                               Expedition Natural Resources Inc.    10/08/02        2570/308

                           Exhibit A. Part 1, Page -4-

Zelma Moore                                         Expedition Natural Resources Inc.    12/22/99        2054/310
Cynthia L. Green                                    Expedition Natural Resources Inc.    12/22/99        2054/313
Robert Lee Moore, Jr.                               Expedition Natural Resources Inc.    12/22/99        2054/316
Ronald Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/319
Theola Moore Owens                                  Expedition Natural Resources Inc.    12/22/99        2054/343
Avis T. Smith                                       Expedition Natural Resources Inc.    12/22/99        2059/296
Stewart Williams, Sr.                               Expedition Natural Resources Inc.    12/20/00        2187/212
Tameka Williams                                     Expedition Natural Resources Inc.    12/20/00        2187/212
Lemetris Williams                                   Expedition Natural Resources Inc.    12/20/00        2187/212
La Toya Williams Jackson                            Expedition Natural Resources Inc.    12/20/00        2187/218
Stewart Williams, Jr.                               Expedition Natural Resources Inc.    12/20/00        2187/215
Edward Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/209
Oliver Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/206
Melba Moore                                         Expedition Natural Resources Inc.    12/20/00        2187/221
Luther L. Moore                                     Expedition Natural Resources Inc.    12/20/00        2189/337
Jeannette Haynie Holmes                             Expedition Natural Resources Inc.    12/16/99        2065/21
Timothy Haynie                                      Expedition Natural Resources Inc.    12/16/99        2065/24
Fred S. Moore                                       Expedition Natural Resources Inc.    03/16/00        2075/67
Kermit C. Moore , Jr.                               Expedition Natural Resources Inc.    12/16/99        2065/4
Marilyn Stephens                                    Expedition Natural Resources Inc.    09/18/00        2151/56
Gloria Cudjo                                        Expedition Natural Resources Inc.    09/11/00        2165/123
Lonzetta King                                       Expedition Natural Resources Inc.    09/11/00        2165/120
Phoenix R. Sneed                                    Expedition Natural Resources Inc.    09/11/00        2165/204
David E. & Priscilla A. Harrington                  Expedition Natural Resources Inc.    11/15/00        2196/99
James Charles Westmoreland                          Expedition Natural Resources Inc.    12/26/01        2372/97
Ruth Doris Fields                                   Expedition Natural Resources Inc.    01/05/01        2200/34
Gaylord Lawless, Sr.                                Expedition Natural Resources Inc.    05/04/01        2242/345
Robert L. Sneed                                     Capital Land Services, Inc.          04/01/98        1800/331
Larry D. Sneed                                      Capital Land Services, Inc.          04/01/98        1806/240
Andrew J. Brune                                     Penn Virginia Oil & Gas, L.P.        02/04/05        3065/53
James Evans Burnett                                 Penn Virginia Oil & Gas, L.P.        02/04/05        3150/345
James Evans Burnett                                 Penn Virginia Oil & Gas, L.P.        05/23/05        N/A
Andrew J. Brune                                     Penn Virginia Oil & Gas, L.P.        05/23/05        3151/36
James Ashley                                        Penn Virginia Oil & Gas, L.P.        09/01/05        N/A

                    WELL NAME                                    WI                         NRI          LOCATION
FURRH GU # 4 (SUN 3)                                          0.9827483                  0.7157472       E. Pearce Survey A-577
FURRH OU #5                                                   0.7910000                  0.5753108       E. Pearce Survey A-577

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Mrs. Ewing Furrh Tenney, a widow, et al             Barnwell Production Company          12/03/56        483/326
Ruth Furrh Lothrop, et vir                          Barnwell Production Company          12/03/56        483/314
J. D. Furrh, et al                                  Barnwell Production Company          12/03/56        483/301
Joe Wilson, et us                                   L. K. Townsend, et al                09/02/54        439/106
Robert Lewis, et ux                                 L. K. Townsend, et al                09/01/54        439/96
Joe Timmins, et al                                  R. H. Pendleton                      03/08/54        434/155
A. B. Fishser, et al                                R. H. Pendleton                      03/10/54        434/151
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      09/04/54        439/291
Lucille Woolen, et al                               Tom Worsham                          02/10/58        508/600
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/330
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/342

                           Exhibit A. Part 1, Page -5-

J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/355
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/367
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/379
J. B. Furrh, Jr., et al                             Petroleum Production Mgmt. Inc.      10/13/88        1199/391

                    WELL NAME                                    WI                          NRI         LOCATION
TIMMINS. Betty #1 TA                                          0.8324554                   0.6781952      F.G. Timmins Survey A-702
TIMMINS GU #6U TA                                             0.8326795                   0.6063670      J. Findley Survey A-247
TIMMINS GU #6L TA                                             0.8326795                   0.6063670      J. Findley Survey A-247
TIMMINS (SUN) #7                                              0.7691374                   0.6603494      J. Findley Survey A-247

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Mrs. Marie Black Hogg, et vir                       A. M. Rozeman                        03/18/54        352/636
Mrs. Era Black Webb, et vir                         A. M. Rozeman                        03/18/54        352/632
R. W. Williams, et al                               Charles F. DeBardeleben, Jr.         01/19/55        446/555
Mrs. Florence J. Russenberger, et al                A. M. Rozeman                        06/17/53        427/343
W. C. Feazel, et al                                 Barnwell Production Company          11/12/55        381/369
W. C. Feazel, et al                                 Barnwell Production Company          09/16/55        381/26
Mrs. Ottelia A. McGill                              A. M. Rozeman                        06/18/53        427/378
John Tutle, et al                                   A. M. Rozeman                        04/28/55        419/416
Mrs. Octavia Timmins, et al                         A. M. Rozeman                        04/29/53        338/325
A. F. Timmins, et us                                A. M. Rozeman                        04/29/54        338/308

                    WELL NAME                                    WI                         NRI          LOCATION
LAWLESS GU #2                                                 0.8323240                  0.5850609       J. Thorpe Survey A-701
LAWLESS GU #1C                                                0.8100183                  0.5281563       J. Thorpe Survey A-701
LAWLESS GU #1T TA                                             0.8100183                  0.5281563       J. Thorpe Survey A-701
LAWLESS GU A #1 TA                                            0.8098835                  0.5844918       J. Thorpe Survey A-701

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Asa Rhodes, et ux                                   J. G. Barker, et al                  10/05/54        441/14
G. A. Lawless, et ux                                R. Lacy                              01/16/46        280/555
A. Dwight Nims, et al                               Barnwell Drilling Company            03/12/55        449/566
Mrs. Margaret Delaney, et al                        L. L. Sugar                          01/04/55        443/241
Wynema B. Lawler                                    Barnwell Drilling Company            04/05/55        452/261
E. A. Tench                                         Barnwell Drilling Company            03/12/55        449/570
Mrs. Nannie McJimsey, et al                         F. A. Adair, et al                   09/17/53        428/402
Robert Lewis, et ux                                 J. G. Barker                         07/06/45        273/629
Robert Lewis, Jr., et al                            J. G. Barker                         10/06/54        441/4
Hattie Wilson, et vir                               J. G. Barker                         10/15/54        441/1
Elizabeth Lauerman Galvin, et vir                   F. A. Adair                          11/25/53        428/386

                    WELL NAME                                    WI                         NRI          LOCATION
J. F. ROBERTS GU #1C                                          0.8319521                  0.6503612       D. Tuttle Survey A-668
J. F. ROBERTS GU #1T                                          0.8319521                  0.6503612       D. Tuttle Survey A-668
TIMMINS #4C TA                                                0.8508422                  0.6235410       J. Findley Survey A-247
TIMMINS #4T TA                                                0.8508422                  0.6235410       J. Findley Survey A-247

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Joseph Franklin Roberts, et al                      Barnwell Drilling Company            8/5/1954        359/507

                           Exhibit A. Part 1, Page -6-

Mims Chapel Methodist Church                        C. F. DeBardeleben, Jr.              1/2/1955        367/250
J. B. Furrh, et al                                  Panola Trading Company, Inc.         7/9/1957        407/413
Climmie Lee Page, et vir                            Barnwell Production Company          4/24/1957       405/400
L. C. Nelson Cox, et al                             Barnwell Production Company          4/24/1957       407/367
Mattie Pearl Cooper Morgan, et vir                  Barnwell Production Company          4/24/1957       405/241
Vince Cox, et al                                    Barnwell Production Company          4/24/1957       404/570
Ben Cooper, et al                                   Barnwell Production Company          4/24/1957       404/293
J. B. Furrh, et al                                  Panola Trading Company, Inc.         7/8/1957        407/417
Margaret B. Moller, et al                           Panola Trading Company, Inc.         5/31/1957       407/301
J. B. Furrh, et al                                  Panola Trading Company, Inc.         7/9/1957        407/409
Effie Cooper Mitchell, et al                        Panola Trading Company, Inc.         6/7/1957        408/188
Rose Anderson Love, et al                           Panola Trading Company, Inc.         7/29/1957       409/174
Senice Cooper                                       Panola Trading Company, Inc.         7/20/1957       408/254
Mattie Pearl Morgan, et vir                         Panola Trading Company, Inc.         6/14/1957       408/311
L. C. Cox, et al                                    Panola Trading Company, Inc.         6/6/1957        406/103
Andrew Cooper, et al                                Panola Trading Company, Inc.         5/31/1957       411/303
Johnnie Cooper, et al                               Panola Trading Company, Inc.         5/31/1957       406/99
Willie Sewell, et al                                Panola Trading Company, Inc.         6/6/1957        406/87
Austin Cooper                                       Panola Trading Company, Inc.         8/19/1957       409/153
Tom Cooper, et us                                   Panola Trading Company, Inc          5/31/1957       405/538
H. T. Long                                          Panola Trading Company, Inc.         5/31/1957       405/578
J. B. Furrh, et al                                  Panola Trading Company, Inc.         7/9/1957        408/319
W. M. Steele, et al                                 Panola Trading Company, Inc.         5/24/1957       408/25
Lawrence Macon                                      Panola Trading Company, Inc.         6/25/1957       UKN
Ben Hawkins, et al                                  Panola Trading Company, Inc.         5/24/1957       407/630
Lawrence Macon                                      Panola Trading Company, Inc.         5/24/1957       407/527
Lawrence Macon                                      Panola Trading Company, Inc.         6/25/1957       407/172
Leona Stafford, et al                               Panola Trading Company, Inc.         5/24/1957       407/180
Signora L. Green                                    Panola Trading Company, Inc.         5/24/1957       407/176
Allie Bell Taylor, et al                            Panola Trading Company, Inc.         5/24/1957       406/95
John D. Furrh, Jr.                                  Panola Trading Company, Inc.         7/9/1957        407/432
Johnnie Cooper, et us                               Panola Trading Company, Inc.         5/24/1957       405/397
John D. Furrh, Jr.                                  Panola Trading Company, Inc.         7/9/1957        407/435

                    WELL NAME                                    WI                         NRI          LOCATION
TIMMINS GU B #1                                               0.8737368                  0.6324406       J. Thorpe Survey A-701
TIMMINS GU #A-3C TA                                           0.8356745                  0.5756960       J. Findley Survey A-247
TIMMINS GU #3C TA                                             0.8356746                  0.6078865       J. Findley Survey A-247

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Mrs. Octavia Timmins, et al                         A. M. Rozeman                        04/29/53        419/407
Howard E. Haynes, et ux                             A. H. Faulkner                       01/10/45        265/379
W. R. Price, et ux                                  R. Lacy                              01/16/46        280/553

                    WELL NAME                                    WI                         NRI          LOCATION
A. WILLIAMS GU #1C                                            0.8599137                  0.6469630       F.G. Timmins Survey A-664
A. WILLIAMS #2 TA                                             1.0000000                  0.7229680       H. Roberts Survey A-562

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
J. D. Furrh, et al                                  J. B. Dial                           02/06/45        197/132

                           Exhibit A. Part 1, Page -7-

Mrs. C. C. Steel, et al                             J. B. Dial                           02/26/45        330/552
Security State Bank of Elysian Fields, Texas        J. B. Dial                           02/06/45        197/119
B. H. Timmins, et ux                                J. B. Dial                           02/06/45        281/11
J. B. Furrh, et al                                  J. B. Dial                           02/06/45        197/12/
J. B. Furrh, et al                                  J. B. Dial                           02/06/45        276/463
Rufus Richardson, et al                             R. H. Pendleton                      05/10/54        354/633
Lloyd Richardson, et al                             J. B. Dial                           05/10/54        354/638
Obelia Herrod Allen                                 Harry D. Kahn                        10/02/53        425/594
Obelia Herrod Allen                                 Harry D. Kahn                        11/10/54        443/565
Acie Johnson, Jr., et us                            Marvin E. Pollard                    09/08/54        439/295
Arnold Lewis Williams                               J. G. Barker                         08/25/53        341/452
Ophelia Timmins                                     J. G. Barker                         08/28/53        341/455
Asbie Cobb, et ux                                   Marvin E. Pollard                    05/12/54        355/310

                    WELL NAME                                    WI                         NRI          LOCATION
SANDERS MOORE #1L                                             1.0000000                  0.8275938       M.S. Ussery Survey A-722
SANDERS MOORE #1U                                             1.0000000                  0.8378342       M.S. Ussery Survey A-722
SANDERS MOORE #2U                                             1.0000000                  0.8378342       M.S. Ussery Survey A-722
SANDERS MOORE #2L                                             1.0000000                  0.8378342       M.S. Ussery Survey A-722
SANDERS MOORE #3U                                             1.0000000                  0.8378342       M.S. Ussery Survey A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
O.J. Holt, Jr. et ux                                Capital Land Services, Inc.          08/03/98        1859/38
Tim Holt & Eva Holt                                 Capital Land Services, Inc.          08/03/98        1880/1
James Evans Burnett                                 Capital Land Services, Inc.          08/04/98        1851/251
Wanda Holt                                          Capital Land Services, Inc.          08/18/98        1865/271
Ellen Dolores Sharp Reynolds                        Capital Land Services, Inc.          09/08/98        1870/299
Twilla Ann Simmons                                  Expedition Natural Resources Inc.    05/18/01        2262/23
Andrew J. Brune                                     Expedition Natural Resources Inc.    05/23/01        2262/19
Norman Gene Ashley                                  Expedition Natural Resources Inc.    07/27/01        2295/7
Karen E. Holt Ishee                                 Expedition Natural Resources Inc.    07/27/01        2065/3*9
Susan Ann Holt Bearden                              Expedition Natural Resources Inc.    07/27/01        2065/33
James Ashley aka James Lamar Holt                   Expedition Natural Resources Inc.    03/04/02        2403/205
Joseph L. Black                                     Capital Land Services, Inc.          04/21/98        1812/90
Will I. Black                                       Capital Land Services, Inc.          04/21/98        1812/86
Ralph Woodkins, et us                               Capital Land Services, Inc.          05/28/98        1816/106
Hillary L. Greene, Jr.                              Capital Land Services, Inc.          11/19/98        1882/121
Fay Mitchell Greene, Ind. & AIF f/Odile Green       Capital Land Services, Inc.          11/19/98        1882/118
L. E. Ostrom et ux                                  Expedition Natural Resources Inc.    07/09/01        2282/132
Jeannette Haynie Holmes                             Expedition Natural Resources Inc.    12/16/99        2065/21
Timothy Haynie                                      Expedition Natural Resources Inc.    12/16/99        2065/24
Kermit C. Moore , Sr.                               Expedition Natural Resources Inc.    12/16/99        2065/4
Fred S. Moore                                       Expedition Natural Resources Inc.    03/16/00        2075/67
Marilyn Stephens                                    Expedition Natural Resources Inc.    09/18/00        2151/56
Harold Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/346
Gladys Moore Williams                               Expedition Natural Resources Inc.    12/22/99        2055/7
Rhonda Kay Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/322
Clifton Moore, Jr.                                  Expedition Natural Resources Inc.    12/22/99        2054/325
Gary Lynn Moore                                     Expedition Natural Resources Inc.    12/22/99        2054/328
Willie Mae Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/331

                           Exhibit A. Part 1, Page -8-

Zelma Moore                                         Expedition Natural Resources Inc.    12/22/99        2054/310
Cynthia L. Green                                    Expedition Natural Resources Inc.    12/22/99        2054/313
Robert Lee Moore, Jr.                               Expedition Natural Resources Inc.    12/22/99        2054/316
Ronald Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/319
Theola Moore Owens                                  Expedition Natural Resources Inc.    12/22/99        2054/343
Avis T. Smith                                       Expedition Natural Resources Inc.    12/22/99        2059/296
Otis J. Moore, Ind & as AIF Floyd W. Moore          Expedition Natural Resources Inc.    01/11/00        2207/175
Allen Roberts                                       Expedition Natural Resources Inc.    02/09/00        2064/346
Janis Roberts                                       Expedition Natural Resources Inc.    02/09/00        2065/1
Christopher Evan Roberts, Indiv/Admin Alvin Lenox   Expedition Natural Resources Inc.    02/09/00        2091/231
Etta Pearl Moore                                    Expedition Natural Resources Inc.    02/09/00        2065/18
Evelyn D. Wright                                    Expedition Natural Resources Inc.    02/09/00        2065/27
Karla D. Thomas                                     Expedition Natural Resources Inc.    02/09/00        2105/3
Lynette Moore                                       Expedition Natural Resources Inc.    02/15/00        2075/73
Lavenia Diane Williams                              Expedition Natural Resources Inc.    02/15/00        2075/70
Lisa Moore Bernard - Pugh Clause                    Expedition Natural Resources Inc.    02/15/00        2065/7
Nicol Booth                                         Expedition Natural Resources Inc.    02/15/00        2064/334
Hattie Hodge                                        Expedition Natural Resources Inc.    02/16/00        2065/30
Linda F. Woods                                      Expedition Natural Resources Inc.    02/16/00        2064/343
Stewart Williams, Sr.                               Expedition Natural Resources Inc.    12/20/00        2187/212
Tameka Williams                                     Expedition Natural Resources Inc.    12/20/00        2187/212
Lemetris Williams                                   Expedition Natural Resources Inc.    12/20/00        2187/212
La Toya Williams Jackson                            Expedition Natural Resources Inc.    12/20/00        2187/218
Stewart Williams, Jr.                               Expedition Natural Resources Inc.    12/20/00        2187/215
Edward Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/209
Oliver Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/206
Melba Moore                                         Expedition Natural Resources Inc.    12/20/00        2187/221
Luther L. Moore                                     Expedition Natural Resources Inc.    12/20/00        2189/337
Karen E. Moore                                      Expedition Natural Resources Inc.    03/05/01        2222/39
Patsy Cox, Receiver for Alvin Lamar Roberts         Expedition Natural Resources Inc.    04/04/01        2222/324
Myrtle Ann Moore Howe                               Expedition Natural Resources Inc.    10/08/02        2570/308
Vernon Wayne Fults                                  Capital Land Services, Inc.          03/11/98        2020/267
Robert G. Whiteside                                 Capital Land Services, Inc.          02/27/98        1976/43
Ronald Sangster                                     Capital Land Services, Inc.          03/10/98        1796/25
J. Whiteside, Ind. & as Trustee                     Capital Land Services, Inc.          03/18/98        1796/33
Drew Whiteside & R. Nolte                           Capital Land Services, Inc.          03/18/98        1796/37
Gordon W. Sangster                                  Capital Land Services, Inc.          03/18/98        1796/21
Hibernia Nat'l Bank, Ttee Eithel Barker Trst A & B  Expedition Natural Resources Inc.    10/20/99        2017/1
Charles E. Brittain                                 Capital Land Services, Inc.          04/17/98        1880/5
Joe Neicer Brittain                                 Capital Land Services, Inc.          04/17/98        1851/259
Ester Rosborough                                    Capital Land Services, Inc.          05/11/98        1816/94
Henry F. Sanders, et us                             Capital Land Services, Inc.          05/11/98        1825/258
Ezell Rosborough                                    Capital Land Services, Inc.          05/11/98        1833/325
Timothy Rosborough                                  Capital Land Services, Inc.          05/11/98        1833/335
Annabel Pagan Blakey                                Expedition Natural Resources Inc.    12/23/99        2038/196
Frances B. Prokopis                                 Expedition Natural Resources Inc.    12/24/99        2038/199
Dorothy Kay McGrath Babbitt                         Expedition Natural Resources Inc.    12/24/99        2040/205
Nellrene E. Holt                                    Expedition Natural Resources Inc.    01/10/00        2054/334
Susan Bearden Holt                                  Expedition Natural Resources Inc.    01/10/00        2065/33
James Lamar Holt                                    Expedition Natural Resources Inc.    01/10/00        2065/36

                           Exhibit A. Part 1, Page -9-

Karen Holt Wells Ishee                              Expedition Natural Resources Inc.    01/10/00        2065/39
John Mark Blocker                                   Expedition Natural Resources Inc.    01/12/00        2047/205
Nonnie Sue Blocker Dierck                           Expedition Natural Resources Inc.    01/12/00        2047/208
Harry Eugene Blocker, III                           Expedition Natural Resources Inc.    01/12/00        2052/222
Eugene B. Harvey, Jr.                               Expedition Natural Resources Inc.    01/14/00        2047/211
Carol Harvey Coggeshall                             Expedition Natural Resources Inc.    01/14/00        2059/124
James Ford Harvey                                   Expedition Natural Resources Inc.    01/19/00        2065/217
John Stewart Harvey                                 Expedition Natural Resources Inc.    01/19/00        2083/159
Caren Harvey Prothro                                Expedition Natural Resources Inc.    01/21/00        2052/229
Ralph O. Harvey, III                                Expedition Natural Resources Inc.    01/21/00        2052/225
Karen Moore                                         Expedition Natural Resources Inc.    01/24/00        2054/340
Collin C. Diboll Private Foundation                 Expedition Natural Resources Inc.    01/25/00        2056/219
Lynda Harvey Ireland                                Expedition Natural Resources Inc.    01/25/00        2071/229
O. J. Holt, Jr. & Diane Holt                        Expedition Natural Resources Inc.    01/26/00        2054/337
Dale Lawrence Harvey                                Expedition Natural Resources Inc.    01/28/00        2056/229
Jane Harvey Parker                                  Expedition Natural Resources Inc.    01/28/00        2059/131
Lillian D. Blocker, Trustee                         Expedition Natural Resources Inc.    01/31/00        2052/236
Tracy Snyder                                        Expedition Natural Resources Inc.    02/03/00        2056/236
Norman Gene Ashley                                  Expedition Natural Resources Inc.    02/11/00        2295/7
Tim Holt & Eva Holt                                 Expedition Natural Resources Inc.    02/14/00        2064/337
Andrew J. Brune                                     Expedition Natural Resources Inc.    12/18/00        2189/334
James Evans Burnett                                 Expedition Natural Resources Inc.    12/18/00        2187/203
Tina Williams Wilson                                Expedition Natural Resources Inc.    04/01/01        2231/237
Jack D. Green                                       Expedition Natural Resources Inc.    04/18/01        2242/339
Ernest F. Smith Trust                               Expedition Natural Resources Inc.    05/21/01        2275/59
Trust Under Act of Esther R. Smith                  Expedition Natural Resources Inc.    05/21/01        2275/64
Timothy Rosborough                                  Expedition Natural Resources Inc.    05/22/01        2262/38
Ezell Rosborough                                    Expedition Natural Resources Inc.    05/22/01        2262/35
Henry F. Sanders, et ux                             Expedition Natural Resources Inc.    05/22/01        2262/32
Ester Rosborough                                    Expedition Natural Resources Inc.    05/22/01        2275/120
Marshall Independent School District                Expedition Natural Resources Inc.    06/11/01        2262/41
Bobbie Ellen Wood Roberts                           Expedition Natural Resources Inc.    06/28/01        2275/55
Bobbie Jean Woodkins                                Expedition Natural Resources Inc.    07/18/01        2286/309
Linda Barkley Green Jarashow                        Expedition Natural Resources Inc.    09/18/01        2336/217
William McKay Green aka W. M. Green                 Expedition Natural Resources Inc.    09/18/01        2236/221
Leslie Stewart Green Foley                          Expedition Natural Resources Inc.    09/18/01        2336/214
Luberta Bolden                                      Expedition Natural Resources Inc.    10/09/01        2446/57
Anna Bell Bush                                      Expedition Natural Resources Inc.    10/10/01        2349/216
Pauline Juanita Haynes                              Expedition Natural Resources Inc.    10/11/01        2336/165
Louis Bell                                          Expedition Natural Resources Inc.    10/15/01        2336/208
Ware Development Company, LLC                       Expedition Natural Resources Inc.    10/15/01        2334/25
Alice Guenther McLean                               Expedition Natural Resources Inc.    11/26/01        2372/104
Brazee Family Living Trust                          Expedition Natural Resources Inc.    11/27/01        2349/203
Lloyd Lochridge, Jr.                                Expedition Natural Resources Inc.    12/11/01        2365/314
Hibernia Nat'l Bk Tr/Joe & Vivian Lewis Schol
Fund                                                Expedition Natural Resources Inc.    12/19/01        2372/118
Frank T. Bruce                                      Expedition Natural Resources Inc.    02/01/02        2372/68
James Ashley aka James Lamar Holt                   Expedition Natural Resources Inc.    03/04/02        2403/202
Diana Heartsill Young                               Expedition Natural Resources Inc.    01/28/03        2581/127
Carl Marks                                          Expedition Natural Resources Inc.    01/25/05        3050/286
Votie J. Anderson, Tr & Guard                       Capital Land Services, Inc.          06/05/98        1851/212

                          Exhibit A. Part 1, Page -10-

Billy J. Haynes & Ettie P. Haynes                   Expedition Natural Resources Inc.    03/24/03        2602/46
Marvis D. Price                                     Expedition Natural Resources Inc.    03/24/03        2603/217
Yvonne T. Hooper                                    Expedition Natural Resources Inc.    03/24/03        2603/220
Sandra B. Crosby                                    Expedition Natural Resources Inc.    03/24/03        2603/223
Carolyn F. McCracken                                Expedition Natural Resources Inc.    03/24/03        2603/226
Ronnie Taylor                                       Expedition Natural Resources Inc.    03/24/03        2599/331
Roy M. Taylor, Sr. & Faye J. Taylor                 Expedition Natural Resources Inc.    03/24/03        2606/204
Edward B. Lester                                    Expedition Natural Resources Inc.    04/01/03        2626/8249
Donnie Ray Irving                                   Expedition Natural Resources Inc.    04/02/03        2626/246
Bobby R. Lester                                     Expedition Natural Resources Inc.    04/04/03        2626/261
James Lester                                        Expedition Natural Resources Inc.    04/04/03        2626/255
Arthur D. Irving, Sr.                               Expedition Natural Resources Inc.    04/22/03        2626/252
Emma Jean Lester Williams                           Expedition Natural Resources Inc.    04/23/03        2626/258
Carl Marks                                          Expedition Natural Resources Inc.    01/25/05        3050/286

                    WELL NAME                                       WI                        NRI        LOCATION
HANCOCK GU #1                                                    0.7982500                 0.6506814     M.S. Ussery Survey A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Jerry D. Fults                                      H. Rowold                            08/12/98        1877/323
Brenda Hayner Moon                                  Capital Land Services, Inc.          03/11/98        1825/267
James Brandon Cullum                                Capital Land Services, Inc.          04/06/98        1800/323
Francis Paul Cullum                                 Capital Land Services, Inc.          06/01/98        1829/313
Karen D. Fritschi                                   Capital Land Services, Inc.          06/11/98        1829/321
JoAnn Fults Scott                                   Capital Land Services, Inc.          07/09/98        1833/339
James Earl "Buddy" Fults                            H. Rowold                            08/12/98        1877/319
Clydel Perry                                        Expedition Natural Resources Inc.    01/06/00        2044/023
Earnest Perry, Jr. See Lse for Spec. Prov.          Expedition Natural Resources Inc.    01/10/00        2044/026
Jeannette Haynie Holmes                             Expedition Natural Resources Inc.    12/16/99        2065/21
Timothy Haynie                                      Expedition Natural Resources Inc.    12/16/99        2065/24
Kermit C. Moore , Sr.                               Expedition Natural Resources Inc.    12/16/99        2065/4
Fred S. Moore                                       Expedition Natural Resources Inc.    03/16/00        2075/67
Marilyn Stephens                                    Expedition Natural Resources Inc.    09/18/00        2151/56
Harold Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/346
Ellen Dolores Sharp Reynolds                        Capital Land Services, Inc.          09/08/98        1870/299
Gladys Moore Williams                               Expedition Natural Resources Inc.    12/22/99        2055/7
Rhonda Kay Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/322
Clifton Moore, Jr.                                  Expedition Natural Resources Inc.    12/22/99        2054/325
Gary Lynn Moore                                     Expedition Natural Resources Inc.    12/22/99        2054/328
Willie Mae Moore                                    Expedition Natural Resources Inc.    12/22/99        2054/331
Zelma Moore                                         Expedition Natural Resources Inc.    12/22/99        2054/310
Cynthia L. Green                                    Expedition Natural Resources Inc.    12/22/99        2054/313
Robert Lee Moore, Jr.                               Expedition Natural Resources Inc.    12/22/99        2054/316
Ronald Moore                                        Expedition Natural Resources Inc.    12/22/99        2054/319
Theola Moore Owens                                  Expedition Natural Resources Inc.    12/22/99        2054/343
Avis T. Smith                                       Expedition Natural Resources Inc.    12/22/99        2059/296
Otis J. Moore, Ind & as AIF Floyd W. Moore          Expedition Natural Resources Inc.    01/11/00        2207/175
Allen Roberts                                       Expedition Natural Resources Inc.    02/09/00        2064/346
Janis Roberts                                       Expedition Natural Resources Inc.    02/09/00        2065/1
Christopher Evan Roberts, Indiv/Admin Alvin Lenox   Expedition Natural Resources Inc.    02/09/00        2091/231

                          Exhibit A. Part 1, Page -11-

Etta Pearl Moore                                    Expedition Natural Resources Inc.    02/09/00        2065/18
Evelyn D. Wright                                    Expedition Natural Resources Inc.    02/09/00        2065/27
Karla D. Thomas                                     Expedition Natural Resources Inc.    02/09/00        2105/3
Lynette Moore                                       Expedition Natural Resources Inc.    02/15/00        2075/73
Lavenia Diane Williams                              Expedition Natural Resources Inc.    02/15/00        2075/70
Lisa Moore Bernard - Pugh Clause                    Expedition Natural Resources Inc.    02/15/00        2065/7
Nicol Booth                                         Expedition Natural Resources Inc.    02/15/00        2064/334
Hattie Hodge                                        Expedition Natural Resources Inc.    02/16/00        2065/30
Linda F. Woods                                      Expedition Natural Resources Inc.    02/16/00        2064/343
Stewart Williams, Sr.                               Expedition Natural Resources Inc.    12/20/00        2187/212
Tameka Williams                                     Expedition Natural Resources Inc.    12/20/00        2187/212
Lemetris Williams                                   Expedition Natural Resources Inc.    12/20/00        2187/212
La Toya Williams Jackson                            Expedition Natural Resources Inc.    12/20/00        2187/218
Stewart Williams, Jr.                               Expedition Natural Resources Inc.    12/20/00        2187/215
Edward Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/209
Oliver Moore                                        Expedition Natural Resources Inc.    12/20/00        2187/206
Melba Moore                                         Expedition Natural Resources Inc.    12/20/00        2187/221
Luther L. Moore                                     Expedition Natural Resources Inc.    12/20/00        2189/337
Karen E. Moore                                      Expedition Natural Resources Inc.    03/05/01        2222/39
Patsy Cox, Receiver for Alvin Lamar Roberts         Expedition Natural Resources Inc.    04/04/01        2222/324
Myrtle Ann Moore Howe                               Expedition Natural Resources Inc.    10/08/02        2570/308
Vernon Wayne Fults                                  Capital Land Services, Inc.          03/11/98        2020/267
Robert G. Whiteside                                 Capital Land Services, Inc.          02/27/98        1796/43
Ronald Sangster                                     Capital Land Services, Inc.          03/10/98        1796/25
J. Whiteside, Ind. & as Trustee                     Capital Land Services, Inc.          03/18/98        1796/40
Drew Whiteside & R. Nolte                           Capital Land Services, Inc.          03/18/98        1796/37
Gordon W. Sangster                                  Capital Land Services, Inc.          03/18/98        1796/17
Hibernia Nat'l Bank, Ttee Eithel Barker Trst A & B  Expedition Natural Resources Inc.    10/20/99        2017/1
John T. Wells, a married man                        Capital Land Services, Inc.          07/14/98        1851/221

                    WELL NAME                                    WI                         NRI          LOCATION
JO ANN SCOTT #1L                                              1.0000000                  0.8142361       M.S. Ussery Survey A-722
JO ANN SCOTT #1U                                              1.0000000                  0.8142361       M.S. Ussery Survey A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
James Brandon Cullum                                Expedition Natural Resources Inc.    05/11/01        2245/4
Brenda Hayner Moon                                  Expedition Natural Resources Inc.    05/11/01        2245/1
James Earl Fults                                    Expedition Natural Resources Inc.    05/14/01        2262/15
Jerry D. Fults                                      Expedition Natural Resources Inc.    05/14/01        2262/14
Francis Paul Cullum                                 Expedition Natural Resources Inc.    06/01/01        2262/16
Vernon Wayne Fults                                  Expedition Natural Resources Inc.    12/13/99        2059/290
James Brandon Cullum                                Expedition Natural Resources Inc.    12/20/99        2040/319
Brenda Hayner Moon                                  Expedition Natural Resources Inc.    12/20/99        2040/325
Paul F. Cullum aka Francis P. Cullum                Expedition Natural Resources Inc.    12/20/99        2044/20
Jo Ann Fults Scott                                  Expedition Natural Resources Inc.    01/05/00        2048/98
James E. Fults                                      Expedition Natural Resources Inc.    01/20/00        2075/79
Jerry Doyle Fults                                   Expedition Natural Resources Inc.    01/20/00        2075/78
Karen D. Fritschi a/k/a Karen Carol Darnell         Expedition Natural Resources Inc.    03/15/00        2091/228

                          Exhibit A. Part 1, Page -12-

                    WELL NAME                                    WI                         NRI          LOCATION
FLOYD WILSON OU #1A                                           1.0000000                  0.7123406       J. Maximillan Survey A-444
FLOYD WIL GU #1L TA                                           1.0000000                  0.0000000       J. Maximillan Survey A-444

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Floyd Wilson, et ux, Catherine Wilson               Atlantic Refining Company            10/28/1957      504/377
Herman Wilson, et ux, Vivian Wilson                 Atlantic Refining Company            10/28/1957      505/217
Charles Wilson, et ux, Ruby Wilson                  Atlantic Refining Company            10/28/1957      506/135
Henry Wilson, et ux, Lucille Wilson                 Atlantic Refining Company            10/30/1957      506/240
Virgie Lee Wilson                                   Atlantic Refining Company            1/3/1958        507/121
Lucille Woolen, et al                               Tom Worsham                          2/10/1958       508/600
Dollie Bell Key, a widow                            Atlantic Refining Company            10/11/1957      506/251
Constance Key Wandel, a feme sole                   Tom Worsham                          10/11/1957      506/242
Mrs. Rae Key, et al                                 Tom Worsham                          10/29/1957      508/586
Lillie Bell Mitchell and husband, Leon Wilson       Jack H. Meeks                        4/6/1950        356/211
Miss R. V. Wilson, a feme sole                      Jack H. Meeks                        4/14/1950       356/213
Erma Lee Brown and husband Tom Brown                Jack H. Meeks                        3/18/1950       356/209
Effie Cook and husband Opalree Cook                 Jack H. Meeks                        3/18/1950       356/207
Hollie Wilson and wife, Corene Wilson               Jack H. Meeks                        3/23/1950       356/205

                    WELL NAME                                    WI                         NRI          LOCATION
BALDWIN OU #2                                                 0.7910000                  0.5972825       W. Williams Survey A-757

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Francis Scott Baldwin                               Mrs. H. H. Newton                    7/17/1952       403/329
Cleora Baskett, et al                               Robert Graham Cherry                 8/8/1955        458/22
W. L. Rudd, Sr.                                     Barnwell Production Company          8/8/1955        458/128
Carmena Morton, et vir                              H. H. Newton                         1/16/1952       396/310
Ida Alexander, et vir                               H. H. Newton                         3/12/1952       396/538
W. L. Rudd, Jr., et al                              Barnwell, Inc.                       11/9/1964       605/85
Dora Mae Young                                      H. H. Newton                         4/14/1952       470/555
Mary Young Walter, et vir                           H. H. Newton                         12/12/1951      397/23
Johnnie Mae Young Thomas                            Barnwell, Inc.                       8/17/1965       616/164
O. C. Manning                                       Petroleum Production Mgmt., Inc.     3/21/1988       1210/97
Jean Cornelius                                      Petroleum Production Mgmt., Inc.     4/4/1988        1210/91
Ella M. Jennings Williams                           Petroleum Production Mgmt., Inc.     3/21/1988       1210/101
Christine Jennings Wilder                           Petroleum Production Mgmt., Inc.     8/17/1988       1210/42
Willie Raymond Taylor                               Petroleum Production Mgmt., Inc.     3/21/1988       1210/83
Issac Taylor                                        Petroleum Production Mgmt., Inc.     3/21/1988       1210/85
Littie Mae Manning Richardson                       Petroleum Production Mgmt., Inc.     3/17/1988       1210/67
Pauline Manning Reeves                              Petroleum Production Mgmt., Inc.     3/17/1988       1210/71
Lavern Taylor Powell                                Petroleum Production Mgmt., Inc.     3/21/1988       1210/81
Ermma Jean Taylor                                   Petroleum Production Mgmt., Inc.     3/21/1988       1210/93
Willett McInham                                     Petroleum Production Mgmt., Inc.     3/21/1988       1210/61
Travis Leon Manning                                 Petroleum Production Mgmt., Inc.     3/17/1988       1210/40
Ray Dean Manning                                    Petroleum Production Mgmt., Inc.     3/17/1988       1210/79
Ernest Lee Jennings                                 Petroleum Production Mgmt., Inc.     3/21/1988       1210/103
Howard Manning                                      Petroleum Production Mgmt., Inc.     3/17/1988       1210/69
Mary Louise Manning Hall                            Petroleum Production Mgmt., Inc.     3/17/1988       1210/77
Anna Lois Humble                                    Petroleum Production Mgmt., Inc.     3/21/1988       1210/57

                          Exhibit A. Part 1, Page -13-

Glenda Beryl Manning Flye & Louis Bernard Manning   Petroleum Production Mgmt., Inc.     10/21/1988      1210/34
Cora Lee Jennings                                   Petroleum Production Mgmt., Inc.     3/21/1988       1210/99
Betty Jean Manning Rush & Ethel Lee Manning         Petroleum Production Mgmt., Inc.     3/17/1988       1210/73
India Anna Black                                    Petroleum Production Mgmt., Inc.     3/21/1988       1210/89
Glenda Beryl Manning Flye                           Petroleum Production Mgmt., Inc.     3/21/1988       1210/44
Barbara Delais Barr                                 Petroleum Production Mgmt., Inc.     3/21/1988       1210/87
Olen David Manning                                  Petroleum Production Mgmt., Inc.     3/24/1988       1210/59
Olen Manning, Jr.                                   Petroleum Production Mgmt., Inc.     10/21/1988      1240/667
Mae Kathryn Manning                                 Petroleum Production Mgmt., Inc.     3/21/1988       1210/36
Floyd Manning                                       Petroleum Production Mgmt., Inc.     3/21/1988       1210/65
Lonnie Calvin Armstrong                             Petroleum Production Mgmt., Inc.     3/21/1988       1210/38
Franklin Charles Manning                            Petroleum Production Mgmt., Inc.     3/17/1988       1210/75
Elessie Mae Leffal                                  Petroleum Production Mgmt., Inc.     3/21/1988       1210/63
May Ann Jennings                                    Petroleum Production Mgmt., Inc.     3/21/1988       1210/95
Willie Marie Manning Fisher                         Circle "M" Energy, Inc.              12/10/1990      1263/687
Bertha O. Jennings                                  Petroleum Production Mgmt., Inc.     12/26/1988      1268/477
Hagen Taliaferro                                    Circle "M" Energy, Inc.              11/8/1989       1232/5
Richard Stringer and Cathy Stringer, HW             Circle "M" Energy, Inc.              11/8/1989       1232/11
Scott Vaughn, et al                                 Circle "M" Energy, Inc.              11/8/1989       1232/8
Ella Johnson Webster                                Circle "M" Energy, Inc.              7/7/1990        1272/638
Fay Johnson Smith                                   Circle "M" Energy, Inc.              7/7/1990        1272/632
The State Nat'l Bank of Caddo Mills                 Circle "M" Energy, Inc.              7/7/1990        1272/617
Myrtle Johnson Nickerson                            Circle "M" Energy, Inc.              7/7/1990        1272/626
Lamar Johnson                                       Circle "M" Energy, Inc.              7/7/1990        2372/629
Acie Johnson, Jr.                                   Circle "M" Energy, Inc.              07/07/060       1272/620
Dorothy Johnson Daniels                             Circle "M" Energy, Inc.              7/7/1990        1272/623

                    WELL NAME                                    WI                         NRI          LOCATION
BARKER LENTZ OU #5                                            0.8568745                  0.6417628       Wm. Smith Survey A-21

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Joseph C. Lane, et al                               D. G. Dunbar                         4/1/1947        311/478
Lillie Rutherford, et al                            D. G. Dunbar                         4/1/1947        311/481
Lelie Fryer, et al                                  D. G. Dunbar                         4/1/1947        311/516

                    WELL NAME                                    WI                         NRI          LOCATION
F. W. BLOCKER EST. GU #2                                      0.8747066                  0.6386923       T. H. Borden Survey A-124
BOSH OU #1                                                    0.7982500                  0.6110988       T. H. Borden Survey A-124
BOSH OU #2L                                                   1.0000000                  0.7648229       T. H. Borden Survey A-124

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Rosina P. Blocker, a widow, et al                   W. W. Lincoln                        7/18/1956       477/245
Mrs. Ethel Coleman, a widow                         W. W. Lincoln                        9/25/1956       479/115
B. C. Rain, et ux                                   Barnwell Production Company          2/19/1957       488/408
Harrison Wilson, et ux                              Barnwell Production Company          2/18/1957       488/441
J. A. Fults, et al                                  W. W. Lincoln                        8/7/1956        477/249
J. A. Fults, et ux                                  W. W. Lincoln                        8/7/1956        477/253

                    WELL NAME                                    WI                         NRI          LOCATION
BLKR WARE (SUN) GU #4                                         0.9265808                  0.6981342       W. Williams Survey A-757

                          Exhibit A. Part 1, Page -14-

BLOCKER WARE GU #2                                            0.8437271                  0.6353849       W. Williams Survey A-757
BLOCKER WARE GU #3 TA                                         0.8502773                  0.6527147       W. Williams Survey A-757

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Sam B. Hall, Jr., et al                             Barnwell Production Company          12/6/1957       504/510
E. T. Blocker, et al                                Barnwell Production Company          4/16/1957       492/336
Viva Belle Boothe, et al                            J. G. Barker, et al                  11/8/1956       484/349
Harold F. Gill, et al                               J. G. Barker, et al                  11/9/1956       484/346
E. T. Blocker, et al                                Barnwell Production Company          4/16/1957       492/345
E. T. Blocker, et al                                W. W. Lincoln                        4/18/1956       477/245
Oscar Cargill                                       Jack H. Meeks                        4/3/1950        356/219
Lillian McCarty, et al                              Barnwell Production Company          12/20/1956      484/269
J. W. Beasley, et ux                                Barnwell Production Company          2/6/1957        492/630
E. S. Gryder, et ux                                 Barnwell Production Company          2/6/1957        492/634
Guy McCarty, et al                                  Barnwell Production Company          1/26/1957       487/415
Murray McCarty                                      Barnwell Production Company          1/26/1957       487/446
Kenneth W. McCarty                                  Barnwell Production Company          1/26/1957       488/2
James Wyatt Newton                                  Barnwell Production Company          10/28/1957      502/612
John Henry Newton                                   Barnwell Production Company          10/28/1957      502/617
Elizabeth Newton, et al                             Jack H. Meeks                        4/25/1950       359/81
Verna Cargill Young, Indiv. & as Guardian           Barnwell Production Company          12/6/1957       504/506

                    WELL NAME                                    WI                         NRI          LOCATION
BLOCKER HEIRS GU #4                                           1.0000000                  0.8125000       M.S. Ussery Survey A-722
BLOCKER HEIRS OU #4                                           1.0000000                  0.7975290       M.S. Ussery Survey A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Annabel Pagan Blakey                                Expedition Natural Resources Inc.    12/23/99        2038/196
Frances B. Prokopis                                 Expedition Natural Resources Inc.    12/24/99        2038/199
Dorothy Kay McGrath Babbitt                         Expedition Natural Resources Inc.    12/24/99        2040/205
John Mark Blocker                                   Expedition Natural Resources Inc.    07/09/04        2903/316
Eugene B. Harvey, Jr.                               Expedition Natural Resources Inc.    01/14/00        2047/211
Nonnie Sue Blocker Dierck                           Expedition Natural Resources Inc.    01/12/00        2047/208
Lillian D. Blocker, Trustee                         Expedition Natural Resources Inc.    01/31/00        2052/236
Harry Eugene Blocker, III                           Expedition Natural Resources Inc.    01/12/00        2052/222
Carol Harvey Coggeshall                             Expedition Natural Resources Inc.    01/14/00        2059/124
James Ford Harvey                                   Expedition Natural Resources Inc.    07/09/04        2938/268
John Stewart Harvey                                 Expedition Natural Resources Inc.    07/09/04        2938/264
Collin C. Diboll Private Foundation                 Expedition Natural Resources Inc.    01/25/00        2056/219
Dale Lawrence Harvey                                Expedition Natural Resources Inc.    01/28/00        2056/229
Tracy Snyder                                        Expedition Natural Resources Inc.    02/03/00        2056/236
Caren Harvey Prothro                                Expedition Natural Resources Inc.    07/09/04        2899/184
Ralph O. Harvey, III                                Expedition Natural Resources Inc.    07/09/04        2938/226
Jane Harvey Parker                                  Expedition Natural Resources Inc.    01/28/00        2059/131
Lynda Harvey Ireland                                Expedition Natural Resources Inc.    01/25/00        2071/229
Ware Development Company, LLC                       Expedition Natural Resources Inc.    10/15/01        2334/25
Brazee Family Living Trust                          Expedition Natural Resources Inc.    11/27/01        2349/203
Lloyd Lochridge, Jr.                                Expedition Natural Resources Inc.    12/11/01        2365/314

                          Exhibit A. Part 1, Page -15-

                    WELL NAME                                    WI                         NRI          LOCATION
M. CADENHEAD GU #1C                                           0.8595747                  0.6691143       W. Williams Survey A-757
M CADENHEAD GU #1T TA                                         0.8595747                  0.6691143       W. Williams Survey A-757

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Mrs. Maude Cadenhead, et al                         F. A. Adair                          0/8/09/55       459/63
Lillian McCarty, et al                              Barnwell Production Company          12/20/1956      484/276
Oscar Cargill                                       Jack H. Meeks                        4/3/1950        356/219
Elizabeth Newton, et al                             Jack H. Meeks                        4/25/1950       359/81
Guy McCarty, et al                                  Barnwell Production Company          1/26/1957       487/413
Murray McCarty                                      Barnwell Production Company          1/26/1957       487/446
Kenneth McCarty                                     Barnwell Production Company          1/26/1957       488/2
Mrs. Maude Cadenhead, et al                         Hudson Gas and Oil Company           4/14/1955       453/193
Bishop Woods, et ux                                 J. G. Barker                         9/6/1956        478/531
Eddie Woods                                         C. A. Mclean                         6/30/1956       475/18
Winston Taylor                                      Barnwell Production Company          7/15/1957       496/280
A. C. David                                         Barnwell Production Company          7/15/1957       496/276
Jimmie Woods, et ux                                 Barnwell Production Company          5/6/1957        493/128
Henry Woods, et ux                                  Barnwell Production Company          5/6/1957        493/131
Mary Ella Eggins, et vir                            Barnwell Production Company          5/6/1957        493/425
Irene Hobdy, et vir                                 Barnwell Production Company          5/6/1957        493/497
Ida Woods, a feme sole                              Barnwell Production Company          05/06/557       493/125
Joseph Woods, et ux                                 Barnwell Production Company          5/6/1957        493/122
John Woods, et ux                                   Barnwell Production Company          5/6/1957        493/119
John H. Newton                                      Barnwell Production Company          11/2/1957       503/201
James Wyatt Newton                                  Barnwell Production Company          11/2/1957       503/205
Bishop Woods, et ux                                 H. R. Lavender                       7/21/1956       476/578
Mrs. Ruby Russell, et al                            F. A. Adair, et al                   8/6/1955        458/51
R. V. Newton, et ux                                 F. A. Adair, et al                   8/5/1955        458/59
T. G. Cadenhead, et al                              F. A. Adair, et al                   8/16/1955       460/8
Mrs. Willie Adell McCarty, et al                    F. A. Adair, et al                   10/28/1955      464/186
W. M. McCarty, et ux                                F. A. Adair, et al                   8/3/1955        458/56
Mrs. Maude Cadenhead, et al                         F. A. Adair, et al                   8/9/1955        459/63
Ella Caven                                          F. A. Adair, et al                   8/4/1955        458/48
W. L. Rudd, Sr.                                     Barnwell Production Company          8/8/1955        466/637
Eddie Woods, et ux                                  A. J. Bailey                         4/28/1947       311/230
t. G. Cadenhead, et al                              J. G. Barker                         4/24/1947       312/399
Larney Manning, et al                               J. G. Barker                         4/24/1947       312/397
J. D. Furrh, et al, Trustee                         D. G. Dunbar                         8/16/1944       269/251
Roger V. Whiteside                                  La Gloria Corporation                8/27/1952       407/305

                    WELL NAME                                    WI                         NRI          LOCATION
N. P. COCKRELL GU #1                                          0.8812444                  0.6538017       T. H. Borden Survey A-124

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Rosina P. Blocker, a widow, et al                   H. H. Alvord, III                    3/23/1955       452/73
John Blocker Ware, et ux, et al                     H. H. Alvord, III                    3/24/1955       452/962
Letitia Cockrell, et vir                            D. G. Dunbar                         3/28/1947       313/88
The Harrison-Gregg Nat'l Farm Loan Assoc.           D. G. Dunbar                         4/8/1947        312/323
L. M. Escoe, et us                                  D. G. Dunbar                         3/28/1947       312/298

                          Exhibit A. Part 1, Page -16-

J. B. Rogers, Jr., et al                            Jack H. Meeks                        3/2/1950        354/351
James H. Owens, Indiv. & Exec. Est Albert Lee Owen  Barnwell Production Company          12/18/1956      486/1
D. B. Dunn                                          Barnwell Production Company          12/27/1956      486/4
J. C. Dunn                                          Barnwell Production Company          12/27/1956      486/7
Katherine Dunn Rix                                  Barnwell Production Company          12/27/1956      486/10
Mildred Dunn Wilson, et vir                         Barnwell Production Company          12/27/1956      486/13
Alberta Daniels, et al                              R. D. Baskett                        10/1/1957       502/227
German Coleman                                      R. D. Baskett                        12/20/1957      507/209
Clarence Britt, et ux                               Charles S. Riley                     3/26/1955       450/121
James E. Black, et al                               Barnwell Production Company          12/18/1956      486/16
C. E. Black, et ux                                  Barnwell Production Company          12/21/1956      486/21
Sybil Prestridge                                    Barnwell Production Company          12/18/1956      486/27
Roy C. McCoy                                        Barnwell Production Company          12/18/1956      486/32
Betty Lou Black, et al                              Barnwell Production Company          12/18/1956      486/37
Allen R. McCoy                                      Barnwell Production Company          12/18/1956      486/41
A. D. Black, et al                                  Barnwell Production Company          12/18/1956      486/46
Annie Holm Black, et al                             J. Paul Ratliff, Jr.                 5/24/1957       493/613
Melba Black Lane, et vir                            J. Paul Ratliff, Jr.                 5/6/1957        493/451
J. D. Furrh, et al, Trustees                        D. G. Dunbar                         8/16/1944       269/251

                    WELL NAME                                    WI                         NRI          LOCATION
GEORGE NEAL #2                                                0.7910000                  0.5342355       J. Maximillan Survey A-444

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Mary Anne Convis, et vir                            Tom Worsham                          7/13/1957       500/1
Lottie Crawley, a widow                             Tom Worsham                          7/13/1957       500/6
Elouise Reddit, et vir, etal                        Tom Worsham                          7/13/1957       500/11
James B. Crawley                                    Tom Worsham                          7/13/1957       500/16
Charlotte Thomas, et vir                            Tom Worsham                          7/13/1957       500/21
Ethel M. Wilson, et vir                             Tom Worsham                          7/13/1957       500/26
Benjamin R. Crawley                                 Tom Worsham                          7/13/1957       500/30
Clinton Dewitt Crawley                              Tom Worsham                          7/13/1957       500/35
Eva Crawley Owens                                   Tom Worsham                          7/13/1957       500/40
Minnie McKay, et al                                 Tom Worsham                          7/13/1957       500/45
Dollie Marie Nielson, a widow                       Tom Worsham                          7/13/1957       500/420
Reba Niendoroff, et vir, et al                      Tom Worsham                          7/13/1957       501/359
Catherine M. Villiers, et vir                       Tom Worsham                          7/13/1957       504/29
Murray J. Cadenhead, Indiv. & as Guardian           The Atlantic Refining Co.            5/31/1958       512/49
M. J. Cadenhead, et al                              Tom Worsham                          7/13/1957       513/96

                    WELL NAME                                     WI                         NRI         LOCATION
E. LINDSAY OU #1 TA                                            0.9106820                  0.6833929      Alex Allbright Survey, A-24

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Martha Ross Young, Guardian Est. John Micael Ross   Barnwell, Inc.                       7/3/1967        643/170
Robbie Lois R. Lock                                 Barnwell, Inc.                       6/24/1967       643/170
Bonnie F. Ross, et al                               Barnwell, Inc.                       6/23/1967       643/122
Cecil Ross                                          Barnwell, Inc.                       6/24/1967       643/174
American Petroleum Corporation                      Barnwell, Inc.                       6/12/1967       646/564
J. O. Brooks Trust Company                          J. J. Williams                       2/28/1966       625/674

                          Exhibit A. Part 1, Page -17-

Helen Lindsey Fraley, Indiv/Trustee Tom C. Lindsay  J. J. Williams                       12/23/1965      625/661
Mabelle Scott Lucas, et vir                         J. J. Williams                       12/23/1965      625/667
Sam B. Hall                                         J. J. Williams                       12/23/1965      625/664
J. R. Woodley, et ux                                J. J. Williams                       3/23/1966       627/562
Moss Ross                                           J. J. Williams                       3/24/1966       626/34
Mrs. Jane Smith, et al                              Jack J. Williams                     4/1/1966        626/69
Temple Ross, et al                                  J. J. Williams                       4/21/1966       627/569
Luella Smith Richardson, et al                      Jack J. Williams                     4/21/1966       627/574

                    WELL NAME                                    WI                         NRI          LOCATION
WASKOM #1-C                                                   0.7314280                  0.5063841       E. Pollock Survey A-567

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Jennie Williams                                     Morton Taylor                        7/19/1949       340/251
Jessie B. Holmes                                    Morton Taylor                        8/24/1949       342/164
Cessie Williams Hardeman                            Morton Taylor                        7/24/1949       342/167
Eliza Holmes Gillespie                              Morton Taylor                        8/24/1949       342/162
Willie Mae Holmes Hawkins, et vir                   Morton Taylor                        8/24/1949       342/156
J. D. Furrh, et al                                  Midstates Oil Corporation            2/9/1951        376/207
First National Bank of Longview                     Midstates Oil Corporation            3/6/1951        376/200
Austin F. Akin, et ux                               Midstates Oil Corporation            4/23/1951       378/539

                    WELL NAME                                    WI                         NRI          LOCATION
WASKOM #8                                                     0.7314280                  0.5138161       Harrison Survey A-329

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Johnnie Turner, et al                               L. K. Townsend, et al                10/7/1954       441/193
Blanche Epps, et vir                                L. K. Townsend, et al                10/7/1954       441/357
A. G. Birdwell, et al                               David Crowe, Trustee                 2/9/1955        448/438
Winston Taylor                                      David Crowe, Trustee                 2/24/1956       468/385
Dollie Bell Key, et al                              David Crowe, Trustee                 2/23/1956       468/533
Jennie Williams                                     Morton Taylor                        7/19/1949       340/251
Jessie B. Holmes                                    Morton Taylor                        8/24/1949       342/164
Cessie Williams Hardeman, et vir                    Morton Taylor                        7/24/1949       342/167
Eliza Holmes Gillespie, et vir                      Morton Taylor                        8/24/1949       342/162
Willie Mae Holmes, et vir                           Morton Taylor                        8/24/1949       342/156
J. D. Furrh, et al                                  Midstates Oil Corporation            2/9/1951        376/207
First National Bank of Longview                     Midstates Oil Corporation            3/6/1951        376/200
Austin F. Akin, et ux                               Midstates Oil Corporation            4/23/1951       378/539

                    WELL NAME                                    WI                         NRI          LOCATION
WASKOM A-4/A-2R                                               0.7314280                  0.5599997       R. L. Wright Survey A-790

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
John D. Abney, et ux                                Stanolind Oil and Gas Company        7/14/1944       267/134

                    WELL NAME                                    WI                         NRI          LOCATION
MARGIE #1                                                     0.200000                   0.163846        M.S. Ussery A-722
MARGIE #2                                                     0.300000                   0.245522        M.S. Ussery A-722
MARGIE #3                                                     0.300000                   0.245522        M.S. Ussery A-722

                          Exhibit A. Part 1, Page -18-

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Gaylord Lawless, Sr.                                Expedition Natural Resources Inc.    05/04/01        2242/345
Reuben R. Paulsen, Trustee Reuben R. Paulson Tr.    Penn Virginia Oil & Gas, L.P.        02/18/04        281/208
John M. Frazier et ux, Ernestine Frazier            Penn Virginia Oil & Gas, L.P.        02/02/04        2827/209
Polly Cargill                                       Expedition Natural Resources Inc.    05/29/01        2275/79
James Youree Lancaster                              Expedition Natural Resources Inc.    05/29/01        2275/83
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    06/20/01        2275/74
William Scott Lancaster                             Expedition Natural Resources Inc.    05/29/01        2275/87
Edith Bradshaw                                      Expedition Natural Resources Inc.    06/20/01        2275/91
Martha O'Brien                                      Expedition Natural Resources Inc.    06/20/01        2275/96
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    06/20/01        2275/101
Will Y. Lancaster, II                               Expedition Natural Resources Inc.    05/29/01        2279/202
Snider Industries, Inc.                             Expedition Natural Resources Inc.    10/30/01        2230/325
City of Marshall/Marshall Public Library            Expedition Natural Resources Inc.    08/08/01        2472/341
Hibernia Nat'l Bank Tr/Roberta Hockwald             Expedition Natural Resources Inc.    12/19/01        2372/123
Reuben R. Paulsen                                   Penn Virginia Oil & Gas, L.P.        08/25/04        2916/308
Samuel M. Lawless                                   Penn Virginia Oil & Gas, L.P.        10/15/04        3000/278
Patsy Cox Rec. for Syble Reeves Alexander Shockley  Penn Virginia Oil & Gas, L.P.        07/28/04        2894/227
Newton W. Dorsett, Trustee Dorsett Invest. Trust    Penn Virginia Oil & Gas, L.P.        04/02/04        2864/303
Mary Lee Hodge                                      Penn Virginia Oil & Gas, L.P.        04/16/04        2872/123
Tena Kelly Kirk                                     Penn Virginia Oil & Gas, L.P.        04/16/04        2874/126
Jill Alice Curtis                                   Penn Virginia Oil & Gas, L.P.        04/16/04        2872/132
Hibernia Nat'l Bank/Joe Lewis Scholarship           Penn Virginia Oil & Gas, L.P.        02/18/04        2827/204
Wiley College                                       Penn Virginia Oil & Gas, L.P.        04/22/04        2867/178
Margie H. Rather                                    Expedition Natural Resources Inc.    07/20/01        2287/1
William H. Huffman                                  Expedition Natural Resources Inc.    07/26/01        2286/336
W. F. Palmer                                        Expedition Natural Resources Inc.    07/26/01        2286/324
Mary Elizabeth Finley                               Expedition Natural Resources Inc.    07/20/01        2286/342
Jeanie H. Westmoreland                              Expedition Natural Resources Inc.    07/20/01        2287/21
J. W. Hunt                                          Expedition Natural Resources Inc.    08/08/01        2286/315
William M. Comegys, Jr.                             Expedition Natural Resources Inc.    08/03/01        2294/309

                    WELL NAME                                    WI                         NRI          LOCATION
BRADSHAW O'BRIEN #1                                           0.200000                   0.163146        M.S. Ussery A-722
BRADSHAW O'BRIEN #2                                           0.300000                   0.244720        M.S. Ussery A-722
BRADSHAW O'BRIEN #3                                           0.300000                   0.244720        M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Jerry A. Cargill, Indiv. & as Indep. Admin.         Penn Virginia Oil & Gas, L.P.        01/26/04        2872/138
Jack L. Cargill, Jr.                                Penn Virginia Oil & Gas, L.P.        01/26/04        2872/135
Martha O'Brien                                      Expedition Natural Resources Inc.    05/08/01        2262/59
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    05/08/01        2262/51
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    05/08/01        2262/47
Edith Bradshaw                                      Expedition Natural Resources Inc.    05/08/01        2262/55
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    08/11/01        2294/304
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    08/11/01        2294/345
Edith Padgett Bradshaw                              Expedition Natural Resources Inc.    08/11/01        2295/1
Martha O'Brien                                      Expedition Natural Resources Inc.    08/11/01        2299/278
William Scott Lancaster                             Expedition Natural Resources Inc.    10/30/01        2336/161

                          Exhibit A. Part 1, Page -19-

Will Y. Lancaster, II                               Expedition Natural Resources Inc.    10/24/01        2336/149
Edith Padgett Bradshaw                              Expedition Natural Resources Inc.    10/24/01        2330/314
Alfred Glassell Comegys                             Expedition Natural Resources Inc.    11/01/01        2336/271
James Youree Lancaster                              Expedition Natural Resources Inc.    10/30/01        2336/279
John Stafford Comegys                               Expedition Natural Resources Inc.    01/15/02        2372/92
Ripley Scott Comegys                                Expedition Natural Resources Inc.    01/15/02        2372/89
Willa Dean Kelly Roberts                            Expedition Natural Resources Inc.    06/11/01        2275/123
Hibernia Nat'l Bank, UAW L. A. Fugler               Expedition Natural Resources Inc.    09/26/01        2312/25
Jeanie H. Westmoreland                              Expedition Natural Resources Inc.    08/15/01        2294/326
Mary Elizabeth Finley                               Expedition Natural Resources Inc.    08/15/01        2294/321
Margie H. Rather                                    Expedition Natural Resources Inc.    08/15/01        2294/330
William M. Huffman                                  Expedition Natural Resources Inc.    08/15/01        2294/335
W. F. Palmer                                        Expedition Natural Resources Inc.    08/15/01        2294/340
Margie H. Rather                                    Expedition Natural Resources Inc.    07/20/01        2287/1
William H. Huffman                                  Expedition Natural Resources Inc.    07/26/01        2286/336
W. F. Palmer                                        Expedition Natural Resources Inc.    07/26/01        2286/324
Mary Elizabeth Finley                               Expedition Natural Resources Inc.    07/20/01        2286/342
Jeanie H. Westmoreland                              Expedition Natural Resources Inc.    07/20/01        2287/21
J. W. Hunt                                          Expedition Natural Resources Inc.    08/08/01        2286/315
William M. Comegys, Jr.                             Expedition Natural Resources Inc.    08/03/01        2294/309

                    WELL NAME                                    WI                         NRI          LOCATION
PATSY KEYS #1                                                 0.200000                   0.164728        Lucinda Wallace A-744
PATSY KEYS #2                                                 0.300000                   0.247092        Lucinda Wallace A-744
PATSY KEYS #3                                                 0.300000                   0.247092        Lucinda Wallace A-744
PATSY KEYS #4                                                 0.300000                   0.248662        Lucinda Wallace A-744
PATSY KEYS #5                                                 0.300000                   0.248662        Lucinda Wallace A-744
PATSY KEYS #6                                                 0.300000                   0.248662        Lucinda Wallace A-744

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Patsy Cox Rec for Syble Reeves Alexander Shockley   Penn Virginia Oil & Gas, L.P.        07/28/04        2894/227
Sally Grey Sain                                     Penn Virginia Oil & Gas, L.P.        02/03/04        2829/285
Martha Jane Bellomy                                 Expedition Natural Resources Inc.    08/21/01        2299/291
Bobby R. Jones, et ux                               Expedition Natural Resources Inc.    07/14/01        2299/283
Warren F. Keys, Jr.                                 Expedition Natural Resources Inc.    12/12/01        2372/79
Helen Smith                                         Expedition Natural Resources Inc.    09/13/01        2330/308
Arveal Culpepper                                    Expedition Natural Resources Inc.    09/13/01        2312/13
Linda Culpepper Everett                             Expedition Natural Resources Inc.    09/13/01        2312/40
Carol Dawn Reeves Fruge                             Expedition Natural Resources Inc.    09/13/01        2312/16
Charles Edward Knighten                             Expedition Natural Resources Inc.    09/13/01        2312/19
James Donald McBride                                Expedition Natural Resources Inc.    09/13/01        2312/30
Martha Jane K. Lockhart                             Expedition Natural Resources Inc.    09/13/01        2312/44
Billie Mac McBride                                  Expedition Natural Resources Inc.    09/13/01        2312/10
Linda Lou Smith L. Hickey                           Expedition Natural Resources Inc.    09/13/01        2319/322
Kira Hoff                                           Expedition Natural Resources Inc.    09/13/01        2312/37
Walter C. McBride                                   Expedition Natural Resources Inc.    09/13/01        2319/345
Mary McBride McConathy                              Expedition Natural Resources Inc.    09/13/01        2319/330
Nedra Smith Vines                                   Expedition Natural Resources Inc.    09/13/01        2319/333
G. B. Smith, Jr.                                    Expedition Natural Resources Inc.    09/13/01        2319/302
Joyce Roe                                           Expedition Natural Resources Inc.    09/13/01        2312/33

                          Exhibit A. Part 1, Page -20-

Charles Dannhaeuser & Clair                         Expedition Natural Resources Inc.    09/27/01        2336/1/85
Jerry Shaw McBride                                  Expedition Natural Resources Inc.    09/13/01        2330/319
Shirley Burt Smith                                  Expedition Natural Resources Inc.    09/13/01        2330/311
Ross D. Kennedy & Sylvia B. Kennedy                 Expedition Natural Resources Inc.    09/27/01        2330/341
Nancy Lynn Gill                                     Expedition Natural Resources Inc.    09/13/01        2349/244
Eloise Bamburg                                      Expedition Natural Resources Inc.    09/13/01        2372/107
Colleen Reeves Anderson                             Expedition Natural Resources Inc.    09/13/01        2403/208
T. J. Taylor, III                                   Expedition Natural Resources Inc.    10/10/01        2336/197
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    10/23/01        2336/189
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    10/23/01        2336/193
Edith Bradshaw                                      Expedition Natural Resources Inc.    10/23/01        2336/204
Martha O'Brien                                      Expedition Natural Resources Inc.    10/23/01        2336/177
Sherwood Lee McBride                                Penn Virginia Oil & Gas, L.P.        02/05/04        2810/217
Reuben R. Paulsen, Trustee Reuben R. Paulson Tr.    Penn Virginia Oil & Gas, L.P.        09/22/04        2935/98
W. H. Newton, III                                   Penn Virginia Oil & Gas, L.P.        12/22/04        N/A
Peggy Ann Newton James                              Penn Virginia Oil & Gas, L.P.        12/22/04        N/A
Nigel Newton                                        Penn Virginia Oil & Gas, L.P.        12/22/04        N/A
Helen Ullom Wolfe                                   Penn Virginia Oil & Gas, L.P.        01/15/05        N/A
Dawn Phillips Oros                                  Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Carrie Phillips Palumbo                             Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Billie Sue Ullom Lopez                              Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Carrie Newton                                       Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Charles Howard Newton                               Penn Virginia Oil & Gas, L.P.        01/12/05        N/A
David Elia Newton                                   Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Dennis Michael Newton                               Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Carolyn Newton H. Shadwick                          Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Bassett W. Ullom                                    Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
John Ullom                                          Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Lida Ann Newton Craver                              Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Jerry E. Jones, Sr.                                 Expedition Natural Resources Inc.    11/06/01        2336/200
William Gleason, Trustee Taylor Sain Trust          Penn Virginia Oil & Gas, L.P.        02/03/04        2810/212

                    WELL NAME                                    WI                         NRI          LOCATION
BRYANT #1                                                     0.200000                   0.165877        M.S. Ussery A-722
BRYANT #2                                                     0.300000                   0.248815        M.S. Ussery A-722
BRYANT #3                                                     0.300000                   0.248815        James Cellum A-145

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Gaylord Lawless, Sr.                                Expedition Natural Resources Inc.    05/04/01        2242/345
Gladys Fisher                                       Penn Virginia Oil & Gas, L.P.        01/27/04        2810/205
Jennie Mae Sanders Shiner                           Penn Virginia Oil & Gas, L.P.        01/27/04        2810/194
Josephine Williams Yancy                            Penn Virginia Oil & Gas, L.P.        01/27/04        2810/197
Emmitt Williams                                     Penn Virginia Oil & Gas, L.P.        01/27/04        2810/192
Margarita Wilson                                    Penn Virginia Oil & Gas, L.P.        01/27/04        2810/202
John H. Smith & Shirley G. Smith H&W                Penn Virginia Oil & Gas, L.P.        01/29/04        2810/186
Alex Willis et ux, Sheena Willis                    Penn Virginia Oil & Gas, L.P.        03/03/04        2810/200
Johnny Stephens & Willie Mae Stephens               Penn Virginia Oil & Gas, L.P.        03/03/04        2829/277
William Gleason, Trustee Taylor Sain Trust          Penn Virginia Oil & Gas, L.P.        02/03/04        2810/212
Juanita A. Birdwell                                 Penn Virginia Oil & Gas, L.P.        12/03/05        N/A
William Wesley Owen                                 Penn Virginia Oil & Gas, L.P.        05/18/04        2922/214

                          Exhibit A. Part 1, Page -21-

Geoffrey Wayne Owen                                 Penn Virginia Oil & Gas, L.P.        05/18/04        2922/217
John Owen                                           Penn Virginia Oil & Gas, L.P.        05/18/04        2922/220
Jose Saul Esquivel & Maria R. Esquivel              Penn Virginia Oil & Gas, L.P.        07/12/04        2885/212
Constantino Simental & Lilia V. Simental            Penn Virginia Oil & Gas, L.P.        07/12/04        2885/214
Nancy M. Bryant                                     Expedition Natural Resources Inc.    11/01/01        2349/193
Emma Jean Bridewell                                 Penn Virginia Oil & Gas, L.P.        05/18/04        2872/102
Ruby Earl Neal                                      Penn Virginia Oil & Gas, L.P.        05/18/04        2872/112
Marketta Lamberth McNatt Brown                      Penn Virginia Oil & Gas, L.P.        04/28/04        2872/42
Jim McNatt, aka James Malcolm McNatt                Penn Virginia Oil & Gas, L.P.        04/28/04        2877/46
Nancy Anita McNatt Moore                            Penn Virginia Oil & Gas, L.P.        04/28/04        2877/50
Whiteside Charitable Trust II                       Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Gordon W. Sangster                                  Penn Virginia Oil & Gas, L.P.        01/05/05        3045/95
Ronald H. Sangster                                  Penn Virginia Oil & Gas, L.P.        01/05/05        3045/82
James A. Ogden & Betty J. Ogden                     Penn Virginia Oil & Gas, L.P.        06/08/04        2872/129
Sally Grey Sain                                     Penn Virginia Oil & Gas, L.P.        02/03/04        2829/285
Thomas N. Jernigan                                  Expedition Natural Resources Inc.    11/06/01        2349/247
Amanda Luck                                         Expedition Natural Resources Inc.    11/19/01        2372/158
Jessie "George" Wisdom                              Expedition Natural Resources Inc.    11/01/01        2336/138
William "Geoffrey" Wisdom                           Expedition Natural Resources Inc.    11/01/01        2372/75
Joy Lee Madewell                                    Expedition Natural Resources Inc.    11/06/01        2336/169
Mary E. Wyatt                                       Expedition Natural Resources Inc.    11/06/01        2336/181
Barbara A. Thompson                                 Expedition Natural Resources Inc.    11/09/01        2336/227
Nancy M. Bryant                                     Expedition Natural Resources Inc.    11/01/01        2336/173
T. J. Taylor, III                                   Penn Virginia Oil & Gas, L.P.        02/02/04        2810/215
Ruth Nolte                                          Expedition Natural Resources Inc.    08/20/01        2294/315
James E. Whiteside Rev. Trust                       Expedition Natural Resources Inc.    08/20/01        2294/312
Ronald H. Sangster                                  Expedition Natural Resources Inc.    08/18/01        2309/231
The M. Whiteside Charitable Trust II                Expedition Natural Resources Inc.    09/12/01        2330/334
Gordon W. Sangster                                  Expedition Natural Resources Inc.    08/18/01        2312/22
Eddie Dale Davis                                    Penn Virginia Oil & Gas, L.P.        06/08/04        2922/196

                    WELL NAME                                    WI                         NRI          LOCATION
EOG #1                                                        0.200000                   0.159108        M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Willa Dean Kelly Roberts                            Expedition Natural Resources Inc.    06/11/01        2275/123
Hibernia Nat'l Bank, UAW L. A. Fugler               Expedition Natural Resources Inc.    09/26/01        2312/25
Jeanie H. Westmoreland                              Expedition Natural Resources Inc.    08/15/01        2294/326
Mary Elizabeth Finley                               Expedition Natural Resources Inc.    08/15/01        2294/321
Margie H. Rather                                    Expedition Natural Resources Inc.    08/15/01        2294/330
William M. Huffman                                  Expedition Natural Resources Inc.    08/15/01        2294/335
W. F. Palmer                                        Expedition Natural Resources Inc.    08/15/01        2294/340
Aurelia Vann                                        Capital Land Services, Inc.          05/07/98        1876/91
Cameron McElroy, et us                              Capital Land Services, Inc.          05/07/98        1829/317
Vermell Jones                                       Penn Virginia Oil & Gas, L.P.        05/15/04        2275/111
Robert Tiller                                       Penn Virginia Oil & Gas, L.P.        03/29/04        2869/265
Mary Tiller                                         Penn Virginia Oil & Gas, L.P.        03/29/04        2869/269
R. Scott Nevins & Delores Nevins                    Penn Virginia Oil & Gas, L.P.        03/29/04        2867/24
Oscar Bennett Jones                                 Penn Virginia Oil & Gas, L.P.        02/28/04        2903/301
Eliza Jane Jones Bacon                              Penn Virginia Oil & Gas, L.P.        02/28/04        2869/259

                          Exhibit A. Part 1, Page -22-

Amy Lynn Vaughan King                               Penn Virginia Oil & Gas, L.P.        05/02/04        2867/20
KVS Interest, Ltd.                                  Penn Virginia Oil & Gas, L.P.        03/09/04        2867/16
Jonathan Wayne Miller                               Penn Virginia Oil & Gas, L.P.        05/02/04        2924/275
Patricia A. Vaughn                                  Penn Virginia Oil & Gas, L.P.        03/09/04        2891/166
Betty Richardson, Exec. Est. Raoul Richardson       Penn Virginia Oil & Gas, L.P.        02/28/04        2834/112
Noel Diane Jones                                    Penn Virginia Oil & Gas, L.P.        02/28/04        2834/118
Joy King Smith, Exec & Trustee UWO Jane Smith       Penn Virginia Oil & Gas, L.P.        02/28/04        2903/307
Thomas F. Fugler                                    Penn Virginia Oil & Gas, L.P.        03/17/05        N/A
EOG Resources, Inc.                                 Penn Virginia Oil & Gas, L.P.        02/27/04        2813/303
Dennis J. Bowles, Jr, etal                          Penn Virginia Oil & Gas, L.P.        02/23/04        2854/308
Dennis J. Bowles, Jr, etal                          Penn Virginia Oil & Gas, L.P.        02/23/04        2854/304
Bailey Oil Company, Inc.                            Penn Virginia Oil & Gas, L.P.        07/01/04        2922/160
James A. Pickett                                    Penn Virginia Oil & Gas, L.P.        06/30/04        2922/157
Eddie Lee Jones                                     Expedition Natural Resources Inc.    05/16/01        2275/109
Vermell Jones                                       Expedition Natural Resources Inc.    05/16/01        2275/111
Valerie Rickerson                                   Expedition Natural Resources Inc.    05/16/01        N/A
Hibernia Nat'l Bank, Tr/Rebecca Bell                Expedition Natural Resources Inc.    11/27/01        2372/148
Hibernia Nat'l Bank, Tr/Luella Richardson           Expedition Natural Resources Inc.    11/27/01        2372/133
Katherine Harrison Campbell                         Expedition Natural Resources Inc.    10/12/01        2330/288
Dan G. Capers                                       Expedition Natural Resources Inc.    10/16/01        2330/291
James Hammond Mills                                 Expedition Natural Resources Inc.    10/12/01        2330/305
John W. Harrison, Jr.                               Expedition Natural Resources Inc.    10/16/01        2349/251
Jana Lynn Rickerson                                 Penn Virginia Oil & Gas, L.P.        11/22/04        3000/272
Joy Rickerson                                       Penn Virginia Oil & Gas, L.P.        11/22/04        3000/273

                    WELL NAME                                    WI                         NRI          LOCATION
RAINS #1                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #2                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #3                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #4                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #5                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #6                                                      0.300000                   0.243125        M.S. Ussery A-722
RAINS #7                                                      0.300000                   0.243125        M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Gaylord Lawless, Sr.                                Expedition Natural Resources Inc.    05/04/01        2242/345
James E. Hunter et al                               Expedition Natural Resources Inc.    06/07/01        2275/127
Rosie L. Martin Sparks                              Expedition Natural Resources Inc.    08/13/01        2287/26
Marketta Lamberth McNatt Brown                      Penn Virginia Oil & Gas, L.P.        04/28/04        2872/42
Jim McNatt, aka James Malcolm McNatt                Penn Virginia Oil & Gas, L.P.        04/28/04        2877/46
Linda Chambers-Jones                                Penn Virginia Oil & Gas, L.P.        06/10/04        2885/172
Daniel B. Chambers                                  Penn Virginia Oil & Gas, L.P.        06/11/04        2885/269
Samuel B. Chambers                                  Penn Virginia Oil & Gas, L.P.        06/11/04        2885/175
Henry W. McKenzie                                   Penn Virginia Oil & Gas, L.P.        06/11/04        2885/187
Arnold Wayne Williams                               Penn Virginia Oil & Gas, L.P.        06/11/04        2885/93
Linda McKenzie McCoy                                Penn Virginia Oil & Gas, L.P.        06/11/04        2922/139
Brenda Chambers                                     Penn Virginia Oil & Gas, L.P.        06/11/04        2922/142
Leonard J. Williams                                 Penn Virginia Oil & Gas, L.P.        06/11/04        2922/145
Vicky R. Williams                                   Penn Virginia Oil & Gas, L.P.        06/11/04        2922/148

                          Exhibit A. Part 1, Page -23-

Maretha Cunningham Adams                            Penn Virginia Oil & Gas, L.P.        06/11/04        2922/163
George W. McKenzie                                  Penn Virginia Oil & Gas, L.P.        06/11/04        2922/169
Theodore M. Williams                                Penn Virginia Oil & Gas, L.P.        06/11/04        2922/112
Sandra Estes                                        Penn Virginia Oil & Gas, L.P.        06/11/04        2922/166
Deborah Barner                                      Penn Virginia Oil & Gas, L.P.        06/11/04        2931/328
Louis Edward Wilson                                 Penn Virginia Oil & Gas, L.P.        06/11/04        2923/123
Johnny S. Wilson                                    Penn Virginia Oil & Gas, L.P.        06/11/04        2922/151
Velma Alexander                                     Penn Virginia Oil & Gas, L.P.        11/30/04        3029/289
Acie Lee Chambers Life Estate                       Penn Virginia Oil & Gas, L.P.        01/25/05        3029/292
James C. Jones aka Ricky Jones                      Penn Virginia Oil & Gas, L.P.        04/08/04        2829/294
Sylvia Towle Woods aka Sylvia Towle                 Penn Virginia Oil & Gas, L.P.        04/08/04        2829/291
Tim T. Ellison aka tim Towle                        Penn Virginia Oil & Gas, L.P.        04/08/04        2827/211
Lois N. Rains                                       Expedition Natural Resources Inc.    06/08/01        2279/184
Bill Rudd, Inc.                                     Penn Virginia Oil & Gas, L.P.        05/03/04        2891/170
Sara P. Rudd, Indiv & as Executric J. B. Rudd Est.  Penn Virginia Oil & Gas, L.P.        05/03/04        2891/172
Youngblood Properties, LP                           Penn Virginia Oil & Gas, L.P.        05/03/04        2898/214
Nancy Anita McNatt Moore                            Penn Virginia Oil & Gas, L.P.        04/28/04        2877/50
Jerry E. Jones, Sr.                                 Expedition Natural Resources Inc.    11/06/01        2336/200
ULTRA DIMENSIONS, an Unincorporated Business
Organization under Trust Agreement dated August
25th, 1997                                          Penn Virginia Oil & Gas, L.P.        02/25/05        N/A

                    WELL NAME                                    WI                         NRI          LOCATION
RICHARDSON #1                                                 0.300000                   0.238308        M.S. Ussery A-722
RICHARDSON #2                                                 0.300000                   0.238308        M.S. Ussery A-722
RICHARDSON #3                                                 0.300000                   0.238308        M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Bill Rudd, Inc.                                     Penn Virginia Oil & Gas, L.P.        05/03/04        2891/170
Sara P. Rudd, Indiv & as Executric J. B. Rudd Est.  Penn Virginia Oil & Gas, L.P.        05/03/04        2891/172
Youngblood Properties, LP                           Penn Virginia Oil & Gas, L.P.        05/03/04        2898/214
Jerry E. Jones, Sr.                                 Expedition Natural Resources Inc.    11/06/01        2336/200
Amy Lynn Vaughan King                               Penn Virginia Oil & Gas, L.P.        05/02/04        2867/12
KVS Interest, Ltd.                                  Penn Virginia Oil & Gas, L.P.        03/09/04        2867/8
Jonathan Wayne Miller                               Penn Virginia Oil & Gas, L.P.        05/02/04        2924/271
Patricia A. Vaughn                                  Penn Virginia Oil & Gas, L.P.        03/09/04        2891/158
Mary Lewis Grant                                    Penn Virginia Oil & Gas, L.P.        06/11/04        2877/29
Hibernia National Bank/Luella Richardson            Penn Virginia Oil & Gas, L.P.        11/27/01        2372/128
Hibernia National Bank/Rebecca Bell                 Penn Virginia Oil & Gas, L.P.        11/27/01        2372/143
Hibernia National Bank/Rebecca Bell                 Penn Virginia Oil & Gas, L.P.        11/27/01        2372/148
Hibernia National Bank/Luella Richardson            Penn Virginia Oil & Gas, L.P.        11/27/01        2372/133
Oscar LeeCargill, Trustee Dustin Cargill Trust      Penn Virginia Oil & Gas, L.P.        02/16/04        2832/326
Oscar Lee Cargill, Trustee Chad Cargill Trust       Penn Virginia Oil & Gas, L.P.        02/16/04        2832/330
Oscar Lee Cargill                                   Penn Virginia Oil & Gas, L.P.        02/16/04        2832/318
Oscar Lee Cargill, Trustee Dayton Cargill Trust     Penn Virginia Oil & Gas, L.P.        02/16/04        2832/322
Betty Richardson, Exec. Est. Raoul Richardson       Penn Virginia Oil & Gas, L.P.        02/28/04        2834/94
Joy King Smith aka Joy King Jones                   Penn Virginia Oil & Gas, L.P.        02/28/04        2834/88
Joy King Smith, Exec & Trustee UWO Jane Smith       Penn Virginia Oil & Gas, L.P.        02/28/04        2834/100
Joy King Smith, Exec & Trustee UWO T.P. Smith, Jr.  Penn Virginia Oil & Gas, L.P.        02/28/04        2834/106
James C. Jones aka Ricky Jones                      Penn Virginia Oil & Gas, L.P.        04/08/04        2829/294

                          Exhibit A. Part 1, Page -24-

Sylvia Towle Woods aka Sylvia Towle                 Penn Virginia Oil & Gas, L.P.        04/08/04        2829/291
Mildred Blalock                                     Penn Virginia Oil & Gas, L.P.        04/08/04        2829/297
Harry Miller Solomon                                Penn Virginia Oil & Gas, L.P.        04/15/04        2877/34
Howard Leigh Solomon                                Penn Virginia Oil & Gas, L.P.        04/15/04        2877/36
Tim T. Ellison aka tim Towle                        Penn Virginia Oil & Gas, L.P.        04/08/04        2827/211
James W. Bell                                       Expedition Natural Resources Inc.    06/11/01        2275/114
Aubrey Bell                                         Expedition Natural Resources Inc.    06/11/01        2275/117
Mary Lewis Grant                                    Expedition Natural Resources Inc.    06/11/01        2286/312
Hibernia Nat'l Bank Tr/Luella Richardson            Expedition Natural Resources Inc.    11/27/01        2372/128
Hibernia Nat'l Bank Tr/Rebecca Bell                 Expedition Natural Resources Inc.    11/27/01        2372/143
Lelia Vaughan, AIF Thomas W. Vaughn                 Expedition Natural Resources Inc.    01/07/02        2659/20
Lelia Vaughan, Martha Vaughan, Ellen Miller         Expedition Natural Resources Inc.    01/07/02        2659/24
Ruth Nolte                                          Expedition Natural Resources Inc.    08/20/01        2294/315
James E. Whiteside Rev. Trust                       Expedition Natural Resources Inc.    08/20/01        2294/312
Ronald H. Sangster                                  Expedition Natural Resources Inc.    08/18/01        2309/231
The M. Whiteside Charitable Trust II                Expedition Natural Resources Inc.    09/12/01        2330/334
Gordon W. Sangster                                  Expedition Natural Resources Inc.    08/18/01        2312/22

                    WELL NAME                                    WI                        NRI           LOCATION
UNDERWOOD #1                                                                                             M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Van L. Darthard, Jr.                                Expedition Natural Resources Inc.    10/06/04        3006/6
Lucy Edwards                                        Expedition Natural Resources Inc.    10/06/04        3006/15
Freddie V. Darthard                                 Expedition Natural Resources Inc.    10/06/04        3006/3
Gladdis Green Jones                                 Expedition Natural Resources Inc.    10/06/04        3006/12
Marian D. Armstrong                                 Expedition Natural Resources Inc.    10/17/04        3006/9
Alice Guenther McLean                               Expedition Natural Resources Inc.    10/25/04        2955/185
Diana Heartsill Young                               Expedition Natural Resources Inc.    01/28/03        2581/127
Sandra Engler Gerrie                                Expedition Natural Resources Inc.    07/13/04        2936/344
Kenneth N. Brown                                    Expedition Natural Resources Inc.    11/15/04        2961/58
Rex Brown, Sr.                                      Expedition Natural Resources Inc.    10/26/04        2953/246
Kenneth N. Brown                                    Expedition Natural Resources Inc.    03/29/05        3058/96
Rex Brown, Sr.                                      Expedition Natural Resources Inc.    03/29/05        3058/99
LaVera Washington                                   Expedition Natural Resources Inc.    03/29/05        3069/285
Dorothy Diggs                                       Expedition Natural Resources Inc.    03/29/05        3069/282
James Howard Harris                                 Expedition Natural Resources Inc.    03/29/05        3069/279
Flora Harris Missett                                Expedition Natural Resources Inc.    03/29/05        3079/69
Bobbie Mollice                                      Expedition Natural Resources Inc.    05/02/05        3095/117
Spirit Winzlow Mollice                              Expedition Natural Resources Inc.    05/05/05        3095/120
Margaret Parkes Cope Bailey                         Expedition Natural Resources Inc.    12/09/04        3007/49
Millard Lewis Cope, Jr.                             Expedition Natural Resources Inc.    12/09/04        3001/201
Madeline S. Hall, Trustee                           Expedition Natural Resources Inc.    11/16/04        2985/73
Frank T. Bruce & Ethel D. Bruce                     Expedition Natural Resources Inc.    09/21/04        2962/298
Madelyn Underwood Preston Lesuer                    Expedition Natural Resources Inc.    11/17/04        3011/106
Tina Williams Wilson                                Expedition Natural Resources Inc.    05/06/05        3095/168
Dunbar Oil and Gas Limited, by Donald G. Dunbar,
Jr., aka Don Dunbar, Jr., individually and as
general partner; and R.S.D. Partnership, by
Robert F. Spradlin, II, managing partner            GMX RESOURCES INC.                   08/25/05        3200/159

                          Exhibit A. Part 1, Page -25-

John R. Coley, III, David D. Corley                 GMX RESOURCES INC.                   08/25/05        3207/247
Ronald Sangster                                     GMX RESOURCES INC.                   08/25/05        N/A
Gordon Sangster                                     GMX RESOURCES INC.                   08/25/05        N/A
James E Whiteside Revocable Trust                   GMX RESOURCES INC.                   08/25/05        N/A
Ruth E Nolte                                        GMX RESOURCES INC.                   08/25/05        N/A
Helyn Tharpe                                        GMX RESOURCES INC.                   08/26/05        N/A
Major Roberts                                       GMX RESOURCES INC.                   10/19/05        N/A
Leola Pilot Thomas                                  GMX RESOURCES INC.                   09/28/05        N/A

                    WELL NAME                                    WI                         NRI          LOCATION
MARGARET HERRIN #1                                                                                       M.S. Ussery A-722

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Sylvia A. Herrin Snodgrass                          Penn Virginia Oil & Gas, L.P.        03/25/04        N/A
Sandra L. Herrin Ashley                             Penn Virginia Oil & Gas, L.P.        03/25/04        N/A
William G. McCullough                               Penn Virginia Oil & Gas, L.P.        10/11/04        2953/285
William P. McCullough                               Penn Virginia Oil & Gas, L.P.        09/27/04        2989/94
Caroline D. Goodman                                 Penn Virginia Oil & Gas, L.P.        10/11/04        2989/100
Lai Carter Terrell, et al                           Penn Virginia Oil & Gas, L.P.        10/25/04        2978/164
Nancy Kay Green, Indiv & Trustee                    Penn Virginia Oil & Gas, L.P.        06/07/04        2872/109
Linda Ann Giles Freeman                             Penn Virginia Oil & Gas, L.P.        05/24/04        2885/178
Paul Kent Fugler & Naomi Ruth Fugler                Penn Virginia Oil & Gas, L.P.        06/21/04        2885/181
Una Belle Townsend                                  Penn Virginia Oil & Gas, L.P.        06/21/04        2885196
Sandra Fay Giles Comstock                           Penn Virginia Oil & Gas, L.P.        05/24/04        2885/90
Thomas Wayne Giles, Sr.                             Penn Virginia Oil & Gas, L.P.        05/24/04        2922/205
Dudley Beadles                                      Penn Virginia Oil & Gas, L.P.        04/14/05        N/A
Karen N Marti                                       Penn Virginia Oil & Gas, L.P.        04/20/05        N/A
Gail P Smith                                        Penn Virginia Oil & Gas, L.P.        04/28/05        N/A
James E. Hunter et al                               Expedition Natural Resources Inc.    06/07/01        2275/127
Rosie L. Martin Sparks                              Expedition Natural Resources Inc.    08/13/01        2287/26
Gaylord Lawless, Sr.                                Expedition Natural Resources Inc.    05/04/01        2242/345


NON PRODUCING

BETHANY ROGERS SURVEY A-20

LESSOR                                              LESSEE                               LEASE DATE      BOOK/PAGE
Jerry A. Cargill                                    Penn Virginia Oil & Gas, L.P.        08/06/04        2931/318
Jack L. Cargill, Jr.                                Penn Virginia Oil & Gas, L.P.        08/06/04        2931/321
Susan Blanchard                                     Penn Virginia Oil & Gas, L.P.        11/02/04        2978/121
Daniel Lee Finley                                   Penn Virginia Oil & Gas, L.P.        11/02/04        2978/128
James Edward Finley, Sr. Indiv & Exec. Mary
Elizabeth Finley                                    Penn Virginia Oil & Gas, L.P.        11/02/04        2978/131
Robbie Lynn Finley                                  Penn Virginia Oil & Gas, L.P.        11/02/04        2978/134
William Parks Finley, Sr.                           Penn Virginia Oil & Gas, L.P.        11/02/04        2978/137
Mary Elizabeth Graves                               Penn Virginia Oil & Gas, L.P.        11/02/04        2978/140
Westbrook Properties, L.P.                          Penn Virginia Oil & Gas, L.P.        07/07/04        2931/291
James Youree Lancaster                              Penn Virginia Oil & Gas, L.P.        08/01/04        2922/202
Will Y. Lancaster, II                               Penn Virginia Oil & Gas, L.P.        08/01/04        2922/208
William Scott Lancaster                             Penn Virginia Oil & Gas, L.P.        08/01/04        2931/305

                          Exhibit A. Part 1, Page -26-

Donna Kay Sasser                                    Penn Virginia Oil & Gas, L.P.        08/11/04        2931/308
Randy Wayne Hunt                                    Penn Virginia Oil & Gas, L.P.        08/11/04        2931/302
Jeanie H. Westmoreland                              Penn Virginia Oil & Gas, L.P.        10/13/04        2953/282
William M. Comegys, Jr.                             Penn Virginia Oil & Gas, L.P.        10/15/04        2978/124
Charles Eugene O'Brien                              Penn Virginia Oil & Gas, L.P.        10/15/04        2978/155
Martha Byrne O'Brien                                Penn Virginia Oil & Gas, L.P.        10/15/04        2978/158
Margie H. Rather                                    Expedition Natural Resources Inc.    07/20/01        2287/12
Mary Elizabeth Finley                               Expedition Natural Resources Inc.    07/20/01        2287/7
William M. Huffman                                  Expedition Natural Resources Inc.    07/26/01        2286/330
W. F. Palmer                                        Expedition Natural Resources Inc.    07/26/01        2286/318
Jeanie H. Westmoreland                              Expedition Natural Resources Inc.    07/20/01        2287/17
Edith Padgett Bradshaw                              Expedition Natural Resources Inc.    10/24/01        2330/314
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    10/25/01        2330/329
J. W. Hunt                                          Expedition Natural Resources Inc.    10/19/01        2336/146
Jeanie Hamilton Westmoreland                        Expedition Natural Resources Inc.    10/11/01        2349/227
William M. Huffman                                  Expedition Natural Resources Inc.    10/11/01        2336/156
W. F. Palmer                                        Expedition Natural Resources Inc.    10/11/01        2336/231
William Scott Lancaster                             Expedition Natural Resources Inc.    10/22/01        2336/240
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    10/29/01        2336/244
Will Y. Lancaster, II                               Expedition Natural Resources Inc.    10/19/01        2336/142
Martha Bryne O'Brien                                Expedition Natural Resources Inc.    10/29/01        2336/248
James Youree Lancaster                              Expedition Natural Resources Inc.    10/22/01        2336/275
Charlie M. Bradshaw, III                            Expedition Natural Resources Inc.    08/25/01        2309/214
Charles Eugene O'Brien                              Expedition Natural Resources Inc.    08/25/01        2309/210
Edith Padgett Bradshaw                              Expedition Natural Resources Inc.    08/25/01        2309/215
Martha O'Brien                                      Expedition Natural Resources Inc.    08/25/01        2309/227
Florence Rose Hardy                                 Penn Virginia Oil & Gas, L.P.        11/02/04        2978/143
Aurella Weems & Colleen Nelson, Co-Trustees         Penn Virginia Oil & Gas, L.P.        05/24/04        2885/196
Cameron McElroy, et us                              Penn Virginia Oil & Gas, L.P.        04/29/04        2885/200
Gordon W. Sangster                                  Penn Virginia Oil & Gas, L.P.        06/25/04        2922/125
Ronald H. Sangster                                  Penn Virginia Oil & Gas, L.P.        06/25/04        2922/129
M. Whiteside Charitable Trust II                    Penn Virginia Oil & Gas, L.P.        06/25/04        2922/121
James E. Whiteside Trustee/Rev Tr                   Penn Virginia Oil & Gas, L.P.        06/25/04        2922/117
Ruth Nolte                                          Penn Virginia Oil & Gas, L.P.        06/25/04        2931/324
Marjorie Barnwell Brown                             Expedition Natural Resources Inc.    02/04/05        3027/86

LUCINDA WALLACE SURVEY  A-744

Katherine Louise Abney                              Penn Virginia Oil & Gas, L.P.        04/30/04        2919/284
Ruben K. Abney                                      Penn Virginia Oil & Gas, L.P.        04/28/04        2919/293
Katherine Hightower Bennett                         Penn Virginia Oil & Gas, L.P.        04/30/04        2919/290
Lynn Abney Lomax                                    Penn Virginia Oil & Gas, L.P.        04/30/04        2919/287
Jane Abney Price                                    Penn Virginia Oil & Gas, L.P.        04/30/04        2919/296
Barbara Abney Truelove                              Penn Virginia Oil & Gas, L.P.        04/30/04        2919/299
Regina Whelan                                       Penn Virginia Oil & Gas, L.P.        05/05/04        2919/305
Vicky Lynn Whelan                                   Penn Virginia Oil & Gas, L.P.        05/05/04        2919/302
Beth Abney Furrh                                    Penn Virginia Oil & Gas, L.P.        04/30/04        2922/154
Texas Bank & Trust Co, Trustee B. E. Bookout, Jr.   Penn Virginia Oil & Gas, L.P.        09/23/04        2933/281
Texas Bank & Trust Co, Trustee B. E. Bookout        Penn Virginia Oil & Gas, L.P.        09/23/04        2933/283
Hibernia Nat'l Bank/Rebecca R. Bell                 Penn Virginia Oil & Gas, L.P.        09/30/04        2946/1
Hibernia Nat'l Bank/Luella Smith Richardson         Penn Virginia Oil & Gas, L.P.        09/30/04        2946/10

                          Exhibit A. Part 1, Page -27-

Jack L. Phillips                                    Penn Virginia Oil & Gas, L.P.        10/29/04        N/A
Beverly Jean McGee                                  Penn Virginia Oil & Gas, L.P.        09/29/04        2953/266
Jaqueline McGee                                     Penn Virginia Oil & Gas, L.P.        09/29/04        2953/269
Marvin Moscoe McGee                                 Penn Virginia Oil & Gas, L.P.        09/29/04        2953/291
Sherri Lynn McGee                                   Penn Virginia Oil & Gas, L.P.        09/29/04        2953/272
Ruth McGee Parish                                   Penn Virginia Oil & Gas, L.P.        09/29/04        2953/275
Karon Ann McGee Williams                            Penn Virginia Oil & Gas, L.P.        09/29/04        2953/288
Nellrene Holt                                       Penn Virginia Oil & Gas, L.P.        09/29/04        2953/263
James Hamilton Spencer, Ind/ Exec Bethena Spencer
Rogers Est.                                         Penn Virginia Oil & Gas, L.P.        10/25/04        2978/161
William H. Henderson                                Penn Virginia Oil & Gas, L.P.        10/25/04        2978/146
Ruth Jewell Hill                                    Penn Virginia Oil & Gas, L.P.        11/30/04        28989/97
Fammie Delois Preston                               Penn Virginia Oil & Gas, L.P.        11/29/04        2978/118
Cleveland Sneed                                     Penn Virginia Oil & Gas, L.P.        11/30/04        2989/91
Mary Lee Fields                                     Penn Virginia Oil & Gas, L.P.        11/02/04        2978/127
Wilbert Carl Williams                               Penn Virginia Oil & Gas, L.P.        09/29/04        3016/7
Michael Wayne Williams                              Penn Virginia Oil & Gas, L.P.        09/29/04        3016/4
May Joyce Williams                                  Penn Virginia Oil & Gas, L.P.        09/29/04        3016/1
LeJean Williams                                     Penn Virginia Oil & Gas, L.P.        09/29/04        3015/346
Kristen M. Williams                                 Penn Virginia Oil & Gas, L.P.        09/29/04        3015/343
Albert James Williams                               Penn Virginia Oil & Gas, L.P.        09/29/04        3015/337
Brenda Ann Williams                                 Penn Virginia Oil & Gas, L.P.        09/29/04        3015/340
Melvin Charles McGee                                Penn Virginia Oil & Gas, L.P.        09/29/04        2978/149
Opel Moody                                          Penn Virginia Oil & Gas, L.P.        11/30/04        3000/269
Robert Earl Rollins                                 Penn Virginia Oil & Gas, L.P.        12/15/04        3000/266
Vanoy Rollins                                       Penn Virginia Oil & Gas, L.P.        12/17/04        3000/263
Betty Jean Sneed                                    Penn Virginia Oil & Gas, L.P.        12/09/04        3000/260
Vera Wilkerson                                      Penn Virginia Oil & Gas, L.P.        11/30/04        3000/257
Phyllis Gail Coleman                                Penn Virginia Oil & Gas, L.P.        12/28/04        N/A
Warnell Williams                                    Penn Virginia Oil & Gas, L.P.        09/29/04        N/A
Clinton Sneed                                       Penn Virginia Oil & Gas, L.P.        11/30/04        N/A
Spurgeon Williams                                   Penn Virginia Oil & Gas, L.P.        04/09/05        N/A
W. G. Michaels, Jr. & Rebecca F. Michaels           Penn Virginia Oil & Gas, L.P.        11/24/04        2989/103
LaJean Williams                                     Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Warnell Williams                                    Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Brenda Ann Williams                                 Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Kristen M. Williams                                 Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Albert James Williams                               Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
May Joyce Williams                                  Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Michael Wayne Williams                              Penn Virginia Oil & Gas, L.P.        12/06/04        N/A
Spurgeon Williams                                   Penn Virginia Oil & Gas, L.P.        04/09/05        N/A
Lizzie Leffall                                      Penn Virginia Oil & Gas, L.P.        04/01/05        N/A
Mary F. Leffall Johnson                             Penn Virginia Oil & Gas, L.P.        04/01/05        N/A
Erma Manning                                        Penn Virginia Oil & Gas, L.P.        03/14/05        N/A
Linda Ann Giles Freeman                             Penn Virginia Oil & Gas, L.P.        05/05/04        2872/105
Sandra Fay Giles Comstock                           Penn Virginia Oil & Gas, L.P.        05/05/04        2872/115
Thomas Wayne Giles, Sr.                             Penn Virginia Oil & Gas, L.P.        05/05/04        2872/119
Lula Mae Giles Stephens                             Penn Virginia Oil & Gas, L.P.        05/05/04        2885/207
John E. George, Jr.                                 Penn Virginia Oil & Gas, L.P.        05/05/04        2885/203
T. J. Taylor, III                                   Penn Virginia Oil & Gas, L.P.        06/18/04        2877/30

                          Exhibit A. Part 1, Page -28-

William Gleason, Tr. Taylor Grey Sain Tr.           Penn Virginia Oil & Gas, L.P.        06/18/04        2877/39
Jerry E. Jones, Sr.                                 Penn Virginia Oil & Gas, L.P.        06/18/04        2877/32
Sally Grey Sain                                     Penn Virginia Oil & Gas, L.P.        06/18/04        2931/288
Oscar Bennet Jones                                  Penn Virginia Oil & Gas, L.P.        06/04/05        N/A
Noel Diane Jones                                    Penn Virginia Oil & Gas, L.P.        06/04/05        3151/24
Estate of T. P. Smith, Jr.                          Penn Virginia Oil & Gas, L.P.        06/04/05        N/A
Estate of Jane King Smith                           Penn Virginia Oil & Gas, L.P.        06/04/05        N/A
Joy Smith Jones                                     Penn Virginia Oil & Gas, L.P.        06/15/05        N/A
Nan Scott Garvin                                    Penn Virginia Oil & Gas, L.P.        08/12/05        N/A
Suzanne Scott Handley                               Penn Virginia Oil & Gas, L.P.        08/12/05        N/A
HW Scott et ux                                      Penn Virginia Oil & Gas, L.P.        08/12/05        N/A
Hiram Bryan Scott                                   Penn Virginia Oil & Gas, L.P.        08/12/05        N/A
Glenda Bradden                                      Penn Virginia Oil & Gas, L.P.        09/27/05        N/A
Beverly Smith                                       Penn Virginia Oil & Gas, L.P.        09/27/05        N/A
Myesha Henderson                                    Penn Virginia Oil & Gas, L.P.        09/27/05        N/A
Joe Lewis et al Scholarship Fund                    Penn Virginia Oil & Gas, L.P.        09/28/05        N/A
Bernard Hill                                        Penn Virginia Oil & Gas, L.P.        09/28/05        N/A
Mazzie Williams Stewart                             Penn Virginia Oil & Gas, L.P.        10/03/05        N/A
Lizzie Leffall                                      Penn Virginia Oil & Gas, L.P.        10/15/05        N/A
Lizzie Leffall                                      Penn Virginia Oil & Gas, L.P.        04/01/05        N/A
Mary F. Leffall Johnson                             Penn Virginia Oil & Gas, L.P.        04/01/05        N/A
Wiley College                                       Penn Virginia Oil & Gas, L.P.        04/08/05        3150/330
Spurgeon Williams                                   Penn Virginia Oil & Gas, L.P.        04/09/05        N/A
Spurgeon Williams                                   Penn Virginia Oil & Gas, L.P.        04/09/05        N/A
Carolyn Leffall Colbert                             Penn Virginia Oil & Gas, L.P.        04/09/05        3151/5
Mary Lee Fields                                     Penn Virginia Oil & Gas, L.P.        04/11/05        N/A
Joe Augustus Smith                                  Penn Virginia Oil & Gas, L.P.        04/11/05        N/A
Renee Leffall Ardis                                 Penn Virginia Oil & Gas, L.P.        05/11/05        N/A

EDWARD PEARCE SURVEY A-577

Myrtle Johnson Nickerson                            Penn Virginia Oil & Gas, L.P.        05/25/04        2916/101
Betha Johnson Simmins                               Penn Virginia Oil & Gas, L.P.        05/25/04        2930/2

JAMES CELLUM SURVEY A-145

Alice Louise Pace                                   Penn Virginia Oil & Gas, L.P.        04/08/04        2827/214
Ann Bell Murphy                                     Penn Virginia Oil & Gas, L.P.        08/24/04        2946/19
Bill Rudd, Inc.                                     Penn Virginia Oil & Gas, L.P.        07/05/04        2922/104
Carlos W. Moon, Jr.                                 Penn Virginia Oil & Gas, L.P.        08/25/05        N/A
Cary M. Abney                                       Expedition Natural Resources Inc.    01/15/02        2372/87
Clarice Y Moon                                      Penn Virginia Oil & Gas, L.P.        08/25/05        N/A
Dale Bryant                                         Penn Virginia Oil & Gas, L.P.        10/14/05        N/A
Dewey C Taylor, Jr.                                 Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Doris Bell Hopkin                                   Penn Virginia Oil & Gas, L.P.        08/24/04        2945/341
Doris Carrington                                    Penn Virginia Oil & Gas, L.P.        07/12/04        2922/175
Dudley Beadles                                      Penn Virginia Oil & Gas, L.P.        04/14/05        N/A
Emily D Smith Churchman                             Penn Virginia Oil & Gas, L.P.        08/04/05        N/A
Emridge Turner, Jr.                                 Penn Virginia Oil & Gas, L.P.        07/19/04        2935/104
Estate of J. B. Rudd                                Penn Virginia Oil & Gas, L.P.        07/19/04        3000/256
Gail P Smith                                        Penn Virginia Oil & Gas, L.P.        04/28/05        N/A
Gayla Elaine Carrington Crayton                     Penn Virginia Oil & Gas, L.P.        07/12/04        2922/193

                          Exhibit A. Part 1, Page -29-

H Alton Bourn                                       Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Irene Turner Price                                  Penn Virginia Oil & Gas, L.P.        07/19/04        2922/226
Jean George Breckenridge                            Penn Virginia Oil & Gas, L.P.        07/12/04        2922/172
John Dooley Carrington                              Penn Virginia Oil & Gas, L.P.        07/12/04        2922/178
John S. Rice, Jr.                                   Penn Virginia Oil & Gas, L.P.        08/24/04        2945/344
Johnnie Mae Marsh                                   Penn Virginia Oil & Gas, L.P.        02/25/05        N/A
Judy Taylor Dayton                                  Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Julia Ann Harmon                                    Penn Virginia Oil & Gas, L.P.        06/18/04        2885/184
JW Smith et ux                                      Penn Virginia Oil & Gas, L.P.        04/05/05        3068/211
Karen N Marti                                       Penn Virginia Oil & Gas, L.P.        04/20/05        N/A
Kathleen Smith Whalen                               Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Kenneth Wayne Smith                                 Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Laura Jean Pierce Call                              Penn Virginia Oil & Gas, L.P.        07/12/04        2953/260
LaVerne Rose Marr, Tr. Rosehaven Tr                 Penn Virginia Oil & Gas, L.P.        03/05/04        2829/274
Leola Murrell                                       Penn Virginia Oil & Gas, L.P.        07/05/04        2922/211
Lewis K. Mitchell                                   Penn Virginia Oil & Gas, L.P.        09/21/04        2935/101
Luella S Richardson Trust                           Penn Virginia Oil & Gas, L.P.        09/28/05        N/A
Maple Turner Williams                               Penn Virginia Oil & Gas, L.P.        07/19/04        2922/241
Marjorie Akin Carrington                            Penn Virginia Oil & Gas, L.P.        07/12/04        2922/181
Martha L. Spencer, Ind & AIF Raymond W. Spencer     Penn Virginia Oil & Gas, L.P.        09/27/04        2953/278
Mary E Hanks                                        Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Mary Earl Frierson                                  Penn Virginia Oil & Gas, L.P.        08/23/04        2931/299
Mary Ethel Mitchell                                 Penn Virginia Oil & Gas, L.P.        10/06/04        2953/152
Michael Vaughn Carrington                           Penn Virginia Oil & Gas, L.P.        07/12/04        2922/184
Nancy M. Bryant                                     Penn Virginia Oil & Gas, L.P.        02/21/05        N/A
Nancy M. Bryant                                     Expedition Natural Resources Inc.    01/15/02        2372/84
Nancy M. Bryant                                     Penn Virginia Oil & Gas, L.P.        07/12/05        3151/30
Oma Jean Carrtington Barton Hill                    Penn Virginia Oil & Gas, L.P.        07/12/04        2922/133
Parker Langston                                     Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Paul M. Thibodeaux                                  Penn Virginia Oil & Gas, L.P.        03/14/05        N/A
R. C. Turner                                        Penn Virginia Oil & Gas, L.P.        07/19/04        2922/238
Rebecca R Bell Trust                                Penn Virginia Oil & Gas, L.P.        09/28/05        N/A
Revarda Turner Perkins                              Penn Virginia Oil & Gas, L.P.        07/19/04        2922/229
Rex Donald Vaughan                                  Penn Virginia Oil & Gas, L.P.        07/12/04        2922/223
Ricky Raven et ux                                   Penn Virginia Oil & Gas, L.P.        01/12/05        N/A
Robert S. Sarubbi et ux                             Penn Virginia Oil & Gas, L.P.        02/28/05        N/A
Roger David Carrington                              Penn Virginia Oil & Gas, L.P.        07/12/04        2922/235
Ronald Wayne Carrington                             Penn Virginia Oil & Gas, L.P.        07/12/04        2922/187
Ruth Bell McClaran                                  Penn Virginia Oil & Gas, L.P.        08/24/04        2945/347
Sally Grey Sain                                     Penn Virginia Oil & Gas, L.P.        03/23/04        2829/288
Sam W. Bostick et ux                                Penn Virginia Oil & Gas, L.P.        02/28/05        N/A
Sharon Inez Moon                                    Penn Virginia Oil & Gas, L.P.        08/25/05        N/A
Susie Ellen Brotherton                              Penn Virginia Oil & Gas, L.P.        07/19/04        2922/232
T. J. Taylor, III                                   Penn Virginia Oil & Gas, L.P.        03/23/04        2829/279
Thedis B Chance                                     Penn Virginia Oil & Gas, L.P.        04/15/05        N/A
Tommy Loyd Carrington                               Penn Virginia Oil & Gas, L.P.        07/12/04        2922/190
Velma Turner                                        Penn Virginia Oil & Gas, L.P.        08/23/04        2931/311
Wiley College                                       Penn Virginia Oil & Gas, L.P.        04/08/05        3150/332
William A. Abney                                    Expedition Natural Resources Inc.    01/15/02        2372/85
William Gleason, Tr. Taylor Grey Sain Tr.           Penn Virginia Oil & Gas, L.P.        03/23/04        2829/272

                          Exhibit A. Part 1, Page -30-

William J. Bigby, Jr. et ux                         Penn Virginia Oil & Gas, L.P.        09/19/05        N/A
Willie c. Turner                                    Penn Virginia Oil & Gas, L.P.        07/19/04        2931/314
Youngblood Properties, L.P.                         Penn Virginia Oil & Gas, L.P.        07/05/04        2931/317
Harriet Hoss                                        Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Fred Martin Smith                                   Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Wanda Smith Grillette                               Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Emily D Smith Churchman                             Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Gerald Philip Smith                                 Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
William Henry Taylor                                Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Gloria B Frazier                                    Penn Virginia Oil & Gas, L.P.        03/28/05        3065/44

D. C. MOORE SURVEY A-455

Julia Ann Harmon                                    Penn Virginia Oil & Gas, L.P.        06/18/04        2885/184
Martha L. Spencer, Ind & AIF Raymond W. Spencer     Penn Virginia Oil & Gas, L.P.        09/27/04        2953/278
Mary Ethel Mitchell                                 Penn Virginia Oil & Gas, L.P.        10/06/04        2953/152
Wayne E Simmons et ux                               Penn Virginia Oil & Gas, L.P.        04/06/05        N/A
Peggy R. Melton                                     Penn Virginia Oil & Gas, L.P.        08/11/05        N/A
MM&D Energy Inc                                     Penn Virginia Oil & Gas, L.P.        08/11/05        N/A
William Henry Taylor                                Penn Virginia Oil & Gas, L.P.        10/14/05        N/A
Paul M Thibodeaux                                   Penn Virginia Oil & Gas, L.P.        03/30/05        N/A
Betty Coleman Long                                  Penn Virginia Oil & Gas, L.P.        03/30/05        N/A
Leola Murrell                                       Penn Virginia Oil & Gas, L.P.        03/31/05        N/A
Fred Martin Smith                                   Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Gerald Philip Smith                                 Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Kenneth Wayne Smith                                 Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Cynthia M Smith Hooter                              Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Wanda Smith Grillette                               Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Harriet Hoss                                        Penn Virginia Oil & Gas, L.P.        03/28/05        N/A
Kathleen Smith Whalen                               Penn Virginia Oil & Gas, L.P.        03/28/05        N/A

JACOB BENNETT SURVEY A-115

Carol Harvey Coggeshall                             Penn Virginia Oil & Gas, L.P.        01/03/05        N/A
Shady Grove Cemetery                                Penn Virginia Oil & Gas, L.P.        01/04/05        N/A
Emma Jean Fields                                    Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Arnold Fields                                       Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Artie Fields et al                                  Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Kerry Fields                                        Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Marie Gilstrap                                      Penn Virginia Oil & Gas, L.P.        01/05/05        N/A
Joe Jernigan                                        Penn Virginia Oil & Gas, L.P.        01/08/05        N/A
Reginald Jernigan                                   Penn Virginia Oil & Gas, L.P.        01/08/05        N/A
Tracy Jernigan                                      Penn Virginia Oil & Gas, L.P.        01/08/05        N/A
Cecelia Jackson Bruner                              Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
Elizabeth C. Holcomb                                Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
E. R. Slaughter, Jr.                                Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
R. E. Slaughter                                     Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
Melissa Einsohn aka Melissa Einsohn Robins          Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
Reatha Resnik                                       Penn Virginia Oil & Gas, L.P.        01/10/05        N/A
Rosy S. Ross Estate                                 Penn Virginia Oil & Gas, L.P.        01/11/05        N/A
Sabine Farms Educational Society                    Penn Virginia Oil & Gas, L.P.        01/14/05        N/A
Lloyd P. Lochridge, Jr.                             Penn Virginia Oil & Gas, L.P.        01/18/05        N/A

                          Exhibit A. Part 1, Page -31-

Arno Jeter, et ux                                   Penn Virginia Oil & Gas, L.P.        11/10/04        N/A
Annabel Pagan Blakey                                Penn Virginia Oil & Gas, L.P.        12/16/04        N/A
James Walker et al                                  Penn Virginia Oil & Gas, L.P.        12/17/04        N/A
Curtis & Doris Turney Trust                         Penn Virginia Oil & Gas, L.P.        12/20/04        N/A
John Mark Blocker                                   Penn Virginia Oil & Gas, L.P.        12/20/04        N/A
Tracy Snyder                                        Penn Virginia Oil & Gas, L.P.        12/20/04        N/A
Collins C Dibboll Private Foundation                Penn Virginia Oil & Gas, L.P.        12/20/04        N/A
Ralph O. Harvey III                                 Penn Virginia Oil & Gas, L.P.        12/21/04        N/A
Nonnie Sue Blocker Dierck                           Penn Virginia Oil & Gas, L.P.        12/23/04        N/A
Harry Eugene Blocker, III                           Penn Virginia Oil & Gas, L.P.        12/23/04        N/A
Charles E. Fields                                   Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Dolores Fields Randle                               Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Dorothy Fields Warren                               Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Keith Elsey, Oliver Massengale, Jr. & Charles
Arthur Massengale                                   Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Myrtle Harris Porterfield                           Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Zaddie Fields Adams                                 Penn Virginia Oil & Gas, L.P.        12/29/04        N/A
Clinton Charlie Foster, et al                       Penn Virginia Oil & Gas, L.P.        08/09/04        2951/299
Patricia Valentine Thomason                         Penn Virginia Oil & Gas, L.P.        08/18/04        2951/295

SYLVESTER LUNA SURVEY A-401

Willie Jean Birmingham                              Penn Virginia Oil & Gas, L.P.        08/11/04        2951/290
Asa Edward McClendon, Jr. & Carol Ann McClendon     Penn Virginia Oil & Gas, L.P.        08/18/04        2951/266
James R. McClendon, Jr.                             Penn Virginia Oil & Gas, L.P.        08/18/04        2951/261
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2951/256
James R. McClendon, Jr.                             Penn Virginia Oil & Gas, L.P.        08/18/04        2951/233
Bailey C. Moseley, et al                            Penn Virginia Oil & Gas, L.P.        09/22/04        2976/237
Ernest E. Marshall Ind /Trtee/Miram Sealey Marshal  Penn Virginia Oil & Gas, L.P.        08/09/04        2951/280
James Earl Fults                                    Penn Virginia Oil & Gas, L.P.        08/12/04        2981/1
Jerry D. Fults                                      Penn Virginia Oil & Gas, L.P.        08/12/04        2981/4
J. R. McClendon, Jr.                                Penn Virginia Oil & Gas, L.P.        08/09/04        2956/284
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2956/279
Ahleene Reavis                                      Penn Virginia Oil & Gas, L.P.        09/23/04        2976/192
Joanna K. Randolph                                  Penn Virginia Oil & Gas, L.P.        09/30/04        2976/197
James R. Kirkpatrick, Jr.                           Penn Virginia Oil & Gas, L.P.        09/30/04        2976/202
Nancy Erbe                                          Penn Virginia Oil & Gas, L.P.        09/23/04        2976/207
Middleton H. Trotter                                Penn Virginia Oil & Gas, L.P.        09/20/04        2976/212
Herbert Money, Jr & Patsy J. Money                  Penn Virginia Oil & Gas, L.P.        09/23/04        2976/217
Isabel M. Gilcrease                                 Penn Virginia Oil & Gas, L.P.        09/30/04        2976/222
Jane King                                           Penn Virginia Oil & Gas, L.P.        09/20/04        2976/227
Charles Mercer                                      Penn Virginia Oil & Gas, L.P.        09/20/04        2980/323
Dianne Gore                                         Penn Virginia Oil & Gas, L.P.        10/19/04        2980/328
Robert G. Robins                                    Penn Virginia Oil & Gas, L.P.        09/23/04        2980/333
Elnora Wootton                                      Penn Virginia Oil & Gas, L.P.        10/05/04        2980/338
Nann Mercer Chandler                                Penn Virginia Oil & Gas, L.P.        09/20/04        2980/343
Dorothy Fountain                                    Penn Virginia Oil & Gas, L.P.        09/23/04        2981/12
Susan Butos                                         Penn Virginia Oil & Gas, L.P.        10/11/04        N/A
Patrick McJimsey                                    Penn Virginia Oil & Gas, L.P.        10/28/04        N/A
William McJimsey                                    Penn Virginia Oil & Gas, L.P.        10/28/04        N/A
Bryan McJimsey                                      Penn Virginia Oil & Gas, L.P.        10/28/04        N/A

                          Exhibit A. Part 1, Page -32-

Janice McJimsey Stoltz                              Penn Virginia Oil & Gas, L.P.        10/28/04        N/A
Jeannine C. Derise                                  Penn Virginia Oil & Gas, L.P.        10/28/04        N/A
Annette Bell                                        Penn Virginia Oil & Gas, L.P.        10/05/04        N/A
Robert McJimsey                                     Penn Virginia Oil & Gas, L.P.        11/03/04        N/A
Esther Raines                                       Penn Virginia Oil & Gas, L.P.        09/23/04        N/A
Bobby E. Trotter                                    Penn Virginia Oil & Gas, L.P.        01/06/05        N/A
Martha Ann Wood                                     Penn Virginia Oil & Gas, L.P.        08/09/04        2976/232
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2951/275
Minnie Belle White                                  Penn Virginia Oil & Gas, L.P.        08/09/04        2951/271
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2951/242

W. HUMPHRIES SURVEY A-299

Minnie Belle White                                  Penn Virginia Oil & Gas, L.P.        08/09/04        2951/251
Gladys White Warwick                                Penn Virginia Oil & Gas, L.P.        08/09/04        2951/247
Minnie Belle White                                  Penn Virginia Oil & Gas, L.P.        08/09/04        2951/238
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2951/275
Minnie Belle White                                  Penn Virginia Oil & Gas, L.P.        08/09/04        2951/271
Asa Edward McClendon & Teddie Jean McClendon        Penn Virginia Oil & Gas, L.P.        08/09/04        2951/242


SAMUEL MONDAY SURVEY A-14

Ernest E. Marshall, et al                           Penn Virginia Oil & Gas, L.P.        08/09/04        2951/285

JOHN FINDLEY SURVEY A-274

Juanita Wadlington                                  Expedition Natural Resources Inc.    11/13/01        N/A
Neva Nell Riney                                     Expedition Natural Resources Inc.    11/13/01        N/A
Winnie R. Houston                                   Expedition Natural Resources Inc.    11/13/01        N/A

J. B. CAMPBELL SURVEY A-148

Jacob C. Bell et ux                                 H. Rowold                            07/10/01        2275/16
Frank A. Timmins, Sr.                               Expedition Natural Resources Inc.    09/16/04        2950/74
Reba Jeanette Lawrence                              Expedition Natural Resources Inc.    09/14/04        2950/86
Peggy Jean Webber                                   Expedition Natural Resources Inc.    09/14/04        2985/277
Alice Guenther McLean                               Expedition Natural Resources Inc.    08/31/04        2961/49
Mildred Lister & Clay R. Lister                     Expedition Natural Resources Inc.    09/07/04        2950/83
Essau Mohammad                                      Expedition Natural Resources Inc.    09/12/04        2950/71
Brenda Lister                                       Expedition Natural Resources Inc.    09/07/04        2950/65
Luther V. Lister                                    Expedition Natural Resources Inc.    09/03/04        2968/14
Gilda Lister Metzler                                Expedition Natural Resources Inc.    09/14/04        2968/17
Thelma Rambo Williams                               Expedition Natural Resources Inc.    09/02/04        2950/59
Frankie Rambo                                       Expedition Natural Resources Inc.    09/03/04        2950/62
Charlie Ray Rambo                                   Expedition Natural Resources Inc.    09/03/04        2950/68
Ernestine Rambo Chandler                            Expedition Natural Resources Inc.    09/03/04        2950/77
Velma Dean Rambo Bean                               Expedition Natural Resources Inc.    09/03/04        2950/56
Leon Fisher                                         Expedition Natural Resources Inc.    09/14/04        2961/52
Richard Lee Fisher                                  Expedition Natural Resources Inc.    09/14/04        2950/83
Carlton Fisher                                      Expedition Natural Resources Inc.    09/14/04        2968/11
Nealette Richardson Rucker                          Expedition Natural Resources Inc.    09/07/04        2975/225

                          Exhibit A. Part 1, Page -33-

Eleanor Richardson Glosson                          Expedition Natural Resources Inc.    09/07/04        2975/222
Bernard Bolding Richardson                          Expedition Natural Resources Inc.    09/07/04        2943/259
Anesya Harris Newton                                Expedition Natural Resources Inc.    09/12/04        2950/53
Diana Heartsill Young                               Expedition Natural Resources Inc.    09/07/04        3000/181
Verna Dean Rambo Rivers                             Expedition Natural Resources Inc.    09/03/04        2975/219
Kenneth Fisher                                      Expedition Natural Resources Inc.    09/14/04        3000/178
American Assurance 2000, L.P.                       Expedition Natural Resources Inc.    11/24/04        3027/82
Willie (Pete) Alexander                             Expedition Natural Resources Inc.    09/03/04        2985/95
Brenda Williams                                     Expedition Natural Resources Inc.    03/17/05        3075/240

M. S. USSERY SURVEY A-722

Marvis D. Price                                     Expedition Natural Resources Inc.    03/24/03        2603/217
Yvonne T. Hooper                                    Expedition Natural Resources Inc.    03/24/03        2603/220
Sandra B. Crosby                                    Expedition Natural Resources Inc.    03/24/03        2603/223
Carolyn F. McCracken                                Expedition Natural Resources Inc.    03/24/03        2603/226
Ronnie Taylor                                       Expedition Natural Resources Inc.    03/24/03        2599/331
Roy M. Taylor, Sr. & Faye J. Taylor                 Expedition Natural Resources Inc.    03/24/03        2606/204
Bobby R. Lester                                     Expedition Natural Resources Inc.    04/04/03        2626/261
Emma Jean Lester Williams                           Expedition Natural Resources Inc.    04/23/03        2626/258
James Lester                                        Expedition Natural Resources Inc.    04/04/03        2626/255
Edward B. Lester                                    Expedition Natural Resources Inc.    04/01/03        2626/249
Arthur D.Irving, Sr.                                Expedition Natural Resources Inc.    04/22/03        2626/252
Donnie Ray Irving                                   Expedition Natural Resources Inc.    04/02/03        2626/246
Caren Harvey Prothro                                Expedition Natural Resources Inc.    07/09/04        2899/184
Ralph O. Harvey, III                                Expedition Natural Resources Inc.    07/09/04        2938/226
Joyful L. Short, AIF Clara Butler Leffall           Expedition Natural Resources Inc.    07/28/04        3006/18
Otis Leffall                                        Expedition Natural Resources Inc.    07/28/04        2938/236
Margaret Rose Hansell Jackson                       Expedition Natural Resources Inc.    07/28/04        3022/92
Catherine Hansell McDuffie                          Expedition Natural Resources Inc.    10/10/01        2336/290
Richard Butler                                      Expedition Natural Resources Inc.    10/10/01        2336/293
John Butler                                         Expedition Natural Resources Inc.    10/10/01        2336/256
Bobbie Ellen Wood Roberts                           Expedition Natural Resources Inc.    06/28/01        2275/55
Eraina M. Dillard Robinson                          Expedition Natural Resources Inc.    07/21/04        2938/272
Issac Dillard                                       Expedition Natural Resources Inc.    07/21/04        2938/272
Eugene B. Harvey, Jr.                               Expedition Natural Resources Inc.    07/09/04        2903/316
James Ford Harvey                                   Expedition Natural Resources Inc.    07/09/04        2938/268
John Stewart Harvey                                 Expedition Natural Resources Inc.    07/09/04        2938/264
Ernest F. Smith Trust                               Expedition Natural Resources Inc.    05/21/01        2275/59
Trust Under Act of Esther R. Smith                  Expedition Natural Resources Inc.    05/21/01        2275/64

                          Exhibit A. Part 1, Page -34-

WM. WILLIAMS SURVEY A-757

J. D. Manning                                       Expedition Natural Resources Inc.    09/27/01        2319/305
Fleshia Taylor                                      Expedition Natural Resources Inc.    10/08/01        2330/302
Jessie Anderson                                     Expedition Natural Resources Inc.    09/27/01        2319/308
Jessie Anderson, AIF                                Expedition Natural Resources Inc.    09/27/01        2319/311
Brenda Manning Everitt                              Expedition Natural Resources Inc.    10/08/01        2319/291
Adious Manning                                      Expedition Natural Resources Inc.    09/27/01        2319/288
Jessie B. Manning                                   Expedition Natural Resources Inc.    10/04/01        2319/314
Keith Manning                                       Expedition Natural Resources Inc.    09/27/01        2319/318
Curtis L. Manning                                   Expedition Natural Resources Inc.    09/27/01        2319/294
Ernest F. Smith Trust                               Expedition Natural Resources Inc.    05/21/01        2275/59
Trust Under Act of Esther R. Smith                  Expedition Natural Resources Inc.    05/21/01        2275/64
Cal Farley's Boys Ranch                             Expedition Natural Resources Inc.    05/15/01        2262/108
The Lake C. Brown Test. Trust                       Expedition Natural Resources Inc.    05/29/01        2275/50
Joe and Robin Pollani                               Expedition Natural Resources Inc.    05/15/01        2262/103
William C. Sawtelle                                 Expedition Natural Resources Inc.    09/19/01        2309/238
Eugene Williams                                     Expedition Natural Resources Inc.    05/30/01        2275/20
Homer T. Williams                                   Expedition Natural Resources Inc.    05/30/01        2275/20
Carolyn Williams                                    Expedition Natural Resources Inc.    05/30/01        2275/41
Jacqueline Robinson                                 Expedition Natural Resources Inc.    05/30/01        2275/46
Jo Ann Dixon                                        Expedition Natural Resources Inc.    05/30/01        2275/36
Billy Williams                                      Expedition Natural Resources Inc.    05/15/01        2275/30
Albert Williams                                     Expedition Natural Resources Inc.    05/30/01        2279/206
Charles Williams                                    Expedition Natural Resources Inc.    05/30/01        2282/141
Johnny Ray Williams                                 Expedition Natural Resources Inc.    05/30/01        2299/287
Myron B. Marks                                      Expedition Natural Resources Inc.    07/19/04        2955/181
Ralph S. Marks                                      Expedition Natural Resources Inc.    07/19/04        2955/177
Sandra Engler Gerrie                                Expedition Natural Resources Inc.    07/19/04        2903/320
J. W. Hunt                                          Expedition Natural Resources Inc.    10/11/01        2336/153
Andrew J. Brune                                     Expedition Natural Resources Inc.    10/11/04        2955/193
James E. Burnett                                    Expedition Natural Resources Inc.    10/11/04        2955/189
Robert Clay Allen AIF Maxine P. Allen               Expedition Natural Resources Inc.    10/12/01        2336/236
Vernard G. Solomon                                  Expedition Natural Resources Inc.    10/10/01        2349/220
Richard Brown, Succ. Trustee of J. O. Brown Trust   Expedition Natural Resources Inc.    04/01/05        3060/93
LaVert Williams                                     Expedition Natural Resources Inc.    04/05/05        3095/144
Jeanne Williams Thompkins                           Expedition Natural Resources Inc.    04/27/05        3095/141
Kenneth Ray Williams                                Expedition Natural Resources Inc.    04/27/05        3095/138
Alva Childs                                         Expedition Natural Resources Inc.    04/27/05        3095/132
Jeffery Williams                                    Expedition Natural Resources Inc.    04/27/05        3095/126
Erma Lee Richardson                                 Expedition Natural Resources Inc.    04/27/05        3095/129
Harold Williams                                     Expedition Natural Resources Inc.    04/27/05        3095/135
Erma C. Williams                                    Expedition Natural Resources Inc.    04/25/05        3095/150
Archie D. Williams                                  Expedition Natural Resources Inc.    04/25/05        3095/147
Archie D. Williams                                  Expedition Natural Resources Inc.    05/02/05        3095/153
Thelma Johnson Williams                             Expedition Natural Resources Inc.    05/06/05        3095/156
Velma Johnson Bean                                  Expedition Natural Resources Inc.    05/06/05        3095/159
Tina Williams Wilson                                Expedition Natural Resources Inc.    04/25/05        3095/162
Tina Williams Wilson                                Expedition Natural Resources Inc.    05/02/05        3095/165
James L. Cadenhead                                  Expedition Natural Resources Inc.    02/03/05        3024/111
Gerry Dean Cadenhead Fletcher                       Expedition Natural Resources Inc.    02/03/05        3027/100
Christine Edwards Morgan                            Expedition Natural Resources Inc.    02/03/05        3024/108
Wrae Lacy                                           Expedition Natural Resources Inc.    02/03/05        3024/105
Sammy Lindsay Cadenhead                             Expedition Natural Resources Inc.    02/03/05        3028/198
Ann Cadenhead McNutt                                Expedition Natural Resources Inc.    02/03/05        3044/162
Mertice Newton                                      Expedition Natural Resources Inc.    02/03/05        3024/114
John Henry Newton                                   Expedition Natural Resources Inc.    02/03/05        3028/195
Betty Newton Morton                                 Expedition Natural Resources Inc.    02/03/05        3027/94
Mildred Newton Ford                                 Expedition Natural Resources Inc.    02/03/05        3027/97
Percy Woodard, Jr.                                  Expedition Natural Resources Inc.    02/10/05        3064/338

                          Exhibit A. Part 1, Page -35-

Eugene B. Harvey, Jr.                               Expedition Natural Resources Inc.    07/09/04        2903/316
James Ford Harvey                                   Expedition Natural Resources Inc.    07/09/04        2938/268
John Stewart Harvey                                 Expedition Natural Resources Inc.    07/09/04        2938/264
Francis Paul Cullum                                 Expedition Natural Resources Inc.    05/24/05        N/A
Brenda Moon                                         Expedition Natural Resources Inc.    05/24/05        N/A
James Brandon Cullum                                Expedition Natural Resources Inc.    05/24/05        N/A
Bertha Jennings                                     Expedition Natural Resources Inc.    05/13/05        3103/120
Glen Edward Williams                                Expedition Natural Resources Inc.    05/13/05        3178/122
Olden Davis Manning, Jr.                            Expedition Natural Resources Inc.    05/13/05        3112/163
Annie Mosely                                        Expedition Natural Resources Inc.    05/13/05        3106/120
Melba Manning                                       Expedition Natural Resources Inc.    05/13/05        3112/166
Elessia Mae Leffall                                 Expedition Natural Resources Inc.    05/13/05        N/A
Darrell Manning                                     Expedition Natural Resources Inc.    05/13/05        N/A
Edward Manning                                      Expedition Natural Resources Inc.    05/13/05        3112/145
Johnnie Rohelia Manning                             Expedition Natural Resources Inc.    05/13/05        3112/154
Raymond David Manning, Sr.                          Expedition Natural Resources Inc.    05/13/05        N/A
Cornelia Manning Caines                             Expedition Natural Resources Inc.    05/13/05        3112/151
Mary Ann Jennings                                   Expedition Natural Resources Inc.    05/13/05        3113/255
Velma Jean M. Shambry                               Expedition Natural Resources Inc.    05/13/05        N/A
James Leon Williams                                 Expedition Natural Resources Inc.    05/13/05        N/A
Tina Lee Ebukam                                     Expedition Natural Resources Inc.    05/13/05        N/A
Ernest Lee Jennings                                 Expedition Natural Resources Inc.    05/13/05        N/A
Billy Ray Else                                      Expedition Natural Resources Inc.    05/13/05        N/A
Lonnie Calvin Manning                               Expedition Natural Resources Inc.    05/20/05        3112/160
Pauline Manning Reeves                              Expedition Natural Resources Inc.    05/20/05        3112/163
Rufus Manning                                       Expedition Natural Resources Inc.    05/20/05        3103/114
Clemonteen Manning                                  Expedition Natural Resources Inc.    05/20/05        3106/114
Horace Manning                                      Expedition Natural Resources Inc.    05/20/05        3106/117
Cecil Manning                                       Expedition Natural Resources Inc.    05/20/05        3106/123
Shanna Rosetta Starr                                Expedition Natural Resources Inc.    05/20/05        3116/98
Haward Manning, Jr.                                 Expedition Natural Resources Inc.    05/20/05        N/A
Lee Manning                                         Expedition Natural Resources Inc.    05/20/05        3112/157
Dorothy Manning Abercrombie                         Expedition Natural Resources Inc.    05/20/05        3112/148
Delois Manning Barr                                 Expedition Natural Resources Inc.    05/20/05        N/A
Louis Bernard Manning                               Expedition Natural Resources Inc.    05/20/05        N/A
Joeletta Williams Taylor                            Expedition Natural Resources Inc.    06/02/05        3112/172
Greta Nell Hubbard                                  Expedition Natural Resources Inc.    06/28/05        N/A
Daniel Wayne Williams                               GMX                                  06/28/05        3185/131
Hattie B. Manning Miles                             Expedition Natural Resources Inc.    07/05/05        N/A
Gladys Manning Ottey                                Expedition Natural Resources Inc.    07/05/05        N/A
J. C. Manning                                       Expedition Natural Resources Inc.    07/05/05        N/A
Willie Charles Manning                              Expedition Natural Resources Inc.    07/05/05        N/A
Wesley J. Manning                                   Expedition Natural Resources Inc.    07/05/05        N/A
Flora D. Manning                                    Expedition Natural Resources Inc.    07/05/05        N/A
Jerry Manning                                       Expedition Natural Resources Inc.    07/05/05        N/A
Bertha Abercrombie                                  Expedition Natural Resources Inc.    07/05/05        N/A
JD Manning                                          Expedition Natural Resources Inc.    07/05/05        3170/208
Lena M. Manning Scott                               Expedition Natural Resources Inc.    07/12/05        N/A
Agious Manning III                                  Expedition Natural Resources Inc.    07/12/05        N/A
Vertice Lee Manning                                 Expedition Natural Resources Inc.    07/12/05        N/A

                          Exhibit A. Part 1, Page -36-

Jessie Anderson                                     Expedition Natural Resources Inc.    07/12/05        N/A
Janice Gibson                                       GMX RESOURCES INC.                   07/12/05        N/A
Peggy N Manning                                     GMX RESOURCES INC.                   07/12/05        N/A
Ruby N Manning Raven                                GMX RESOURCES INC.                   07/12/05        N/A
Claudia A. Manning                                  GMX RESOURCES INC.                   07/12/05        N/A
Annie R Lane Fisher                                 Expedition Natural Resources Inc.    07/18/05        N/A
Linda Robinson Clark                                Expedition Natural Resources Inc.    07/18/05        N/A
James A Lane                                        GMX RESOURCES INC.                   07/18/05        N/A
Flora Jones                                         GMX RESOURCES INC.                   07/20/05        3164/141
Willie Charles Manning                              GMX RESOURCES INC.                   07/25/05        N/A
Joanna Rudd                                         GMX RESOURCES INC.                   07/25/05        3164/138
Gwendolyn Louise Rudd                               GMX RESOURCES INC.                   07/25/05        N/A
James Rudd                                          GMX RESOURCES INC.                   07/25/05        3164/132
Darlene Rudd                                        GMX RESOURCES INC.                   07/25/05        N/A
Brenda Joyce Rudd                                   GMX RESOURCES INC.                   07/25/05        3185/137
LaKiesha Monique Rudd                               GMX RESOURCES INC.                   07/25/05        3185/134
Marie Davis                                         GMX RESOURCES INC.                   07/25/05        3193/28
Bertha Abercrombie                                  GMX RESOURCES INC.                   07/27/05        N/A
Hattie B. Manning Miles                             GMX RESOURCES INC.                   07/27/05        N/A
Claudia A. Manning                                  GMX RESOURCES INC.                   07/27/05        N/A
Lena M. Manning Scott                               GMX RESOURCES INC.                   07/27/05        N/A
JC Manning                                          GMX RESOURCES INC.                   07/27/05        N/A
Ruby N Manning Raven                                GMX RESOURCES INC.                   07/27/05        N/A
Vertice Lee Manning                                 GMX RESOURCES INC.                   07/27/05        N/A
Wesley J Manning                                    GMX RESOURCES INC.                   07/27/05        N/A
Peggy N Manning                                     GMX RESOURCES INC.                   07/27/05        N/A
Jerry Manning                                       GMX RESOURCES INC.                   07/27/05        N/A
Agious Manning, III                                 GMX RESOURCES INC.                   07/27/05        N/A
Janice Gibson(aka Johnnie Lee Manning)              GMX RESOURCES INC.                   07/27/05        N/A
Luster D Manning                                    GMX RESOURCES INC.                   07/29/05        N/A
Jessie L. Manning                                   GMX RESOURCES INC.                   08/10/05        3164/135
Michael Davis                                       GMX RESOURCES INC.                   08/13/05        N/A

WM. SMITH SURVEY A-21

Pauline Foster                                      Expedition Natural Resources Inc.    05/09/01        2262/75
Winnie R. Houston                                   Expedition Natural Resources Inc.    05/09/01        2262/71
Neva Neil Riney                                     Expedition Natural Resources Inc.    05/09/01        2262/63
Penny Star Cox                                      Expedition Natural Resources Inc.    05/09/01        2262/67
Juanita Wadlington                                  Expedition Natural Resources Inc.    05/09/01        2262/80
Essie Manning                                       Expedition Natural Resources Inc.    09/26/01        2312/47
Lizzie Manning Tamplin                              Expedition Natural Resources Inc.    09/26/01        2330/298
Bertha Jennings                                     Expedition Natural Resources Inc.    05/13/05        3103/120
Glen Edward Williams                                Expedition Natural Resources Inc.    05/13/05        3178/122
Olden Davis Manning, Jr.                            Expedition Natural Resources Inc.    05/13/05        3112/163
Annie Mosely                                        Expedition Natural Resources Inc.    05/13/05        3106/120
Melba Manning                                       Expedition Natural Resources Inc.    05/13/05        3112/166
Elessia Mae Leffall                                 Expedition Natural Resources Inc.    05/13/05        N/A
Darrell Manning                                     Expedition Natural Resources Inc.    05/13/05        N/A
Edward Manning                                      Expedition Natural Resources Inc.    05/13/05        3112/145
Johnnie Rohelia Manning                             Expedition Natural Resources Inc.    05/13/05        3112/154

                          Exhibit A. Part 1, Page -37-

Raymond David Manning, Sr.                          Expedition Natural Resources Inc.    05/13/05        N/A
Cornelia Manning Caines                             Expedition Natural Resources Inc.    05/13/05        3112/151
Mary Ann Jennings                                   Expedition Natural Resources Inc.    05/13/05        3113/255
Velma Jean M. Shambry                               Expedition Natural Resources Inc.    05/13/05        N/A
James Leon Williams                                 Expedition Natural Resources Inc.    05/13/05        N/A
Tina Lee Ebukam                                     Expedition Natural Resources Inc.    05/13/05        N/A
Ernest Lee Jennings                                 Expedition Natural Resources Inc.    05/13/05        N/A
Billy Ray Else                                      Expedition Natural Resources Inc.    05/13/05        N/A
Lonnie Calvin Manning                               Expedition Natural Resources Inc.    05/20/05        3112/160
Pauline Manning Reeves                              Expedition Natural Resources Inc.    05/20/05        3112/163
Rufus Manning                                       Expedition Natural Resources Inc.    05/20/05        3103/114
Clemonteen Manning                                  Expedition Natural Resources Inc.    05/20/05        3106/114
Horace Manning                                      Expedition Natural Resources Inc.    05/20/05        3106/117
Cecil Manning                                       Expedition Natural Resources Inc.    05/20/05        3106/123
Shanna Rosetta Starr                                Expedition Natural Resources Inc.    05/20/05        3116/98
Haward Manning, Jr.                                 Expedition Natural Resources Inc.    05/20/05        N/A
Lee Manning                                         Expedition Natural Resources Inc.    05/20/05        3112/157
Dorothy Manning Abercrombie                         Expedition Natural Resources Inc.    05/20/05        3112/148
Delois Manning Barr                                 Expedition Natural Resources Inc.    05/20/05        N/A
Louis Bernard Manning                               Expedition Natural Resources Inc.    05/20/05        N/A

J. MAXIMILLIN SURVEY A-444

Karen Fults Fritschi                                Expedition Natural Resources Inc.    08/11/04        2975/216
Brenda Hayner Moon                                  Expedition Natural Resources Inc.    08/10/04        2925/65
James Brandon Cullum                                Expedition Natural Resources Inc.    09/07/04        2968/20
Jerry D. Fults                                      Expedition Natural Resources Inc.    08/12/04        2953/206
James Earl Fults                                    Expedition Natural Resources Inc.    08/12/04        2953/211
Francis Paul Cullum                                 Expedition Natural Resources Inc.    09/02/04        2961/55
Judy Fults, Travis Vernon & Farrah Elise Fults      Expedition Natural Resources Inc.    08/10/04        2943/257
Barbara Midlo, et al                                Expedition Natural Resources Inc.    03/28/05        3070/152
Evelyn Warren                                       Expedition Natural Resources Inc.    03/28/05        3075/228
Betty Mae Jackson                                   Expedition Natural Resources Inc.    03/28/05        3069/267
James Howard                                        Expedition Natural Resources Inc.    03/28/05        3069/270
Vernell Howard                                      Expedition Natural Resources Inc.    03/28/05        3069/276
E. Jesse Howard                                     Expedition Natural Resources Inc.    03/28/05        3069/273
Vernetta Howard                                     Expedition Natural Resources Inc.    03/28/05        3070/155
Arthur D. Hollie                                    Expedition Natural Resources Inc.    03/28/05        3070/185
Ketra James                                         Expedition Natural Resources Inc.    03/28/05        3075/222
Albert James, Sr.                                   Expedition Natural Resources Inc.    03/28/05        3075/225
Benita James                                        Expedition Natural Resources Inc.    03/28/05        3075/237
Velma White                                         Expedition Natural Resources Inc.    03/17/05        3075/231
Beverly James Smith                                 Expedition Natural Resources Inc.    03/28/05        3075/234
Henry McCarver                                      Expedition Natural Resources Inc.    03/28/05        3079/80
Lonnie Veasey                                       Expedition Natural Resources Inc.    03/30/05        3079/74
Thelma Lois Veasey                                  Expedition Natural Resources Inc.    03/17/05        3079/77
Audrey James                                        Expedition Natural Resources Inc.    04/11/05        3082/346
Troy Howard                                         Expedition Natural Resources Inc.    03/28/05        3082/343
Jimmie Ray Howard                                   Expedition Natural Resources Inc.    03/28/05        3082/340
William Charles Howard                              Expedition Natural Resources Inc.    03/28/05        3083/1
Sherilyn Howard                                     Expedition Natural Resources Inc.    04/18/05        3095/123

                          Exhibit A. Part 1, Page -38-

Francis Paul Cullum                                 Expedition Natural Resources Inc.    05/24/05        N/A
Brenda Moon                                         Expedition Natural Resources Inc.    05/24/05        N/A
James Brandon Cullum                                Expedition Natural Resources Inc.    05/24/05        N/A
Eugene B. Harvey, Jr.                               Expedition Natural Resources Inc.    07/09/04        2903/316
James Ford Harvey                                   Expedition Natural Resources Inc.    07/09/04        2938/268
John Stewart Harvey                                 Expedition Natural Resources Inc.    07/09/04        2938/264
Audrey James                                        Expedition Natural Resources Inc.    04/11/05        3082/346
Sherilyn Howard                                     Expedition Natural Resources Inc.    04/18/05        3095/123
Gladys Howard                                       Expedition Natural Resources Inc.    04/18/05        3106/129
Johnny Howard, Jr.                                  Expedition Natural Resources Inc.    04/18/05        3106/126
Judy Fults, Travis Fults, Farrah Fults              Expedition Natural Resources Inc.    05/02/05        N/A
Karen Fults Fritschi                                Expedition Natural Resources Inc.    05/31/05        N/A
Jo Ann Fults Scott                                  Expedition Natural Resources Inc.    06/24/05        N/A
Velma Denson                                        Expedition Natural Resources Inc.    06/29/05        N/A
Brenda Williams                                     Expedition Natural Resources Inc.    06/29/05        N/A
Erma Perryman                                       Expedition Natural Resources Inc.    06/29/05        3178/117
Freddie Kendrick                                    Expedition Natural Resources Inc.    06/29/05        3170/199
Georgia Davis Johnson                               Expedition Natural Resources Inc.    07/04/05        3164/155
Elvy Pharr Callies                                  Expedition Natural Resources Inc.    07/04/05        3164/155
Margaret Jefferson Harvey                           Expedition Natural Resources Inc.    07/04/05        N/A
Charlotte C. Thomas                                 Expedition Natural Resources Inc.    07/08/05        N/A
James B. Crawley                                    Expedition Natural Resources Inc.    07/08/05        N/A
Orestus Cavness                                     GMX RESOURCES INC.                   07/15/05        N/A
OJ Holt, Jr. et ux Diane Holt                       GMX RESOURCES INC.                   08/14/05        3164/150
Donald Quayle Powell                                GMX RESOURCES INC.                   08/18/05        3170/202
Eura Lee Cavness, Jr.                               GMX RESOURCES INC.                   09/07/05        3189/250
Eura Jean Cavness Wallace                           GMX RESOURCES INC.                   09/07/05        3191/308
Maurice Cavness                                     GMX RESOURCES INC.                   09/07/05        N/A
Annie Laurie Perkins                                GMX RESOURCES INC.                   09/14/05        N/A
Gregory Johnson                                     GMX RESOURCES INC.                   09/14/05        N/A
John Dixon, Jr.                                     GMX RESOURCES INC.                   09/14/05        N/A
Evelyn Warren                                       GMX RESOURCES INC.                   09/22/05        N/A
Hallard Green                                       GMX RESOURCES INC.                   09/26/05        N/A
Jacob C. Bell, Jr. et ux Ruby Wade Bell             GMX RESOURCES INC.                   09/26/05        3191/314
Corine Williams                                     GMX RESOURCES INC.                   09/28/05        N/A
Vernon G. Calvin, Jr.                               GMX RESOURCES INC.                   10/03/05        N/A
Corinthian Calvin White                             GMX RESOURCES INC.                   10/03/05        N/A
Velma Dixon                                         GMX RESOURCES INC.                   10/03/05        N/A
Phyllis Calvin Tucker                               GMX RESOURCES INC.                   10/03/05        N/A

SARAH SHOTO SURVEY A-632

Lake C. Brown Test. Trust                           Expedition Natural Resources Inc.    10/29/04        2963/244
Hester Marie Lucas Miller                           Expedition Natural Resources Inc.    11/10/04        2968/7
Audrey Wickerham                                    Expedition Natural Resources Inc.    11/15/04        2985/91
Jessie Thomas                                       Expedition Natural Resources Inc.    11/15/04        3000/196
Eva Beasley                                         Expedition Natural Resources Inc.    11/15/04        3000/200
Natasha Bradley                                     Expedition Natural Resources Inc.    11/15/04        3000/204
Joseph Thomas                                       Expedition Natural Resources Inc.    11/15/04        3027/90
Marcellas Smith                                     Expedition Natural Resources Inc.    11/19/04        3000/191
Horace Taylor, Jr. & Cassandra Taylor               Expedition Natural Resources Inc.    11/19/04        3000/188

                          Exhibit A. Part 1, Page -39-

Brenda S. Pullum                                    Expedition Natural Resources Inc.    11/19/04        2985/82
Eliza Stewart                                       Expedition Natural Resources Inc.    11/19/04        3000/211
Pearl McGregor                                      Expedition Natural Resources Inc.    11/19/04        3000/299
Pearl Prosper                                       Expedition Natural Resources Inc.    11/19/04        2985/85
Evelyn Diaz                                         Expedition Natural Resources Inc.    11/19/04        3000/223
Annie Wilson                                        Expedition Natural Resources Inc.    11/19/04        3000/226
Gracie Lee Henderson                                Expedition Natural Resources Inc.    11/19/04        3024/102
Georgia Daniels                                     Expedition Natural Resources Inc.    11/19/04        3015/72
Cassandra Taylor                                    Expedition Natural Resources Inc.    11/19/04        3000/208
Riva Butler                                         Expedition Natural Resources Inc.    11/19/04        3015/63
Minnie Mary Sapp                                    Expedition Natural Resources Inc.    11/19/04        3015/69
Carl Roberson                                       Expedition Natural Resources Inc.    11/19/04        3053/152
Alberts Malory, et ux                               Expedition Natural Resources Inc.    11/19/04        3000/185
Larry Smith                                         Expedition Natural Resources Inc.    11/30/04        2985/88
Mary Wingo                                          Expedition Natural Resources Inc.    11/30/04        3000/214
Virginia McGruder                                   Expedition Natural Resources Inc.    11/30/04        3000/220
Wilbert Alexander                                   Expedition Natural Resources Inc.    11/30/04        2985/79
Gerald Northington                                  Expedition Natural Resources Inc.    11/30/04        3000/217
Charles Northington                                 Expedition Natural Resources Inc.    11/30/04        3015/66
Robert Earl Roberson                                Expedition Natural Resources Inc.    11/30/04        3053/149
Marjorie Barnwell Brown                             Expedition Natural Resources Inc.    02/04/05        3027/86
Janice Malone                                       Expedition Natural Resources Inc.    05/23/05        3112/178
Donnetter Williams                                  Expedition Natural Resources Inc.    06/07/05        3112/181

H. S. HOPE SURVEY A-325

Bob D. Hines & Vicki Renee Johnson                  Expedition Natural Resources Inc.    10/11/04        2966/256
Jacob C. Bell, Jr. et ux Ruby Wade Bell             GMX RESOURCES INC.                   09/26/05        3191/314

DAVID EARL SURVEY A-235

Lafayette Williams                                  Expedition Natural Resources Inc.    09/16/04        2950/92
Charles R. Williams                                 Expedition Natural Resources Inc.    09/16/04        2953/203
Gladys Fisher                                       Expedition Natural Resources Inc.    09/16/04        2950/89
Jennie Mae Shiner                                   Expedition Natural Resources Inc.    09/16/04        2950/98
Margarita Wilson                                    Expedition Natural Resources Inc.    09/16/04        2950/95
Clemmie Cooper Walton                               Expedition Natural Resources Inc.    10/03/04        2950/104
Henry Lawrence Cooper                               Expedition Natural Resources Inc.    10/03/04        2950/107
Annie Marie Thomas                                  Expedition Natural Resources Inc.    10/03/04        2950/113
Mabel Wilson                                        Expedition Natural Resources Inc.    10/03/04        2950/110
Bertha M. Cooper                                    Expedition Natural Resources Inc.    10/03/04        2950/101
Wille F. Cooper, III                                Expedition Natural Resources Inc.    10/03/04        3053/146
Sally Hesser Bates, et vir, Billy J. Bates          Expedition Natural Resources Inc.    03/07/05        3050/223
Francis Paul Cullum                                 Expedition Natural Resources Inc.    05/24/05        N/A
Brenda Moon                                         Expedition Natural Resources Inc.    05/24/05        N/A
James Brandon Cullum                                Expedition Natural Resources Inc.    05/24/05        N/A
Judy Fults, Travis Fults, Farrah Fults              Expedition Natural Resources Inc.    05/02/05        N/A
J. B. Williams                                      Expedition Natural Resources Inc.    05/23/05        N/A
Dorothy L. Smith                                    Expedition Natural Resources Inc.    05/23/05        N/A
Laveorn Clements                                    Expedition Natural Resources Inc.    05/23/05        N/A
LaRuth Brown                                        Expedition Natural Resources Inc.    05/23/05        3119/347

                          Exhibit A. Part 1, Page -40-

Sherba Manuel                                       Expedition Natural Resources Inc.    05/23/05        3119/335
Gwendolyn Williams                                  Expedition Natural Resources Inc.    05/23/05        N/A
Jewell Williams                                     Expedition Natural Resources Inc.    05/23/05        N/A
Ludene Harper                                       Expedition Natural Resources Inc.    05/23/05        3116/101
Norma Hollins                                       Expedition Natural Resources Inc.    05/23/05        3116/107
Audrey Williams Ashford                             Expedition Natural Resources Inc.    05/23/05        3116/104
Janice Williams                                     Expedition Natural Resources Inc.    05/23/05        3113/249
Cynthia Williams                                    Expedition Natural Resources Inc.    05/23/05        3113/246
Deborah Williams                                    Expedition Natural Resources Inc.    05/23/05        3113/243
Kenneth Ray Williams                                Expedition Natural Resources Inc.    05/23/05        3112/175
Christopher Williams                                Expedition Natural Resources Inc.    05/23/05        3128/40
Jerry Williams                                      Expedition Natural Resources Inc.    05/23/05        3128/43
Clarice Brazile                                     Expedition Natural Resources Inc.    05/23/05        N/A
John Williams                                       Expedition Natural Resources Inc.    05/23/05        N/A
Lorenzo Williams                                    Expedition Natural Resources Inc.    05/23/05        N/A
Karen Fults Fritschi                                Expedition Natural Resources Inc.    05/31/05        N/A
Jo Ann Fults Scott                                  Expedition Natural Resources Inc.    06/24/05        N/A
Velma Denson                                        Expedition Natural Resources Inc.    06/29/05        N/A
Brenda Williams                                     Expedition Natural Resources Inc.    06/29/05        N/A
Erma Perryman                                       Expedition Natural Resources Inc.    06/29/05        3178/117
Freddie Kendrick                                    Expedition Natural Resources Inc.    06/29/05        3170/199
Georgia Davis Johnson                               GMX RESOURCES INC.                   07/04/05        3164/155
Elvy Pharr Callies                                  Expedition Natural Resources Inc.    07/04/05        N/A
Margaret Jefferson Harvey                           Expedition Natural Resources Inc.    07/04/05        N/A
Charlotte C. Thomas                                 Expedition Natural Resources Inc.    07/08/05        N/A
James B. Crawley                                    Expedition Natural Resources Inc.    07/08/05        N/A
Mary Anne Convis                                    GMX RESOURCES INC.                   07/08/05        3164/147
Sarah McKay                                         Expedition Natural Resources Inc.    07/11/05        N/A
Orestus Cavness                                     GMX RESOURCES INC.                   07/15/05        N/A
Mary Ida Cavness Cross                              GMX RESOURCES INC.                   07/29/05        N/A
Jerry D Fults Est., by J.E. "Buddy" Fults,
Independent Executor                                GMX RESOURCES INC.                   08/01/05        3166/273
James Earl "Buddy" Fults                            GMX RESOURCES INC.                   08/01/05        3166/273
Frankie Crawford                                    GMX RESOURCES INC.                   08/26/05        N/A
Josephine Yancy                                     GMX RESOURCES INC.                   08/31/05        3185/128
Angelina Williams, Tommy Williams III, Lekeithon
Williams                                            Expedition Natural Resources Inc.    09/02/05        3191/311
Eura Lee Cavness, Jr.                               GMX RESOURCES INC.                   09/07/05        3189/250
Eura Jean Cavness Wallace                           GMX RESOURCES INC.                   09/07/05        3191/308
Maurice Cavness                                     GMX RESOURCES INC.                   09/07/05        N/A
Emmett Shankle, Jr.                                 GMX RESOURCES INC.                   09/09/05        3191/302
Annie Laurie Perkins                                GMX RESOURCES INC.                   09/14/05        N/A
Gregory Johnson                                     GMX RESOURCES INC.                   09/14/05        N/A
John Dixon, Jr.                                     GMX RESOURCES INC.                   09/14/05        N/A
Evelyn Warren                                       GMX RESOURCES INC.                   09/22/05        N/A
Hallard Green                                       GMX RESOURCES INC.                   09/26/05        N/A
Vernon G. Calvin, Jr.                               GMX RESOURCES INC.                   10/03/05        N/A
Corinthian Calvin White                             GMX RESOURCES INC.                   10/03/05        N/A
Velma Dixon                                         GMX RESOURCES INC.                   10/03/05        N/A
Phyllis Calvin Tucker                               GMX RESOURCES INC.                   10/03/05        N/A

                          Exhibit A. Part 1, Page -41-

THOMAS BORDEN SURVEY A-124

Francis Paul Cullum                                 Expedition Natural Resources Inc.    05/24/05        N/A
Brenda Moon                                         Expedition Natural Resources Inc.    05/24/05        N/A
James Brandon Cullum                                Expedition Natural Resources Inc.    05/24/05        N/A
Judy Fults, Travis Fults, Farrah Fults              Expedition Natural Resources Inc.    05/02/05        N/A
Jo Ann Fults Scott                                  Expedition Natural Resources Inc.    06/24/05        N/A
Jerry D Fults Est., by J.E. "Buddy" Fults,
Independent Executor                                GMX RESOURCES INC.                   08/01/05        3166/276
James Earl "Buddy" Fults                            GMX RESOURCES INC.                   08/01/05        3166/276
Karen Fults Fritschi                                Expedition Natural Resources Inc.    05/31/05        N/A























                          Exhibit A. Part 1, Page -42-

                               EXHIBIT "A", PART 1

Attached to and made a part of that certain Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by and between GMX RESOURCES INC., as Grantor and Capital One, National Association, as Grantee, dated June 7, 2006

PANOLA COUNTY, TEXAS

                 WELL NAME                                   WI                    NRI        LOCATION
TIMMINS (SUN) #7                                         0.7691374              0.6603494     J. Findley Survey A-247

LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
Mrs. Marie Black Hogg, et vir                 A. M. Rozeman                     03/18/54      352/636
Mrs. Era Black Webb, et vir                   A. M. Rozeman                     03/18/54      352/632
R. W. Williams, et al                         Charles F. DeBardeleben, Jr.      01/19/55      446/555
Mrs. Florence J. Russenberger, et al          A. M. Rozeman                     06/17/53      427/343
W. C. Feazel, et al                           Barnwell Production Company       11/12/55      381/369
W. C. Feazel, et al                           Barnwell Production Company       09/16/55      381/26
Mrs. Ottelia A. McGill                        A. M. Rozeman                     06/18/53      427/378
John Tutle, et al                             A. M. Rozeman                     04/28/55      419/416
Mrs. Octavia Timmins, et al                   A. M. Rozeman                     04/29/53      338/325
A. F. Timmins, et us                          A. M. Rozeman                     04/29/54      338/308

                 WELL NAME                                   WI                    NRI        LOCATION
A. P. LISTON GU #1C TA                                   0.8582868              0.6901584     D. Tuttle Survey A-668
A. P. LISTON GU #1T TA                                   0.8582868              0.6901584     D. Tuttle Survey A-668
A. P. LISTON GU #3                                       1.0000000              0.8029148     D. Tuttle Survey A-668

LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
A. P. Liston, et ux                           Gerald J. McDermott               04/18/52      322/20
J. R. Bondurant                               T. C. Huddle                      05/22/52      322/343
R. L. (Lee) Carr, et ux                       D. D. Dunn                        02/24/44      N/A
J. Liston, et al                              D. D. Dunn                        02/08/44      157/279
Mettie McNair, et vir                         D. D. Dunn                        02/29/44      161/120
Mrs. S. E. Stephenson, et vir                 D. D. Dunn                        02/24/44      N/A
Madie J. Liston, a widow                      D. D. Dunn                        02/17/44      N/A
Madie J. Liston, a widow                      D. D. Dunn                        02/29/44      161/105
W. O. Roquemore, et ux                        D. D. Dunn                        02/24/44      159/367
John Wesley Walton, et ux                     Imperial Production Corporation   12/11/50      312/697
John Wesley Walton, et ux                     Imperial Production Corporation   05/22/52      325/371
Albert Stevenson, et ux                       Imperial Production Corporation   12/11/50      312/694
Albert Stevenson, et ux                       Imperial Production Corporation   05/22/52      325/231
Jimmie Gipson, et ux                          James R. Bondurant                12/11/50      313/7
Jimmie Gipson, et ux                          James R. Bondurant                05/22/52      325/404
Finis Benefield, et ux                        James R. Bondurant                12/11/50      313/11
Finis Benefield, et ux                        James R. Bondurant                05/22/52      325/233

                           Exhibit A. Part 1, Page -1-

                 WELL NAME                                   WI                    NRI        LOCATION
J. F. ROBERTS GU #1C                                     0.8319521              0.6503612     D. Tuttle Survey A-668
J. F. ROBERTS GU #1T                                     0.8319521              0.6503612     D. Tuttle Survey A-668



LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
Joseph Franklin Roberts, et al                Barnwell Drilling Company         8/5/1954      359/507
Mims Chapel Methodist Church                  C. F. DeBardeleben, Jr.           1/2/1955      367/250
J. B. Furrh, et al                            Panola Trading Company, Inc.      7/9/1957      407/413
Climmie Lee Page, et vir                      Barnwell Production Company       4/24/1957     405/400
L. C. Nelson Cox, et al                       Barnwell Production Company       4/24/1957     407/367
Mattie Pearl Cooper Morgan, et vir            Barnwell Production Company       4/24/1957     405/241
Vince Cox, et al                              Barnwell Production Company       4/24/1957     404/570
Ben Cooper, et al                             Barnwell Production Company       4/24/1957     404/293
J. B. Furrh, et al                            Panola Trading Company, Inc.      7/8/1957      407/417
Margaret B. Moller, et al                     Panola Trading Company, Inc.      5/31/1957     407/301
J. B. Furrh, et al                            Panola Trading Company, Inc.      7/9/1957      407/409
Effie Cooper Mitchell, et al                  Panola Trading Company, Inc.      6/7/1957      408/188
Rose Anderson Love, et al                     Panola Trading Company, Inc.      7/29/1957     409/174
Senice Cooper                                 Panola Trading Company, Inc.      7/20/1957     408/254
Mattie Pearl Morgan, et vir                   Panola Trading Company, Inc.      6/14/1957     408/311
L. C. Cox, et al                              Panola Trading Company, Inc.      6/6/1957      406/103
Andrew Cooper, et al                          Panola Trading Company, Inc.      5/31/1957     411/303
Johnnie Cooper, et al                         Panola Trading Company, Inc.      5/31/1957     406/99
Willie Sewell, et al                          Panola Trading Company, Inc.      6/6/1957      406/87
Austin Cooper                                 Panola Trading Company, Inc.      8/19/1957     409/153
Tom Cooper, et us                             Panola Trading Company, Inc       5/31/1957     405/538
H. T. Long                                    Panola Trading Company, Inc.      5/31/1957     405/578
J. B. Furrh, et al                            Panola Trading Company, Inc.      7/9/1957      408/319
W. M. Steele, et al                           Panola Trading Company, Inc.      5/24/1957     408/25
Lawrence Macon                                Panola Trading Company, Inc.      6/25/1957     UKN
Ben Hawkins, et al                            Panola Trading Company, Inc.      5/24/1957     407/630
Lawrence Macon                                Panola Trading Company, Inc.      5/24/1957     407/527
Lawrence Macon                                Panola Trading Company, Inc.      6/25/1957     407/172
Leona Stafford, et al                         Panola Trading Company, Inc.      5/24/1957     407/180
Signora L. Green                              Panola Trading Company, Inc.      5/24/1957     407/176
Allie Bell Taylor, et al                      Panola Trading Company, Inc.      5/24/1957     406/95
John D. Furrh, Jr.                            Panola Trading Company, Inc.      7/9/1957      407/432
Johnnie Cooper, et us                         Panola Trading Company, Inc.      5/24/1957     405/397
John D. Furrh, Jr.                            Panola Trading Company, Inc.      7/9/1957      407/435

                 WELL NAME                                   WI                     NRI       LOCATION
ROBERTS MULLINS #1T                                      0.6920552               0.4817262    W. Mann Survey A-431

LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
O. B. Mullins, et ux                          G. L. Blaxton, Jr.                3/10/1952     319/557

                           Exhibit A. Part 1, Page -2-

                 WELL NAME                                   WI                    NRI        LOCATION
A. WILLIAMS GU #1C                                       0.8599137              0.6469630     F.G. Timmins Survey A-664
A. WILLIAMS #2 TA                                        1.0000000              0.7229680     H. Roberts Survey A-562
FURRH ESTATE #1 A TA                                     0.7897986              0.7271672     F.G. Timmins Survey A-664

LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
J. D. Furrh, et al                            J. B. Dial                        02/06/45      197/132
Mrs. C. C. Steel, et al                       J. B. Dial                        02/26/45      330/552
Security State Bank of Elysian Fields, Texas  J. B. Dial                        02/06/45      197/119
B. H. Timmins, et ux                          J. B. Dial                        02/06/45      281/11
J. B. Furrh, et al                            J. B. Dial                        02/06/45      197/12
J. B. Furrh, et al                            J. B. Dial                        02/06/45      276/463
Rufus Richardson, et al                       R. H. Pendleton                   05/10/54      354/633
Lloyd Richardson, et al                       J. B. Dial                        05/10/54      354/638
Obelia Herrod Allen                           Harry D. Kahn                     10/02/53      425/594
Obelia Herrod Allen                           Harry D. Kahn                     11/10/54      443/565
Acie Johnson, Jr., et us                      Marvin E. Pollard                 09/08/54      439/295
Arnold Lewis Williams                         J. G. Barker                      08/25/53      341/452
Ophelia Timmins                               J. G. Barker                      08/28/53      341/455
Asbie Cobb, et ux                             Marvin E. Pollard                 05/12/54      355/310

                 WELL NAME                                  WI                     NRI        LOCATION
JOE ROBERSON #1                                          0.346818               0.271682      BK 367, P 214
JOE ROBERSON #2                                          0.346818               0.271682      BK 367, P 214
JOE ROBERSON #3                                          0.346818               0.271682      BK 367, P 214

LESSOR                                        LESSEE                            LEASE DATE    BOOK/PAGE
Tony Williams, Jr., et ux                     James R. Bondurant                12/11/1950    313/4
Tony Williams, Jr., et ux                     J. R. Bondurant                   5/2/1952      325/369
Joe Roberson, et ux                           James R. Bondurant                12/11/1950    313/17
Joe Roberson, et ux                           J. R. Bondurant                   5/22/1952     325/365
Henry Gipson, et ux                           James R. Bondurant                12/11/1950    313/1
Henry Gipson, et ux                           J. R. Bondurant                   5/22/1952     325/367
Lonzell Beecham, et ux                        James R. Bondurant                12/11/1950    313/14
Lonzell Beecham, et ux                        J. R. Bondurant                   5/22/1952     325/400
Roosevelt Walton, et ux                       James R. Bondurant                12/11/1950    313/24
Roosevelt Walton, et ux                       J. R. Bondurant                   5/22/1952     325/402
Tommie Mason, et ux                           James R. Bondurant                12/11/1950    312/691
Tommie Mason, et ux                           J. R. Bondurant                   5/22/1952     326/166
Mrs. Annie Mae Hilliard, et al                T. C. Huddle                      2/18/1952     320/41
Albert Stevenson, et ux                       J. R. Bondurant                   12/11/1950    312/694
Albert Stevenson, et ux                       J. R. Bondurant                   5/22/1952     325/231
John Wesley Walton                            James R. Bondurant                12/11/1950    312/697

                           Exhibit A. Part 1, Page -3-

                                EXHIBIT A, PART 2

Attached to and made a part of that certain Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by and between GMX RESOURCES INC., Grantor, and Capital One, National Association, as Grantee, dated June 7, 2006

---------------------------------------------------  ----------  ---------------
                         Declaration of Unit         Date Filed  Harrison County
                                                                    Book/Page
---------------------------------------------------  ----------  ---------------
Hancock Gas Unit #1, 352 Acres                        04/06/00      2075 / 61
Correction                                            06/__/01      ________
---------------------------------------------------  ----------  ---------------
Sanders Moore #1 Gas Unit 704 Acres                   04/09/01     2225 / 123
---------------------------------------------------  ----------  ---------------
Sanders Moore #1 Gas Unit 320 Acres                   04/09/01     2225 / 118
---------------------------------------------------  ----------  ---------------
Annie Perry #1 Gas Unit 701 Acres                     03/22/01      2217 / 20
---------------------------------------------------  ----------  ---------------
Barnwell-Wilson-Maxmillion Gas Unit #1 703.21 Acres   __/__/60      539 / 55
---------------------------------------------------  ----------  ---------------
A. P. Liston Gas Unit #1                              10/25/54      363 / 335
---------------------------------------------------  ----------  ---------------
Dowas Balous Gas Unit #1 704 Acres  (Corrected)       08/06/01     2282 / 135
Original                                              05/22/00     2091 / 239
---------------------------------------------------  ----------  ---------------
N. P. Cockrell Gas Unit #1 704 Acres                  __/__/57      486 / 61
Amendment                                             __/__/57      496 / 144
---------------------------------------------------  ----------  ---------------
Patsy Keyes Gas Unit 412.456 Acres                    05/28/04     2753 / 247
---------------------------------------------------  ----------  ---------------
Barnwell (Barker-Lentz) Oil Unit #5                   05/__/60      543 / 332
---------------------------------------------------  ----------  ---------------
Rains Gas Unit 357.618 Acres                          09/16/04     2929 / 144
---------------------------------------------------  ----------  ---------------
Bryant #1 Gas Unit 494.879 Acres                      07/21/04     2889 / 258
---------------------------------------------------  ----------  ---------------
Lawless Gas Unit #1                                                 459 / 388
Reformed 04/10/87                                                   1143 / 56
Reformed 10/07/87                                                  1160 / 402
---------------------------------------------------  ----------  ---------------
Richardson Gas Unit 340.76 Acres                      07/30/04     2897 / 120
---------------------------------------------------  ----------  ---------------
Barnwell-Waskom Oil Unit #8 81.13 Acres               __/__/62      571 / 63
---------------------------------------------------  ----------  ---------------
North Blocker Gas Unit #1                             __/__/57      488 /387
Amended 02/12/59 668.15 Acres                                       522 / 79
---------------------------------------------------  ----------  ---------------

                           Exhibit A. Part 2, Page -1-

---------------------------------------------------  ----------  ---------------
Blocker Estate Travis Peak Gas Unit #2 668.15 Acres   __/__/59      522 / 137
---------------------------------------------------  ----------  ---------------
Bradshaw O'Brien #1 Gas Unit 321.72 Acres             05/12/04      2841 / 6
---------------------------------------------------  ----------  ---------------
George Neal Gas Unit #1 704 Acres                     __/__/59      528 / 574
---------------------------------------------------  ----------  ---------------
Furrh Gas Unit #3                                                   993 / 206
Amended 01/27/89 689.12 Acres                                       1211 / 36
Amended                                                            1228 / 315
---------------------------------------------------  ----------  ---------------
Furrh - Lewis Gas Unit #2 689.17 Acres                __/__/89     1288 / 319
---------------------------------------------------  ----------  ---------------
Floyd Wilson Oil Unit #1_4 80 Acres                   __/__/91     1283 / 634
---------------------------------------------------  ----------  ---------------





















                           Exhibit A. Part 2, Page -2-

                                EXHIBIT A, PART 3

Attached to and made a part of that certain Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement by and between GMX RESOURCES INC., Grantor, and Capital One, National Association, as Grantee, dated June 7, 2006

                                    CONTRACTS

     The Participation Agreement dated December 29, 2003, by and among Penn Virginia Oil & Gas Corporation, the Borrower, and Expedition Natural Resources Inc. and Endeavor Pipeline Inc., as amended by the First Amendment dated February 27, 2004, the Second Amendment dated March 9, 2004, the Third Amendment dated April 6, 2004, the Fourth Amendment dated August 11, 2004, the Fifth Amendment dated March 2, 2005, and as further amended after the Closing Date in accordance with this Agreement. Penn Virginia Oil & Gas, L.P., a wholly owned subsidiary of Penn Virginia Corporation, is the successor to Penn Virginia Oil and Gas Corporation under the Participation Agreement.

     Operating Agreement dated May 9, 1989, for the A. P. Liston Unit, by Soniat Exploration Company as initial Operator.

     Any Operating Agreements by Penn Virginia Oil & Gas Corporation, as Operator, and Borrower, as non-Operator, including Operating Agreements dated December 5, 2003.

















                           Exhibit A. Part 3, Page -1-